Exhibit 10.1

DATED                  3rd September                  2021

LEASE

relating to

Units 6, 7, 8, 9 and 10

Zeus Building

Harwell Science and Innovation Campus

Harwell

Didcot

Oxfordshire

OX11 0RL

(1)THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP A LIMITED PARTNERSHIP ACTING BY ITS GENERAL PARTNER THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED AND THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED IN ITS CAPACITY AS NOMINEE FOR THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP

(2)VACCITECH (UK) LIMITED

(3)THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP A LIMITED PARTNERSHIP ACTING BY ITS GENERAL PARTNER THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED AND THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED IN ITS CAPACITY AS NOMINEE FOR THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP

Kingsley Napley LLP

20 Bonhill Street

London

EC2A 4DN

Tel: +44 (0)20 7814 1200

Ref: IXS/59261-90

LAND REGISTRY PRESCRIBED CLAUSES

LR1. Date of lease	3rd September
LR2. Title number(s)	LR2.1 Landlord’s title number(s) ON347485 LR2.2 Other title numbers ON359613
LR3. Parties to this lease

Landlord

THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU

Tenant

VACCITECH (UK) LIMITED (company registration number 09973585) whose registered office is at The Schrodinger Building, 2nd Floor, Heatley Road, Oxford Science Park, Oxford, Oxfordshire OX4 4GE

Management Company

THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU

Other parties

None

LR4. Property

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail

See the definition or "Property" in clause 1.1 of this lease

LR5. Prescribed statements etc.

LR5.1 Statements prescribed under rules 179 (dispositions in favour of a charity), 180 (dispositions by a charity) or 196 (leases under the Leasehold Reform, Housing and Urban Development Act 1993) of the Land Registration Rules 2003

None

LR5.2 This lease is made under, or by reference to, provisions of

None

LR6. Term for which the Property is leased.	The term as specified in this lease at clause 1.1 in the definition of “Contractual Term”
LR7. Premium	None
LR8. Prohibitions or restrictions on disposing of this lease	This lease contains a provision that prohibits or restricts dispositions
LR9. Rights of acquisition etc.

LR9.1 Tenants contractual rights to renew this lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land

Cause 44 of this lease and the Schedule

LR9.2 Tenant’s covenant to (or offer to) surrender this lease

None

LR9.3 Landlord’s contractual rights to acquire this lease

None

LR10. Restrictive covenants given in this lease by the Landlord in respect of land other than the Property	None

LR11. Easements

LR11.1 Easements granted by this lease for the benefit of the Property

The easements as specified in clause 4 of this lease

LR11.2 Easements granted or reserved by this lease over the Property for the benefit of other property

The easements as specified in clause 5 of this lease

LR12. Estate rentcharge burdening the Property	None
LR13. Application for standard form of restriction.	None
LR14. Declaration of trust where there is more than one person comprising the Tenant	Not applicable

THIS LEASE is dated                                                      3rd September                                                        2021

PARTIES

(1)

THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the Genera’ Partner and Nominee respectively for THE HARWELL SCIENCE AN! INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number. LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU as aforesaid (the Landlord),

(2)

VACCITECH (UK) LIMITED (company registration number 09973585) whose registered office is at The Schrodinger Building, 2nd Floor, Heatley Road, Oxford Science Park, Oxford, Oxfordshire OX4 4GE (the Tenant); and

(3)

THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number 6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITER (company registration number. 3539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU as aforesaid (the Management Company).

BACKGROUND

By virtue of the Superior Leases the Landlord has long leases of the Building and has agreed to grant the Tenant an underlease of the Property on the terms contained in this agreement.

AGREED TERMS

1.	INTERPRETATION
1.1	The definitions and rules of interpretation set out in this clause apply to this lease.

1987 Order:  the Town and Country Planning (Use Classes) Order 1987.

2020 Regulations:  the Town and Country Planning (Use Classes) Amendment (England) Regulations 2020.

Account Date:  31st March in every year or such other date as the Landlord may from time to time determine and notify to the Tenant in writing.

Act of Insolvency:

(a)	the making of any voluntary arrangement or any other compromise or arrangement for the benefit of any creditors of the Tenant or any guarantor;
(b)	the making of an administration order in relation to the Tenant or any guarantor;
(c)	the appointment of an administrator in relation to the Tenant or any guarantor;
(d)	the appointment of a receiver or manager or an administrative receiver in relation to any property or income of the Tenant or any guarantor;
(e)

the commencement of a voluntary winding-up in respect of the Tenant or any guarantor, except a winding-up for the purpose of amalgamation or reconstruction of a solvent company in respect of which a statutory declaration of solvency has been filed with the Registrar of Companies;

(f)	the making of a winding-up order in respect of the Tenant or any guarantor;
(g)	the striking-off of the Tenant or any guarantor from the Register of Companies;
(h)	the Tenant or any guarantor otherwise ceasing to exist (but excluding where the Tenant or any guarantor dies);
(i)	the making of a bankruptcy order against the Tenant or any guarantor; or
(j)	the Tenant has a mortgagee or other chargee which takes possession or exercises any power of sale.

The paragraphs above shall apply in relation to a partnership or limited partnership (as defined in the Partnership Act 1890 and the Limited Partnerships Act 1907 respectively) subject to the modifications referred to in the Insolvent Partnerships Order 1994 (SI 1994/2421) (as amended), and a limited liability partnership (as defined in the Limited Liability Partnerships Act 2000) subject to the modifications referred to in the Limited Liability Partnerships Regulations 2001 (SI 2001/1090) (as amended).

Act of Insolvency includes any analogous proceedings or events that may be taken pursuant to the legislation of another jurisdiction in relation to a tenant or guarantor incorporated or domiciled in such relevant jurisdiction.

Agreement for Lease:  the agreement for lease in respect of the Property dated 3rd September 2021 and made between (1) the Landlord and (2) the Tenant.

Annual Rent:  rent at an initial rate of £889,948 per annum and then as revised pursuant to this lease.

Building:  the land and buildings known as Zeus on the Estate and shown edged purple on Plan 1 including:

(a)	all additions and alterations that may be made to it;
(b)	all Common Parts;
(c)	any Service Media that serve the Building and other premises where these are not owned by a utility company; and
(d)	any areas used and enjoyed with it;

Provided That both the extent and the boundaries of the Building may be increased from time to time including (without limitation) the intention to add an additional car park to serve the above-mentioned buildings.

Building Services:  means the services listed in clause 9.1.

Building Service Charge:  a fair and due proportion applicable to the Property as determined by the Landlord’s Surveyor (acting reasonably) of all Building Service Costs properly incurred by the Landlord in the provision of the Building Services.

Building Service Charge Year:  is the annual accounting period relating to the Building Services beginning on 1 April 2021 and each subsequent year during the term or such other period as the Landlord may from time to time determine.

Building Service Costs:  the costs listed in clause 9.2.

Common Parts:  the Building other than the Property and North Block.

Common Roads:  the roads and footpaths within those parts of the Estate which are intended for the common use and benefit of occupiers of the Estate as varied from time to time by the Landlord and/or the Superior Landlord as appropriate in the interests of good estate management.

Contractual Term:  a term of ten years from and including the Term Commencement Date to and including 2nd September 2031.

CDM Regulations:  the Construction (Design and Management) Regulations 2015 as amended or as shall be superseded from time to time.

Default Interest Rate:  three percentage points above the Interest Rate.

Energy Assessor:  an individual who is a member of an accreditation scheme approved by the Secretary of State in accordance with regulation 22 of the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118) or regulation 30 of the Building Regulations 2010 (SI 2010/2214).

Energy Performance Certificate:  a certificate as defined in regulation 2(1) of the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118).

Environment:  means the natural and man-made environment, including all or any of the following media, namely air (including air within buildings and air within other natural man-made structures above or below ground), water (including water under or within land or drains or sewers) and land and any living organisms (including man) or systems supported by those media.

Estate:  the estate forming part of the Harwell Science and Innovation Campus Harwell Oxfordshire from time to time the current extent of which is shown edged blue on Plan 2.

Estate Common Parts:  the Common Roads and Service Media, the accesses, landscaped areas, car parks, estate management offices and other areas or amenities on the Estate or outside the Estate but serving or otherwise benefiting the Estate as a whole which are from time to time provided or designated for the common amenity or benefit of the owners or occupiers of the Estate.

Estate Rules and Regulations:  means the document containing the rules and regulations stipulated by the Landlord and the Management Company relating to the Property and the Estate headed “Estate Rules and Regulations 2020” as (the Landlord or the Management Company, as appropriate, acting reasonably) may vary or reissue from time to time.

Estate Services:  means the services listed in clause 10.1.

Estate Service Charge:  a fair and due proportion applicable to the Property as determined by the Management Company or its surveyor (acting reasonably) of all Estate Service vice Costs properly incurred by the Management Company in the provision of the Estate Services

Estate Service Charge Year:  is the annual accounting period relating to the Estate Services beginning on 1 April 2021 and each subsequent year during the term or such other period as the Management Company may from time to time determine.

Estate Service Costs:  the costs listed in clause 10.2.

Group Undertaking:  a group undertaking of the Landlord as that expression is defined in Section 1161 of the Companies Act 2006

Harm:  means harm to the Environment, and in the case of man includes offence caused to any of his senses or harm to his property.

Hazardous Substances:  means any material, substance or organism which, alone or in combination with others, is capable of causing Harm.

Insurance Premium:  a fair proportion of the aggregate in each year of the gross cost of the premium before any discount or commission for the insurance of:

(a)

the Estate Common Parts for their full reinstatement cost (taking inflation of building costs into account) against loss or damage by or in consequence of the Insured Risks, including costs of demolition, site clearance, site protection and shoring-up, professionals’ and statutory fees and incidental expenses, the cost of any work which may be required under any law and VAT in respect of all those costs, fees and expenses; and

(b)	public liability in relation to the Estate Common Parts;

together with any insurance premium tax payable on the above.

Insurance Rent:  the aggregate in each year of a fair proportion of the gross cost of the premium before any discount or commission for the insurance of:

(a)

the Building, other than any plate glass (if any), for its full reinstatement cost (taking inflation of building costs into account) against loss or damage by or in consequence of the Insured Risks, including costs of demolition, site clearance, site protection and shoring-up, professionals’ and statutory fees and incidental expenses, the cost of any work which may be required under any law and VAT in respect of all those costs, fees and expenses; and

(b)	loss of Annual Rent from the Property for three (3) years; together with any insurance premium tax payable on the above.

Insured Risks:  means fire, explosion, lightning, earthquake, storm, subsidence ground slip heave, flood, bursting and overflowing of water tanks, apparatus or pipes, impact by aircraft and articles dropped from them, impact by vehicles, riot, civil commotion, terrorism and any other risks against which the Landlord or Management Company (as applicable) reasonably decides to insure against from time to time and in respect of the Building or Estate Common Parts (as applicable) any other risks against which the Landlord reasonably decides to insure against from time to time and Insured Risk means any one of the Insured Risks.

Interest Rate:  interest at the base rate from time to time of Barclays Bank Plc, or if that base rate stops being used or published then at a reasonably comparable commercial rate reasonably determined by the Landlord.

Internal Area:  the gross internal area in square feet as calculated in accordance with the principles of the RICS Code of Measuring Practice 6th edition.

Landlord’s Neighbouring Property:  each and every part of the adjoining and neighbouring property in which the Landlord or a Group Undertaking and/or the Superior Landlord has an interest and to the extent possible any neighbouring or adjoining property in which the Landlord or a Group Undertaking and/or the Superior Landlord acquires an interest during the term.

Lettable Unit:  any part of the Building (including any floor or part of a floor) other than the Property that is capable of being let and occupied on terms similar to those of this lease.

LTA 1954:  the Landlord and Tenant Act 1954.

North Block:  The part of the Building that comprises Units 1, 2, 3, 4 and 5, as shown edged orange on Plan 1, but excluding any Service Media in, on, under or over those units (whether in existence at the date of this lease or installed in the future) that are used by any part of the Property.

Option:  the option to renew granted by the Landlord under clause 44 of this lease in accordance with the terms set out in the Schedule to this lease.

Permitted Part, one or more individual units comprising the whole of Unit 6, 7, 8, 9 and/or 10.

Permitted Use:  offices and laboratories within Use Class E of the 1987 Order as amended by the 2020 Regulations at the date hereof and ancillary office uses, oi where the 2020 Regulations are repealed or quashed or otherwise no longer apply then Permitted Use shall mean offices and laboratories within class B1 of the 1987 Order (as at 31 August 2020) and ancillary offices uses Provided That in either case such use falls within the Permitted Use as defined in the Superior Leases.

Plan 1:  the plan attached to this lease at Appendix 1.

Plan 2:  the plan attached to this lease at Appendix 2.

Planning Acts:  The Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning and Compensation Act 1991 and the Planning and Compulsory Purchase Act 2004.

Property:  Units 6, 7, 8, 9 and 10 of the Building, as shown edged red on Plan 1:

(a)

including any mezzanine floor installed by either the Landlord or the Tenant before or after the date of this lease, but excluding any Service Media in, on, under or over those units (whether in existence at the date of this lease or installed in the future) that are used by those units in common with any other part of the Estate; but

(b)	excluding the structure of the roof connecting the Property and North Block. Quarter Days: 1 January, 1 April, 1 July and 1 October and Quarter Day means any one of them.

Recommendation Report:  a report as defined in regulation 4 of the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118).

Regulatory Authority:  any body exercising regulatory power or authority and shall include such authority given in or by order of a court.

Remedial Works:  any works which are lawfully required by a relevant Regulatory Authority or by the Landlord acting reasonably to be carried out to remove, remedy, clean-up, abate, contain or ameliorate the effects of any Hazardous Substances.

Rent Commencement Date:  18 October 2021.

Rent Payment Dates:  the Quarter Days in each year.

Rent Review Specification:  the specification annexed to this Lease at Appendix 4.

Reservations:  all of the rights excepted, reserved and granted to the Landlord by this lease.

Review Date:  3rd September 2026

Rights:  the rights granted to the Tenant in clause 4.

Service Media:  all media for the supply or removal of heat, electricity, gas, water, sewage, air conditioning energy, telecommunications, data and all other services and utilities and all structures, machinery and equipment ancillary to those media.

Superior Landlord:  the landlord for the time being of the Superior Leases.

Superior Landlord’s Covenants:  the obligations in the Superior Leases to be observed by the Superior Landlord.

Superior Leases:  the leases by virtue of which the Landlord holds the Building dated:

(a)

14th February 2019 and made between The United Kingdom Atomic Energy Authority (1) and the Landlord (2) as registered at HM Land Registry with title number ON347485 any documents made supplemental to it; and

(o)

29 September 2020 and made between The United Kingdom Atomic Energy Authority (1) and the Landlord (2) and which is being registered at HM Land Registry with title number ON359613 and any documents made supplemental to it.

Superior Lease Service Charge:  the service charge due under the Superior Leases and payable pursuant to clause 11.

Term Commencement Date:2021.

Third Party Rights:  all rights, covenants and restrictions affecting the Property including the matters referred to in the property register and charges register of title number ON347485 and the Superior Leases so far as they shall relate to the Property and remain subsisting.

VAT:  value added tax chargeable under the Value Added Tax Act 1994 or any similar replacement or additional tax.

1.2	The expressions “Category A Works”, “Mezzanine Floors” and “Mezzanine Specification” shall have the meanings given to them in the Agreement for Lease.
1.3

A reference to the Superior Leases is a reference to the superior leases and any deed, licence, consent, approval or other instrument supplemental to them and also any leasehold reversion (whether immediate or not) to such leases.  A reference to this lease, except a reference to the date of this lease or to the grant of the lease, is a reference to this deed and any deed, licence, consent, approval or other instrument supplemental to it.

1.4

A reference to the Superior Landlord includes a reference to the person entitled to the immediate reversion to the Superior Leases.  A reference to the Landlord includes a reference to the person entitled to the immediate reversion to this lease. A reference to the Tenant includes a reference to its successors in title and assigns.  A reference to a guarantor is to any guarantor of the tenant covenants of this lease including a guarantor who has entered into an authorised guarantee agreement.

1.5

Where the Tenant is two or more persons, the obligations expressed to be made by or with the Tenant are deemed to be made by or with the Tenant jointly and severally and the liability of the Tenant shall be joint and several.

1.6

In relation to any payment, unless otherwise expressly stated a reference to a fair proportion is to a fair and reasonable proportion of the total amount payable, determined conclusively (except as to questions of law) by the Landlord or the Management Company (as applicable) or their respective surveyors acting reasonably.

1.7	The expressions landlord covenant and tenant covenant each has the meaning given to it by the Landlord and Tenant (Covenants) Act 1995.
1.8	Unless the context otherwise requires, references to the Estate, Building, the Common Parts, the Estate Common Parts and the Property are to the whole and any part of them or it.
1.9	A reference to the term is to the Contractual Term.
1.10	A reference to the end of the term is to the end of the term however it ends.
1.11

References to the consent of the Landlord are to the consent of the Landlord given in accordance with clause 50.4 and references to the approval of the Landlord are to the approval of the Landlord given in accordance with clause 50.5.  References to any consent or approval required from the Landlord shall be construed as also including a requirement to obtain the consent or approval of the Superior Landlord where such consent or approval is required under the terms of the Superior Leases except that nothing in this lease shall be construed as imposing on the Superior Landlord any obligation (or indicating that such an obligation is imposed on the Superior Landlord by the terms of the Superior Leases) not unreasonably to refuse any such consent.

1.12	A working day is any day which is not a Saturday, a Sunday, a bank holiday or a public holiday in England and Wales.
1.13

Unless otherwise specified, a reference to a particular ldaw is a reference to it as it is in force for the time being, taking account of any amendment, extension, application or re-enactment and includes any subordinate laws for the time being in force made under it and all orders, notices, codes of practice and guidance made under it.

1.14

A reference to laws in general is to all local, national and directly applicable supranational laws in force for the time being, taking account of any amendment, extension, application or re-enactment and includes any subordinate laws for the time being in force made under them and all orders, notices, codes of practice and guidance made under them

1.15

Any obligation in this lease on the Tenant not to do something includes an obligation not to agree to or suffer that thing to be done and an obligation to use reasonable endeavours to prevent that thing being done by another person

1.16	Where the Landlord or the Tenant or the Management Company covenant to do something they shall be deemed to fulfil that obligation if they procure that it is done.
1.17	Unless the context otherwise requires where the words include(s) or including are used in this lease, they are deemed to have the words “without limitation” following them.
1.18	A person includes a corporate or unincorporated body.
1.19	References to writing or written do not include faxes or email.
1.20	Except where a contrary intention appears, a reference to a clause is a reference to a clause of this lease.
1.21	Clause headings do not affect the interpretation of this lease
1.22	The Management Company enters into this lease as a management company within the meaning of section 12 of the Landlord and Tenant (Covenants) Act 1995.
1.23	The Management Company (as may be appropriate) includes its successors in title to the Common Roads and to the signage and Service Media on the Estate Common Parts.
2.	GRANT
2.1	The Landlord with full title guarantee lets the Property to the Tenant for the Contractual Term.

2.2	The grant is made together with the Rights, excepting and reserving to the Landlord the Reservations, and subject to the Third Party Rights.
2.3	The grant is made with the Tenant paying the following as rent to the Landlord:
2.3.1	the Annual Rent;
2.3.2	all interest payable by the Tenant to the Landlord under this lease;
2.3.3	the Building Service Charge;
2.3.4	the Insurance Rent;
2.3.5	the Superior Lease Service Charge;
2.3.6	all other sums due from the Tenant to the Landlord under this lease; and
2.3.7	all VAT chargeable on the other rents set out in this clause 2.3.
3.	TENANT COVENANTS

The Tenant covenants:

3.1	with the Landlord to observe and perform all the tenants covenants in this lease; and
3.2	with the Management Company to observe and perform all the covenants on the part of the Tenant in this lease in favour of the Management Company;

in each case during the term or (if earlier) until the Tenant is released from the tenant covenants of this lease by virtue of the Landlord and Tenant (Covenants) Act 1995.

4.	RIGHTS GRANTED TO THE TENANT
4.1

Except as mentioned in clause 4.2, neither the grant of this lease nor anything in it confers any right over the Landlord’s Neighbouring Property or any other neighbouring property nor is to be taken to show that the Tenant may have any right over the Landlord’s Neighbouring Property or any other neighbouring property, and section 62 of the Law of Property Act 1925 does not apply to this lease

4.2	The Landlord grants to the Tenant and all those authorised by the Tenant:-
4.2.1

the right to pass and re-pass to and from the Property and the parking spaces referred to in clause 4.2.3 at all times with or without vehicles over the Common Roads within the Estate (to the extent that the Landlord is entitled to grant such right and subject to any Third Party Rights);

4.2.2	the right to use the Common Parts for access to and egress from the Property;
4.2.3

the right to park 19 private motor cars or motorbikes belonging to the Tenant, its employees and visitors in the spaces shown coloured blue on Plan 1 or such alternative spaces on the Estate as the Landlord may designate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management;

4.2.4

the right to park 25 private motor cars or motorbikes belonging to the Tenant, its employees and visitors in such parking spaces on the Estate as the Landlord may designate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management, Provided That they are no further than 500 metres from the Property;

4.2.5

the right to install electric charging points within the parking spaces referred to in clause 4.2.3 with the prior consent of the Landlord, such consent not to be unreasonably withheld or delayed, Provided That the electricity consumed, when included with the consumption of electricity at the Property, shall not exceed the figures set out in clause 35.4 of this lease;

4.2.6

the right on a first come first served basis to park private motor cars or motorbikes belonging to the Tenant, its employees and visitors in the undesignated common car parks on the Estate as the Landlord may allocate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management;

4.2.7

the right to use such cycle parking facilities on the Common Parts as the Landlord may designate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management;

4.2.8

the non-exclusive right to use such of the accessible and electric vehicle car parking spaces shown indicatively coloured yellow and coloured green respectively on Plan 1 as may be allocated for such use by the Landlord in the Landlord’s absolute discretion;

4.2.9

the right at all times to use the waste receptacles provided by the Landlord to be located on such area of the external Common Parts as the Landlord shall allocate and provide for that purpose from time to time for the purpose of conventional waste disposal only but not for any specialist or recycling waste the disposal arrangements for which shall be the responsibility of the Tenant;

4.2.10

the right to the free and uninterrupted passage and running of services through the Service Media in or under the Building and other parts of the Estate that serve (but do not form part of the Property) which are in existence at the date of this lease or are installed or constructed during the term;

4.2.11	the right to support and protection from the Common Parts to the extent that the Common Parts provide support and protection to the Property at the date of this lease;
4.2.12	the right to attach any item to the Common Parts adjoining the Property so far as is reasonably necessary to carry out any works to the Property required or permitted by this lease;
4.2.13	the right to enter the Common Parts so far as is reasonably necessary to:
4.2.13.1	carry out works to the Property required or permitted by this lease or
4.2.13.2

erect, install, use, retain, operate, inspect, maintain, repair and (if permitted by the Landlord) renew any alterations or additions beyond the boundaries of the Property to which the Landlord shall have granted prior written consent and only in accordance with the terms of that consent;

(in each case) after having given reasonable notice (which need not be in writing) to the Landlord and Provided That where reasonably required by the Landlord to exercise that right only if accompanied by the Landlord’s representative;

4.2.14

the right to install and retain Service Media beyond the boundaries of the Property in so far as may be required to serve any alterations or additions that have been installed and/or retained beyond the boundaries of the Property to which the Landlord shall have granted prior written consent and only in accordance with the terms of that consent;

4.3	The Rights are granted in common with the Landlord, the Management Company, the Superior Landlord and any other person authorised by the Landlord or the Superior Landlord.
4.4

The Rights may be exercised by the Tenant and by anyone else who is or who becomes entitled to exercise them and by anyone authorised by the Tenant and anyone so entering shall cause as little damage and inconvenience to the Landlord as possible and make good any damage caused to the Estate as soon as reasonably practicable and to the reasonable satisfaction of the Landlord and/or the Management Company.

5.	RIGHTS EXCEPTED AND RESERVED
5.1

The following rights are excepted and reserved from this lease to the Landlord, the Management Company and any superior landlord from time to time for the benefit of the Building, Estate and the Landlord’s Neighbouring Property:

5.1.1	rights of light, air, support and protection as those rights are capable of being enjoyed at any time during the term;
5.1.2

the right to use and connect into and re-route any Service Media at, but not forming part of, the Property and the right to install and construct Service Media at the Property to serve any part of the Building or Estate;

5.1.3	the right to attach any scaffolding or other structure to any boundary of the Property;
5.1.4

at any time during the term, the full and free right for the Landlord and/or the Superior Landlord to develop the Estate and any neighbouring or adjoining property in which the Landlord acquires an interest during the term as the Landlord may think fit;

5.1.5	the right to re-route the Common Roads and any means of access to or egress from the Property or to change the areas over which any of the Rights are exercised;
5.1.6	the right to re-route and replace any Service Media over which the Rights mentioned in clause 4.2.10 may be exercised;
5.1.7	the rights reserved to the Superior Landlord under the Superior Leases; and
5.1.8	the right to enter the Property:
5.1.8.1	to repair, maintain, install, construct, re-route or replace any Service Media or structure relating to any of the Reservations;
5.1.8.2	inspect and record the condition of the Property or other parts of the Building and to carry out works to any other Lettable Unit or any part of the Estate;
5.1.8.3	for any other purpose mentioned in or properly connected with this lease, the Superior Leases, the Reservations, any Third Party Right and/or the interests of the Landlord and any superior reversionary interest in any Landlord’s Neighbouring Property;

notwithstanding that the exercise of any of the Reservations or the works carried out pursuant to them result in a reduction in the flow of light or air to the Property or loss of amenity for the Property Provided That they do not materially adversely affect the use and enjoyment of the Property for the Permitted Use

5.2

The Reservations may be exercised by the Landlord, the Management Company, the Superior Landlord and by anyone else who is or becomes entitled to exercise them and by anyone authorised by the Landlord.

5.3

The Tenant shall allow all those entitled to exercise any right to enter the Property, to do so with their workers, contractors, agents and professional advisors, and to enter the Property at any reasonable time (during usual business hours other than in the case of an emergency) and, except in the case of an emergency, after having given reasonable notice (which need not be in writing) to the Tenant.

5.4

No party exercising any of the Reservations, nor its workers, contractors, agents and professional advisors, shall be liable to the Tenant or to any undertenant or other occupier of or person at the Property for any loss, damage, injury, nuisance or inconvenience arising by reason of its exercising any of those Reservations except for:

5.4.1	physical damage to the Property; or
5.4.2	any loss, damage or injury arising by reason of the negligence of the Landlord or the party exercising the Reservations;
5.4.3	any loss, damage, injury, nuisance or inconvenience in relation, to which the law prevents the Landlord from excluding liability.
6.	THIRD PARTY RIGHTS
6.1

Tenant shall comply with all obligations on the Landlord, the Management Company and the Superior Landlord relating to the Third Party Rights (in each case insofar as those obligations relate to the Property or the exercise of the Rights over the Estate as authorised in this lease and subsist and are capable of taking effect) and shall not do anything (even if otherwise permitted by this lease) that may interfere with any Third Party Right.

6.2

The Tenant shall allow the Landlord, the Management Company and the Superior Landlord and any other person authorised by the terms of any Third Party Right to enter the Property in accordance with its terms.

7.	THE ANNUAL RENT
7.1	The Tenant shall pay the Annual Rent and any VAT in respect of it by four equal instalments in advance on or before the Rent Payment Dates. The payments shall be made by electronic transfer.
7.2

The first instalment of the Annual Rent and any VAT in respect of it shall be made on the Rent Commencement Date and shall be the proportion, calculated on a daily basis in respect of the period beginning on the Rent Commencement Date until the day before the next Rent Payment Date.

7.3

Notwithstanding the provisions of this lease, the Tenant shall be given an initial rent free period of 3 months from the Term Commencement Date followed by a further rent free period equivalent to 18 months’ rent free based on the commencing Annual Rent of £889,948 amortised over a period of 24 months from and including the Rent Commencement Date, so that the amounts of Annual Rent to be paid during the period of 24 months from the Term Commencement Date shall be as follows:

Payment due date	Period from and including payment due date to and including	Amount of Annual Rent to be paid (exclusive of VAT)
3rd September 2021	17 October 2021	Nil
18 October 2021	31 December 2021	£45,716.51
1 January 2022	31 March 2022	£55,556.49
1 April 2022	30 June 2022	£55,556.49
1 July 2022	30 September 2022	£55,556,49
1 October 2022	31 December 2022	£55.556.49
1 January 2023	31 March 2023	£55,556.49
1 April 2023	30 June 2023	£55,556.49
1 July 2023	30 September 2023	£55,556.49
1 October 2023	17 October 2023	£10,365.29

8.	REVIEW OF THE ANNUAL RENT
8.1

In this clause the President is the President for the time being of the Royal Institution of Chartered Surveyors or a person acting on his behalf, and the Surveyor is the independent valuer appointed pursuant to clause 8.7.

8.2	The Annual Rent shall be reviewed on the Review Date to equal:
8.2.1

the Annual Rent payable immediately before the Review Date (or which would then be payable but for any abatement or suspension of the Annual Rent or restriction on the right to collect it and disregarding any amortised rent free period during the term) or, if greater;

8.2.2	the open market rent agreed or determined pursuant to this clause 8.
8.3	The open market rent may be agreed between the Landlord and the Tenant at any time before it is determined by the Surveyor.
8.4

If the open market rent is determined by the Surveyor, it shall be the amount that the Surveyor determines is the annual rent (exclusive of any VAT) at which the Property could reasonably be expected to be let:

8.4.1	in the open market;
8.4.2	at the Review Date;
8.4.3	on the assumptions listed in clause 8.5; and
8.4.4	disregarding the matters listed in clause 8.6.
8.5	The assumptions are:
8.5.1	the Property is available to let in the open market:
8.5.1.1	by a willing lessor to a willing tenant;
8.5.1.2	as a whole;
8.5.1.3	with vacant possession;
8.5.1.4	without a fine or a premium;
8.5.1.5	for a term of ten years commencing on the Review Date;
8.5.1.6	with a rent review date on the fifth anniversary of the Review Date; and
8.5.1.7	otherwise on the terms of this lease, other than:

8.5.1.7.1	as to the amount of the Annual Rent and the Review Date (but including the provisions for review of the Annual Rent in accordance with clause 5.1.6); and
8.5.1.7.2	clause 44 and the Schedule to this lease;
8.5.2

the willing tenant has had the benefit of any rent-free or other concession or contribution which would be offered in the open market at the Review Date in relation to fitting out works at the Property;

8.5.3	the Property may lawfully be used by the willing tenant (or any potential undertenant or assignee of the willing tenant) for any purpose permitted by this lease;
8.5.4	the Landlord and the Tenant have fully complied with their obligations in this lease;
8.5.5	if the Property or any other’ part of the Building or any Service Media serving the Property, has been destroyed or damaged, it has been fully restored;
8.5.6	no work has been carried out on the Property that has diminished the rental value of the Property other than work carried out in compliance with clause 36;
8.5.7

any fixtures, fittings, machinery or equipment supplied to the Property by the Landlord that have been removed by or at the request of the Tenant, or any undertenant or their respective predecessors in title (otherwise than to comply with any law) remain at the Property;

8.5.8

the willing tenant and its potential assignees and undertenants shall not be disadvantaged by any actual or potential exercise of an option to tax under Part 1 of Schedule 10 to the VATA 1994 in relation to the Property; and

8.5.9

the Mezzanine Floors (including staircases leading to them) and the Category A Works to the Mezzanine Floors were installed by the willing landlord at its cost at the date of this lease in accordance with the Rent Review Specification and the Mezzanine Specification;

8.5.10	all of the other works listed in Appendix G to the Agreement for Lease were provided and carried out by the willing landlord at its cost at the date of this lease;
8.5.11	the Internal Area of the Property is:

Unit (at the Property)	Floor	Internal Area (Sq Ft)
6	Ground	1611
6	First	1611
7	Ground	3156
7	First	3156
8	Ground	3160
8	First	3160
9	Ground	3157
9	First	3157
9	Second	917
10	Ground	3165
10	First	3165
10	Second	1789

8.6	The matters to be disregarded are:
8.6.1	any effect on rent of the fact that the Tenant or any authorised undertenant has been in occupation of the Property;
8.6.2	any goodwill attached to the Property by reason of any business carried out there by the Tenant or by any authorised undertenant or by any of their predecessors in title;
8.6.3

any effect on rent attributable to any physical improvement to the Property carried out before or after the date of this lease, by and at the expense of the Tenant or any authorised undertenant with all necessary consents, approvals and authorisations and not pursuant to an obligation to the Landlord (other than an obligation to comply with any law);

8.6.4	any effect on rent of any obligation on the Tenant to fit out the Property or to reinstate the Property to the condition or design it was in before any alterations or improvements were carried out;
8.6.5	any statutory restriction on rents or the right to recover them; and

8.6.6	any depreciatory effect on the Annual Rent of clauses 8.4 to 8.6.
8.7

The Surveyor shall be an independent valuer who is a Member or Fellow of the Royal Institution of Chartered Surveyors.  The Landlord and the Tenant may, by agreement, appoint the Surveyor at any time before either of them applies to the President for the Surveyor to be appointed.  Any application to the President may not be made earlier than three months before the Review Date.

8.8

The Surveyor shall act as an expert and not as arbitrator.  The Surveyor shall determine the open market rent.  The Surveyor’s decision shall be given in writing, and the Surveyor shall provide reasons for any determination.  The Surveyor’s written decision on the matters referred to him shall be final and binding in the absence of manifest error or fraud.

8.9

The Surveyor shall give the Landlord and the Tenant an opportunity to make written representations to the Surveyor and to make written counter-representations commenting on the representations of the other party to the Surveyor. The parties will provide (or procure that others provide) the Surveyor with such assistance and documents as the Surveyor reasonably requires for the purpose of reaching a decision.

8.10

If the Surveyor dies, or becomes unwilling or incapable of acting, or unreasonably delays in making any determination, then either the Landlord or the Tenant may apply to the President to discharge the Surveyor and clause 8.7 shall then apply in relation to the appointment of a replacement.

8.11

The fees and expenses of the Surveyor and the cost of the Surveyor’s appointment and any counsel’s fees, or other fees, properly incurred by the Surveyor shall be payable by the Landlord and the Tenant in the proportions that the Surveyor directs (or if the Surveyor makes no direction, then equally). If either party does not pay its part of the Surveyor’s fees and expenses within ten working days after demand by the Surveyor, the other party may pay that part and the amount it pays shall be a debt of the non-paying party due and payable within ten working days of demand to the paying party. The Landlord and the Tenant shall otherwise each bear their own costs in connection with the rent review

8.12

If the revised Annual Rent has not been agreed by the Landlord and the Tenant or determined by the Surveyor on or before the Review Date, the Annual Rent payable from and including that Review Date shall continue at the rate payable immediately before that Review Date.  No later than five (5) working days after the revised Annual Rent is agreed or the Surveyor’s determination is notified to the Landlord and the Tenant, the Tenant shall pay:

8.12.1

the shortfall (if any) between the amount that it has paid for the period from and including the Review Date until the Rent Payment Date following the date of agreement or notification of the revised Annual Rent and the amount that would have been payable had the revised Annual Rent been agreed or determined on or before that Review Date; and

8.12.2

interest at the Interest Rate on that shortfall calculated on a daily basis by reference to the Rent Payment Dates on which parts of the shortfall would have been payable if the revised Annual Rent had been agreed or determined on or before that Review Date and the date payment is received by the Landlord.

8.13	Time shall not be of the essence for the purposes of this clause.
8.14	If at any time there is a guarantor, the guarantor shall not have any right to participate in the review of the Annual Rent.
8.15

As soon as practicable after the amount of the revised Annual Rent has been agreed or determined, a memorandum recording the amount shall be signed by or on behalf of the Landlord and the Tenant and endorsed on or attached to this lease and its counterpart.  The Landlord and the Tenant shall each bear their own costs in connection with the memorandum.

9.	BUILDING SERVICE CHARGE
9.1	The Building Services are:
9.1.1	cleaning, maintaining, decorating and repairing the Common Parts, including external and structural parts and all Service Media forming part of the Common Parts;
9.1.2	lighting the Common Parts and cleaning, maintaining, repairing and replacing lighting machinery and equipment on the Common Parts;
9.1.3	cleaning, maintaining, repairing and replacing refuse bins on the Common Parts;

9.1.4	cleaning, maintaining, repairing and replacing signage for the Common Parts;
9.1.5	cleaning, maintaining, repairing, operating and replacing any security machinery and equipment (including closed circuit television) on the Common Parts;
9.1.6	cleaning, maintaining, repairing, operating and replacing fire prevention, detection and fire fighting machinery and equipment and fire alarms on the Common Parts;
9.1.7	cleaning, maintaining, repairing and replacing any signboard showing the names and logos of the tenants and other occupiers (if provided by the Landlord);
9.1.8	maintaining the landscaped and grassed areas of the Common Parts;
9.1.9	cleaning maintaining repairing lighting and replacing the car park within the Common Parts; and
9.1.10

any other service or amenity that the Landlord may in its reasonable discretion (acting in accordance with the principles of good estate management) provide for the benefit of the tenants and occupiers of the Building.

9.2	The Building Service Costs are the total of:
9.2.1	the whole of the costs of:
9.2.1.1	providing the Building Services;
9.2.1.2	the supply and removal of electricity, gas, water, sewage and other utilities to and from the Common Parts;
9.2.1.3	complying with the recommendations and requirements of the insurers of the Building (insofar as those recommendations and requirements relate to the Common Parts);
9.2.1.4

complying with all laws relating to the Common Parts, their use and any works carried out at them, and relating to the use of all Service Media, machinery and equipment at or serving the Common Parts and to any materials kept at or disposed of from the Common Parts;

9.2.1.5	complying with the Third Party Rights insofar as they relate to the Common Parts;

9.2.1.6

taking any steps (including proceedings) that the Landlord considers necessary to prevent or remove any encroachment over the Common Parts or to prevent the acquisition of any right over the Common Parts or to remove any obstruction to the flow of light or air to the Common Parts;

9.2.1.7

pursuing or enforcing any claim and taking or defending any proceedings against any third party or parties employed in the construction refurbishment and/or repair of the Building or for the remedy of a defect or otherwise or in connection with the Building Services;

9.2.1.8	the provision for future anticipated expenditure in respect of any of the Building Services as the Landlord shall consider appropriate (acting reasonably);
9.2.2	the costs, fees and disbursements (on a full indemnity basis) of:
9.2.2.1

managing agents employed by the Landlord for the carrying out and provision of the Building Services or, where managing agents are not employed, a management fee for the same (not exceeding 10% of the total Building Service Costs); and

9.2.2.2	accountants employed by the Landlord to prepare and audit the Building Service Charge accounts;
9.2.3

all costs incurred in relation to those persons directly employed by the Landlord or the managing agent to deliver or administer delivery of the Building Services (whether employee full or part time and whether based at the Building or not) as follows:

9.2.3.1	salaries (and all appropriate benefits);
9.2.3.2	employer’s costs (including national insurance contributions and tax; costs of compliance with statutory requirements; and pension, welfare, and insurance contributions); and
9.2.3.3	training, uniforms and all equipment, supplies and accommodation needed for the proper performance of their duties,
9.2.4	all rates, taxes, impositions and outgoings payable in respect of the Common Parts, their use and any works carried out on them (other than any taxes payable by the Landlord in connection with any dealing with or disposition of its reversionary interest in the Building); and

9.2.5	any VAT payable by the Landlord in respect of any of the items mentioned above except to the extent that the Landlord obtains credit for such VAT under the Value Added Tax Act 1994.
9.3

Subject to the Tenant paying the Building Service Charge, to the Management Company or the Landlord if so directed by the Management Company, the Landlord shall use its reasonable endeavours to provide the Building Services described in clauses 9.1.1 to 9 1.9 (inclusive).  The Landlord may, but shall not be obliged to, provide any of the other Building Services.

9.4	The Landlord shall not be obliged to carry out any works where the need for those works has arisen by reason of any damage or destruction by a risk against which the Landlord is not obliged to insure.
9.5	The Landlord shall not be liable for:
9.5.1	any interruption in, or disruption to, the provision of any of the Building Services for any reason that is outside the reasonable control of the Landlord; or
9.5.2

any injury, loss or damage suffered by the Tenant as a result of any absence or insufficiency of any of the Building Services or of any breakdown or defect in any Service Media, except where due to the negligence of the Landlord or its agents.

9.6

Before, or as soon as practicable after the start of each Building Service Charge Year, the Landlord shall prepare and send the Tenant an estimate of the Building Service Charge for the Building Service Charge Year (“the Estimated Building Service Charge”).

9.7

The Tenant shall pay the Estimated Building Service Charge for each Building Service Charge Year in four equal instalments on each of the Rent Payment Dates The first payment in respect of the Building Service Charge Year current at the date of this lease will be made on the date of this lease and will be a due proportion in respect of the period from and including the Term Commencement Date to and excluding the Rent Payment Date next following the date of this lease.

9.8

If the Landlord or the Landlord’s surveyor does not notify an estimate of the Building Service Charge for any Building Service Charge Year the Estimated Building Service Charge for the preceding Building Service Charge Year shall apply.  The Landlord or the Landlord’s surveyor may at any time revise the Estimated Building Service Charge.  Any revision of the Estimated Building Service Charge after the start of a Building Service Charge Year shall adjust the payments on the following Rent Payment Dates equally.

9.9

As soon as reasonably practicable after the end of each Building Service Charge Year, the Landlord shall serve on the Tenant a certificate of the Building Service Charge certified by the Landlord’s surveyor for that Building Service Charge Year.

9.10

If any cost is omitted from the calculation of the Building Service Charge in any Building Service Charge Year, the Landlord shall be entitled to include it in the estimate and certificate of the relevant Building Service Charge in any of the following Building Service Charge Years.  Otherwise and except in the case of manifest error, the Building Service Charge Certificate shall be conclusive as to all matters of fact to which it refers.

9.11

Without prejudice to the provisions of clause 12.5.6, where the Landlord provides any Building Service by reason of the damage to or destruction of the Common Parts by an Insured Risk or (save where clause 12.10.4 applies) an Uninsured Risk, the costs of that Building Service shall not be included in the Building Service Charge.

9.12

The difference between the Building Service Charge and the Estimated Building Service Charge for any Building Service Charge Year (or part) shall be paid by the Tenant to the Landlord within 14 days of the service of the certificate, or allowed against the next Estimated Building Service Charge payment or after the expiry of the Term refunded to the Tenant after the end of the relevant Building Service Charge Year having carried out the Building Service Charge reconciliation.

9.13	The Building Service Charge shall not include:
9.13.1	any costs relating to the initial construction of the Building or works solely designed to allow for the extension of the Building;

9.13.2

any fees and expenses attributable to the review of rents payable by the tenants and other occupiers of the Building or attributable to the letting of any part of the Building or any disposition or dealing with the Landlord’s interest in the Building or any part thereof;

9.13.3

any costs (including without limitation solicitors surveyors and agents fees and managing agents fees) incurred by or on behalf of the Landlord in the collection of rents or other monies for any occupiers of the Building and/or any proceedings against any occupier of the Building; or

9.13.4

any costs incurred by the Landlord in carrying out any works precautions or other matters as may be required by the Environment Agency or any other relevant statutory body or local authority to remove or remedy or contain any contamination or other environmental hazard arising as a result of prior use and occupation of the Building or part of it by other persons and which is not caused by the Tenant.

10.	ESTATE SERVICE CHARGE
10.1	The Estate Services are:
10.1.1

cleaning maintaining repairing and replacing the Estate Common Parts including all Service Media forming part of the Estate Common Parts all boundaries of the Estate including fences access barriers gates and necessary patrol tracks;

10.1.2	lighting the Estate Common Parts and cleaning maintaining repairing and replacing lighting machinery and equipment on the Estate Common Parts;
10.1.3	cleaning maintaining repairing and replacing refuse bins on the Estate Common Parts;
10.1.4	cleaning maintaining repairing operating and replacing fire prevention, detection and fire fighting machinery and equipment on the Estate Common Parts;
10.1.5	the clearance and gritting of roads and paths on the Estate as reasonably determined by the Management Company;
10.1.6	the provision and maintenance of signage on the Estate including road traffic directional signs;

10.1.7

the provision and maintenance (including replanting or planting) of the landscaped areas forming part of the Estate the grounds and any trees and shrubs therein (and vermin control thereon) and any architectural or ornamental features;

10.1.8	the provision of a security service and equipment for the Estate including reception at the main gate; and
10.1.9

the supply of any other service or amenity that the Management Company may acting in accordance with the principles of good estate management provide for the benefit of the tenants and occupiers of the Estate

10.2	The Estate Service Costs are the total of:
10.2.1	the whole of the costs of:
10.2.1.1	providing the Estate Services;
10.2.1.2	the supply and removal of electricity, gas, water, sewage and other utilities to and from the Estate Common Parts;
10.2.1.3	complying with the recommendations and requirements of the insurers of the Building (insofar as those recommendations and requirements relate to the Estate Common Parts);
10.2.1.4

complying with all laws relating to the Estate Common Parts, their use and any works carried out at them, and relating to the use of all Service Media, machinery and equipment at or serving the Estate Common Parts and to any materials kept at or disposed of from the Estate Common Parts,

10.2.1.5

contributions to sustainable travel and green travel plans that the Management Company is either obliged to contribute towards or where it would be to the benefit of the occupiers of the Estate to do so (acting in the interests of good estate management);

10.2.1.6	complying with the Third Party Rights insofar as they relate to the Estate Common Parts;
10.2.1.7	taking any steps (including proceedings) that the Management Company considers necessary to prevent or remove any encroachment over the Estate

Common Parts or to prevent the acquisition of any right over the Estate Common Parts (or the Estate as a whole) or to remove any obstruction to the flow of light or air to the Estate Common Parts (or the Estate as a whole);

10.2.1.8

pursuing or enforcing any claim and taking or defending any proceedings against any third party or parties employed in the construction refurbishment and/or repair of the Estate Common Parts or for the remedy of a defect or otherwise or in connection with the Estate Services; and

10.2.1.9	the provision for future anticipated expenditure in respect of any of the Estate Services as the Management Company shall consider appropriate (acting reasonably);
10.2.2	the costs, fees and disbursements (on a full indemnity basis) of:
10.2.2.1

managing agents employed by the Management Company for the carrying out and provision of the Estate Services or, where managing agents are not employed, a management fee for the same not exceeding 10% of the total Estate Service Costs; and

10.2.2.2	accountants employed by the Management Company to prepare and audit the Estate Service Charge accounts;
10.2.3

all costs incurred in relation to those persons directly employed by the Management Company or the managing agent to deliver or administer delivery of the Estate Services (whether employed full or part time and whether based at the Estate or not) as follows:

10.2.3.1	salaries (and all appropriate benefits);
10.2.3.2	employer’s costs (including national insurance contributions and tax; costs of compliance with statutory requirements; and pension, welfare, and insurance contributions); and
10.2.3.3	training, uniforms and all equipment, supplies and accommodation needed for the proper performance of their duties,
10.2.4	all rates, taxes, impositions and outgoings payable in respect of the Estate Common Parts, their use and any works carried out on them (other than any taxes payable by the

Management Company in connection with any dealing with or disposition of its reversionary interest in the Estate); and

10.2.5

any VAT payable by the Management Company in respect of any of the items mentioned above except to the extent that the Management Company obtains credit for such VAT under the Value Added Tax Act 1994.

10.3	Any item charged by way of Service Charge (as defined in the Superior Leases) under clause 11 is excluded from the Estate Service Charge to the intent that there shall be no double counting.
10.4

Subject to the Tenant paying the Estate Service Charge, to the Management Company or the Landlord if so directed by the Management Company, the Management Company shall use its reasonable endeavours to:

10.4.1	clean maintain repair replace and light the Common Roads;
10.4.2	keep clean and in repair the Management Company’s signage (if any) upon the Estate; and
10.4.3	clean maintain repair and renew all Service Media forming part of the Estate Common Parts.
10.5	The Management Company may, but shall not be obliged to, provide any of the other Estate Services.
10.6

The Management Company shall not be obliged to carry out any works where the need for those works has arisen by reason of any damage or destruction by a risk against which the Management Company is not obliged to insure.

10.7	The Management Company shall not be liable for.
10.7.1	any interruption in, or disruption to, the provision of any of the Estate Services for any reason that is outside the reasonable control of the Management Company; or
10.7.2

any injury, loss or damage suffered by the Tenant as a result of any absence or insufficiency of any of the Estate Services or of any breakdown or defect in any Service Media, except where due to the negligence of the Management Company.

10.8

Before, or as soon as practicable after the start of each Estate Service Charge Year, the Management Company shall prepare and send the Tenant an estimate of the Estate Service Charge for the Estate Service Charge Year (“the Estimated Estate Service Charge”).

10.9

The Tenant shall pay the Estimated Estate Service Charge to the Management Company (or the Landlord if so directed by the Management Company) for each Estate Service Charge Year in four equal instalments on each of the Rent Payment Dates. The first payment in respect of the Estate Service Charge Year current at the date of this lease will be made on the date of this lease and will be a due proportion in respect of the period from and including the Term Commencement Date to and excluding the Rent Payment Date next following the date of this lease.

10.10

If the Management Company or the Management Company’s surveyor does not notify an estimate of the Estate Service Charge for any Estate Service Charge Year the Estimated Estate Service Charge for the preceding Estate Service Charge Year shall apply.  The Management Company or the Management Company’s surveyor may at any time revise the Estimated Estate Service Charge Any revision of the Estimated Estate Service Charge after the start of an Estate Service Charge Year shall adjust the payments on the following Rent Payment Dates equally.

10.11

As soon as reasonably practicable after the end of each Estate Service Charge Year, the Management Company shall serve on the Tenant a certificate of the Estate Service Charge certified by the Management Company’s surveyor for that Estate Service Charge Year.

10.12

If any cost is omitted from the calculation of the Estate Service Charge in any Estate Service Charge Year, the Management Company shall be entitled to include it in the estimate and certificate of the relevant Estate Service Charge in any of the following Estate Service Charge Years.  Otherwise and except in the case of manifest error, the Estate Service Charge Certificate shall be conclusive as to all matters of fact to which it refers.

10.13	Without prejudice to the provisions of clause 13.4.5, where the Management Company provides any Estate Service by reason of the damage to or destruction of the Estate Common

Parts by an Insured Risk, the costs of that Estate Service shall not be included in the Estate Service Charge.

10.14

The difference between, the Estate Service Charge and the Estimated Estate Service Charge for any Estate Service Charge Year (or part) shall be paid by the Tenant to the Management Company within 14 days of the service of the certificate, or allowed against the next Estimated Estate Service Charge payment or after the expiry of the term refunded to the Tenant after the end of the relevant Estate Service Charge Year having carried out the Estate Service Charge reconciliation.

10.15

The Management Company may from time to time direct the Tenant to pay to the Landlord and the Landlord to collect the Estate Service Charge on behalf of the Management Company.  In the event the Management Company so elects the Tenant shall pay the Estate Service Charge in the manner prescribed in clause 10.9 to the Landlord, and the Landlord shall within 5 working days of receipt forward such sums to the Management Company.

10.16	The Estate Service Charge shall not include.
10.16.1	any costs relating to the initial construction of the Estate or works solely designed to allow for the extension of the Estate;
10.16.2

any fees and expenses attributable to the review of rents payable by the tenants and other occupiers of the Estate or attributable to the letting of any part of the Estate or any disposition or dealing with the Landlord’s interest in the Estate or any part thereof;

10.16.3

all costs (including without limitation solicitors surveyors and agents fees and managing agents fees) incurred by or on behalf of the Landlord in the collection of rents or other monies for any occupiers of the Estate and/or any proceedings against any occupier of the Estate; or

10.16.4

any costs incurred by the Landlord in carrying out any works precautions or other matters as may be required by the Environment Agency or any other relevant statutory body or local authority to remove or remedy or contain any contamination or other environmental hazard in, under or at any part of the Estate that is capable of being let and occupied on terms similar to those of this lease, arising as a result or prior use and occupation of the Estate or part of it by other persons.

10.17	The Tenant separately covenants with the Landlord to comply with its obligations under this clause 10.
11.	SUPERIOR LEASE SERVICE CHARGE PROVISIONS

To the extent the Superior Landlord carries out any of the Services (as defined in the Superior Leases) under the Superior Leases and charges Service Charge (as defined in the Superior Leases) the Tenant will pay the Landlord on demand any such estimated Service Charge (or a fair proportion thereof) and any balancing sum in accordance with the Superior Leases and the Landlord will promptly supply the Tenant with copies of any demands, Estimates and Certificates (as both those terms are defined in the Superior Leases) provided by the Superior Landlord.

12.	PROPERTY INSURANCE
12.1

Subject to clause 12.2, the Landlord shall keep the Building insured against loss or damage by the Insured Risks for the sum which the Landlord considers to be its full reinstatement cost (taking inflation of building costs into account).  The Landlord shall not be obliged to insure any fixtures and fittings or other works installed by the Tenant (other than any Mezzanine Floors and the Category A Works to the Mezzanine Floors that have been installed by or with the consent of the Landlord).

12.2	The Landlord’s obligation to insure is subject to:
12.2.1	any exclusions, limitations, excesses and conditions that may be imposed by the insurers; and
12.2.2	insurance being available in the London insurance market on reasonable terms acceptable to the Landlord.
12.3	In relation to any insurance effected by the Landlord under this clause, the Landlord shall use reasonable endeavours to procure that the Landlord’s insurer:
12.3.1	waives its rights of subrogation against the Tenant and any lawful sub-tenants or occupiers of the Property;

12.3.2	permits the interest of the Tenant to be noted on the policy of insurance either specifically or by way of a general noting of tenants’ interests under the conditions of the insurance policy

Provided That this obligation will not require the Landlord to change its policy where the insurer is not prepared to do so on reasonable terms or on competitive rates.

12.4	The Tenant shall pay to the Landlord on demand:
12.4.1	the Insurance Rent;
12.4.2	any amount that is deducted or disallowed by the insurers pursuant to any excess provision in the insurance policy; and
12.4.3	any costs that the Landlord incurs in obtaining a valuation of the Property for insurance purposes, provided not more than once per annum.
12.5	The Tenant shall:
12.5.1

immediately inform the Landlord and the Superior Landlord if any matter occurs that any insurer or underwriter may treat as material in deciding whether or on what terms to insure or to continue to insure the Building and shall give the Landlord and the Superior Landlord notice of that matter;

12.5.2

not do or omit anything as a result of which any policy of insurance of the Building, any Landlord’s Neighbouring Property or any neighbouring property may become void or voidable or otherwise prejudiced, or the payment of any policy money may be withheld, nor (unless the Tenant has previously notified the Landlord and has paid any increased or additional premium) anything as a result of which any increased or additional insurance premium may become payable;

12.5.3	comply at all times with the requirements and reasonable recommendations of the insurers which have been notified to the Tenant in writing relating to the Building and the Estate Common Parts;
12.5.4

give the Landlord immediate notice upon being made aware of the occurrence of any damage or loss relating to the Property arising from an Insured Risk or of any other event that might affect any insurance policy relating to the Property;

12.5.5

not effect any insurance of the Property (except any plate glass at the Property), but if it becomes entitled to the benefit of any insurance proceeds in respect of the Property (other than in respect of plate glass) pay those proceeds or cause them to be paid to the Landlord; and

12.5.6

pay the Landlord an amount equal to any insurance money that the insurers of the Building refuse to pay by reason of any act or omission of the Tenant, its workers, contractors or agents or any person at the Property, Building or the Estate Common Parts with the actual or implied authority of any of them.

12.6

The Landlord shall, subject to obtaining all necessary planning and other consents (which it shall use its reasonable endeavours to obtain), use all insurance money received (other than for loss of rent) to repair the damage for which the money has been received or (as the case may be) in rebuilding the Property.  The Landlord shall not be obliged to:

12.6.1	provide accommodation identical in layout or design so long as accommodation reasonably equivalent to that previously at the Property is provided;
12.6.2	repair or rebuild if the Tenant has failed to pay any monies due under clause 12.5.6 until those monies are paid; or
12.6.3	repair or rebuild the Property after a notice has been served pursuant to clause 12.8 or clause 12.9; or
12.6.4

rebuild or reinstate tenant’s fitting-out works or any other alterations or additions to the Property (other than any Mezzanine Floors and Category A Works to the Mezzanine Floors that have been installed by or with the consent of the Landlord).

12.7

If the Property is damaged or destroyed by an Insured Risk so as to be unfit for occupation and use then, unless the policy of insurance of the Property has been vitiated in whole or in part in consequence of any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property with the actual or implied authority of any of them, payment of the Annual Rent, or a fair proportion of it according to the nature and extent of the damage, shall be suspended until the date that the Property has been reinstated and made fit for occupation and use (as the case may be), or until the end of three years from the date of damage or destruction, if sooner.

12.8

If, following damage to or destruction of the Building, the Landlord considers that it is impossible or impractical to reinstate the Building, the Landlord may terminate this lease by giving notice to the Tenant.  On giving notice this lease shall determine but this shall be without prejudice to any right or remedy of the Landlord in respect of any breach of the tenant covenants of this lease.  Any proceeds of the insurance (other than any insurance for plate glass) shall belong to the Landlord.

12.9

Unless the policy of insurance of the Property has been vitiated in whole or in part in consequence of any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property with the actual or implied authority of any of them, the Tenant may terminate this lease by giving notice to the Landlord if, following damage or destruction of the Property by an Insured Risk, the Property has not been reinstated so as to be fit for occupation and use or the Common Parts have not been reinstated so as to make the Property accessible or useable within three years after the date of damage or destruction.  On giving this notice this lease shall determine but this shall be without prejudice to any right or remedy of either party in respect of any breach of the other’s covenants of this lease.  Any proceeds of the insurance (other than any insurance for plate glass) shall belong to the Landlord.

12.10

12.10.1	In this clause 12.10 the following words shall have the following meanings:
12.10.1.1	“Uninsured Damage” means that the Building has been destroyed or damaged by an Uninsured Risk so as to render the Property inaccessible and/or unfit for beneficial occupation and use; and
12.10.1.2

“Uninsured Risk”:  means any risks, or some aspect of any of them, which would be covered by the risks specifically identified in the definition of “Insured Risks” but which are excluded from being covered for the time being by reason of unavailability or withdrawal of cover by the Landlord on the grounds that cover cannot be placed on the London Insurance Market with a reputable insurer at reasonably commercial rates and on reasonably commercial conditions or because insurance cover is not available at all.

12.10.2	An Insured Risk does not become an Uninsured Risk for the purposes of this clause 12.10 by reason only of:
12.10.2.1	normal exclusion provisions in relation to a level of excess liability; or
12.10.2.2	rejection by the insurer of liability, or some part of it, due to the act, default or omission of the Tenant or its undertenant, employee licensee or contractor.
12.10.3	If there is Uninsured Damage then:
12.10.3.1

within 12 months of the damage or destruction in question the Landlord shall give written notice to the Tenant (“Election Notice”) stating whether or not it proposes to rebuild or reinstate the Property;

12.10.3.2

if the Election Notice states that the Landlord does propose to rebuild or reinstate the Property then for all the purposes of this lease the Uninsured Damage shall be deemed to have been damage by Insured Risks in respect of which the full insurance monies are recoverable by the Landlord under the insurance policies and the Landlord s obligation to reinstate shall be as set out in clause 12.6, save that the Landlord will not be obliged to rebuild or reinstate tenant’s fitting out works or any other alterations or additions to the Property other than any Mezzanine Floors and Category A Works to the Mezzanine Floors that have been installed by or with the consent of the Landlord;

12.10.3.3

if the Election Notice states that the Landlord does not propose to rebuild or reinstate the Property or if no Election Notice is served strictly within the period of 12 months referred to in clause 12.10.3.1 then this lease will determine with immediate effect but without prejudice to any antecedent claim by either party against the other for antecedent breach of any covenants on the part of the Tenant contained herein; and

12.10.3.4

if this lease is determined under clause 12.10.3.3 the Tenant shall be permitted a reasonable time (not exceeding one month) to remove from the Property any fixtures, fittings or equipment belonging to it and shall not be required, to reinstate any alterations or additions made by it nor to yield up the Property in the state of repair and decoration which would (but for the Uninsured Damage) be required by this lease.

12.10.4

The Landlord shall only be entitled to include within the Building Service Costs any costs which the Landlord incurs (acting properly) in reinstating any damage or destruction to the Building caused by an Uninsured Risk if:

12.10.4.1

the Insured Risk shall have become an Uninsured Risk owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, employees, licensees or contractors; or

12.10.4.2	such damage or destruction does not make the Building or the Property or a substantial part of them unfit for occupation or use or inaccessible.
12.10.5

If there is Uninsured Damage then payment of the Annual Rent shall be suspended on, and from the date on which the Uninsured Damage occurred (unless this lease determines sooner pursuant to clause 12.10.3.3 (in which case and for the avoidance of doubt the Tenant’s obligation to pay the Annual Rent shall automatically determine))

12.10.6

If the Annual Rent has been suspended pursuant to clause 12.10.5, payment of the Annual Rent shall then be suspended until the Uninsured Damage has been reinstated so as to make the Premises fit for occupation and use and accessible.

12.10.7	If there is Uninsured Damage the Tenant shall not be liable to repair the Property pursuant to the obligation contained in clause 30.
13.	ESTATE COMMON PARTS INSURANCE
13.1

Subject to clause 13.2, the Management Company shall keep the Estate Common Parts insured against loss or damage by the Insured Risks for the sum which the Management Company considers to be its full reinstatement cost (taking inflation of building costs into account).

13.2	The Management Company’s obligation to insure is subject to:
13.2.1	any exclusions, limitations, excesses and conditions that may be imposed by the insurers; and
13.2.2	insurance being available in the London insurance market on reasonable terms acceptable to the Management Company.
13.3	The Tenant shall pay to the Management Company on demand:
13.3.1	the Insurance Premium;
13.3.2	any amount that is deducted or disallowed by the insurers pursuant to any excess provision in the insurance policy; and
13.3.3	any costs that the Management Company incurs in obtaining a valuation of the Estate Common Parts for insurance purposes, provided not more than once per annum.
13.4	The Tenant shall:
13.4.1

immediately inform the Management Company and the Superior Landlord if any matter occurs that any insurer or underwriter may treat as material in deciding whether or on what terms to insure or to continue to insure the Estate Common Parts and shall give the Management Company and the Superior Landlord notice of that matter;

13.4.2

not do or omit anything as a result of which any policy of insurance of the Estate Common Parts may become void or voidable or otherwise prejudiced, or the payment of any policy money may be withheld, nor (unless the Tenant has previously notified the Management Company and has paid any increased or additional premium) anything as a result of which any increased or additional insurance premium may become payable;

13.4.3	comply at all times with the requirements and reasonable recommendations of the insurers which have been notified to the Tenant in writing relating to the Estate Common Parts;
13.4.4

give the Management Company immediate notice upon being made aware of the occurrence of any damage or loss relating to the Estate Common Parts arising from an Insured Risk or of any other event that might affect any insurance policy relating to the Estate Common Parts; and

13.4.5

pay the Management Company an amount equal to any insurance money that the insurers of the Estate Common Parts refuse to pay by reason of any act or omission of the Tenant, its workers, contractors or agents or any person at the Estate Common Parts with the actual or implied authority of any of them.

13.5	The Tenant separately covenants with the Landlord to comply with its obligations under this clause 13.
14.	RATES AND TAXES
14.1	The Tenant shall pay all present and future rates, taxes and other impositions and outgoings payable in respect of the Property, its use and any works carried out there, other than:
14.1.1	any taxes payable by the Landlord in connection with any dealing with or disposition of the reversion to this lease; or
14.1.2	any taxes, other than VAT and insurance premium tax, payable by the Landlord by reason of the receipt of any of the rents due under this lease.
14.2

If any such rates, taxes or other impositions and outgoings are payable in respect of the Property together with other property, the Tenant shall pay a fair and reasonable proportion of the total amount payable.

14.3	The Tenant shall not make any proposal to alter the rateable value of the Property or that value as it appears on any draft rating list, without the approval of the Landlord and the Superior Landlord.
14.4

If, after the end of the term, either the Landlord or the Superior Landlord loses rating relief (or any similar relief or exemption) because it has been allowed to the Tenant, then the Tenant shall pay the Landlord or the Superior Landlord, as appropriate, an amount equal to the relief or exemption that has been lost.

15.	COMMON ITEMS
15.1

The Tenant shall comply with all reasonable regulations the Landlord may make and notify to the Tenant in writing from time to time in connection with the use of any of those Service Media forming part of the Estate, structures or other items.

15.2

Except to the extent that such costs are included within the Estate Service Costs or the Building Service Costs, the Tenant must pay to the Landlord on demand a fair proportion of all costs payable by the Landlord for the maintenance, repair, lighting, cleaning and renewal of all Service Media, structures and other items not on or in the Building or Estate but used or capable of being used by the Building or the Estate in common with other land.

16.	UTILITIES
16.1

The Tenant shall pay all costs in connection with the supply and removal of electricity, gas, water, sewage, telecommunications, data and other services and utilities to or from the Property including standing charges (but excluding any installation or connection costs incurred prior to the date of this lease).

16.2	If any of those costs are payable in relation to the Property together with other property, the Tenant shall pay a fair and reasonable proportion of all those costs.
16.3	The Tenant shall comply with all statutory requirements relating to the use of those services and utilities.
17.	VAT
17.1

All sums payable by the Tenant are exclusive of any VAT that may be chargeable.  The Tenant shall pay VAT in respect of all taxable supplies made to it in connection with this lease on the due date for making any payment or, if earlier, the date on which that supply is made for VAT purposes and for which a valid VAT invoice shall be provided.

17.2

Every obligation on the Tenant, under or in connection with this lease, to pay the Landlord or Management Company or any other person any sum by way of a refund or indemnity, shall include an obligation to pay an amount equal to any VAT incurred on that sum by the Landlord or the Management Company or other person and for which a valid VAT invoice shall be provided, except to the extent that the Landlord or the Management Company or other person obtains credit for such VAT under the Value Added Tax Act 1994

17.3	The Tenant shall not seek to disapply the Landlord’s option to tax the Property or buildings thereon at any point during the term.

18.	DEFAULT INTEREST AND INTEREST
18.1

If any Annual Rent or any other money payable by the Tenant under this lease has not been paid within seven days of the due date, whether in the case of the Annual Rent it has been formally demanded or not, the Tenant shall pay the Landlord or (in the case of the Estate Service Charge) the Management Company interest at the Default Interest Rate (both before and after any judgment) on that amount for the period beginning on the due date to and including the date of payment.

18.2

If the Landlord (acting reasonably) does not demand or accept any Annual Rent or other money due or tendered under this lease because the Landlord reasonably believes that the Tenant is in breach of any of the tenant covenants of this lease, then the Tenant shall, when that amount is accepted by the Landlord, also pay interest at the Interest Rate on that amount for the period beginning on the date the amount (or each part of it) became due until the date it is accepted by the Landlord.

19.	COSTS

The Tenant shall pay the proper costs and expenses of the Landlord including any solicitors’ or other professionals’ costs and expenses (incurred both during and after the end of the term) reasonably and properly incurred in connection with or in the proper contemplation of:

19.1.1	the enforcement of the tenant covenants of this lease;
19.1.2

serving any notice in connection with this lease under section 146 or 147 of the Law of Property Act 1925 or taking any proceedings under either of those sections, notwithstanding that forfeiture is avoided otherwise than by relief granted by the court;

19.1.3	serving any notice in connection with this lease under section 17 of the Landlord and Tenant (Covenants) Act 1995;
19.1.4	the proper preparation and service of a schedule of dilapidations in connection with this lease served during or within 4 months of the end of the Contractual Term; and
19.1.5

any consent or approval applied for under this lease, whether or not it is granted (save for in a situation where the Landlord unreasonably withholds or delays its consent, having been required by the terms of this lease not to do so).

20.	COMPENSATION ON VACATING

Any right of the Tenant or anyone deriving title under the Tenant to claim compensation from the Landlord on leaving the Property under the Landlord and Tenant Act 1927 or the LTA 1954 is excluded, except to the extent that the legislation prevents that right being excluded.

21.	NO DEDUCTION, COUNTERCLAIM OR SET-OFF

The Annual Rent and all other amounts due under this lease shall be paid by the Tenant or any guarantor (as the case may be) in full without any set-off, counterclaim, deduction or withholding (other than any deduction or withholding of tax as required by law).

22.	REGISTRATION OF THIS LEASE
22.1

Promptly following the grant of this lease, the Tenant shall apply to register this lease at HM Land Registry.  The Tenant shall ensure that any requisitions raised by HM Land Registry in connection with that application are dealt with promptly and properly and the Landlord shall give the Tenant all reasonable assistance in this respect.  Within one month after completion of the registration, the Tenant shall send the Landlord official copies of its title.

22.2	The Tenant shall not’
22.2.1	apply to HM Land Registry to designate this lease as an exempt information document;
22.2.2	object to an application by the Landlord to HM Land Registry to designate this lease as an exempt information document; or
22.2.3

where the Landlord wishes to designate this lease as an exempt information document the Tenant shall not apply to register the Lease without simultaneously submitting the Landlord’s application to designate the lease as an exempt information document Provided That the Landlord supplies the Tenant with the Landlord’s completed application and HM Land Registry fee within 10 working days of completion.

22.3

In the event that the Tenant fails to apply to register this lease at HM Land Registry within 2 months from the date of this lease the Landlord shall be entitled to submit the requisite Land Registry application as agent for an on behalf of Tenant.

22.4	So as to enable the Landlord to proceed to register this lease at HM Land Registry in accordance with clause 22.3 above:
22.4.1	the Tenant will on demand provide the Landlord with the SDLT5 in respect of the Tenant’s SDLT1 Return (if any) submitted by the Tenant;
22.4.2

where the Tenant has not submitted an SDLT Return in respect of this lease the Landlord shall be entitled to submit SDLT1 as agent for and on behalf of Tenant and to pay any SDLT which may be assessed on the lease.

22.5

The Tenant will on demand pay the Landlord as additional rent an amount equal to any SDLT, Land Registry fees, interest or penalty paid or incurred by the Landlord to enable it to procure registration of this lease at HM Land Registry together with the Landlord’s proper legal fees incurred in connection with the preparation and submission of the SDLT1 return and preparation and submission of the Land Registry application and dealing with any requisitions raised by HM Land Registry in respect of such application.

23.	ASSIGNMENTS
23.1	The Tenant shall not assign the whole of this lease without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.
23.2	The Tenant shall not assign part only of this lease
23.3

The Landlord and the Tenant agree that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may give its consent to an assignment subject to all or any of the following conditions:

23.3.1	if reasonably required by the Landlord a condition that the assignor enters into an authorised guarantee agreement which if requested by the Landlord:
23.3.1.1	is in respect of all the tenant covenants of this lease;
23.3.1.2

is in respect of the period beginning with the date the assignee becomes bound by those covenants and ending on the date when the assignee is released from those covenants by virtue of section 5 of the Landlord and Tenant (Covenants) Act 1995;

23.3.1.3	imposes principal debtor liability on the assignor;

23.3.1.4	requires (in the event of a disclaimer of liability under this lease) the assignor to enter into a new tenancy for a term equal to the unexpired residue of the Contractual Term; and
23.3.1.5	is otherwise in a form reasonably required by the Landlord;
23.3.2

where the obligations of the Tenant were guaranteed by a guarantor the execution of the authorised guarantee agreement referred to in sub-clause 23.3.1 by that guarantor and the insertion into that agreement of obligations on the part of that guarantor guaranteeing (to the extent lawful) the Tenant’s obligations therein in such form as the Landlord shall reasonably require

23.3.3

if reasonably required by the Landlord a condition that a person of standing acceptable to the Landlord (acting reasonably) enters into a guarantee and indemnity of the tenant covenants of this lease in such form as the Landlord may reasonably require; and/or

23.3.4

if reasonably required by the Landlord a condition that the assignee shall (if reasonable) provide a rent deposit of such amount as the landlord may reasonably require plus an amount in lieu of VAT on that sum and enter into a rent deposit deed in such form as the Landlord may reasonably require.

23.4

The Landlord and the Tenant agree that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may refuse its consent to an assignment if any of the following circumstances exist at the date of the Tenant’s application for consent to assign this lease:

23.4.1	the Annual Rent due or any other money due and formally demanded under this lease is outstanding (save for in the case of a bona fide dispute as to sums other than the Annual Rent);
23.4.2	in the Landlord’s reasonable opinion the assignee is not of sufficient financial standing to enable it to comply with the Tenant’s covenants and conditions contained in this lease;
23.4.3	the assignee and the Tenant are group companies within the meaning of section 42 of the LTA 1954 and the assignee is of lower financial standing than the Tenant; or
23.4.4	where the proposed assignee is currently guaranteeing the Tenant’s obligations under this lease,

23.5

Nothing in this clause shall prevent the Landlord from giving consent subject to any other reasonable condition, nor from refusing consent to an assignment in any other circumstance where it is reasonable to do so.

24.	UNDERLETTINGS
24.1

The Tenant shall not underlet the whole or a Permitted Part of the Property except in accordance with this clause nor without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

24.2	The Tenant shall not underlet part only of the Property, save for a Permitted Part in accordance and subject to the conditions set out in this clause 24.
24.3	The Tenant shall not underlet the Property or a Permitted Part:
24.3.1	together with any property or any right over property that is not included within this lease;
24.3.2	at a fine or premium or reverse premium; nor
24.3.3	allowing any rent free period to the undertenant that exceeds the period as is then usual in the open market in respect of such a letting.
24.4	The Tenant shall not underlet the Property or a Permitted Part unless, before the underlease is granted, the Tenant has given the Landlord:
24.4.1	a certified copy of the notice served on the undertenant, as required by section 38A(3)(a) of the LTA 1954, applying to the tenancy to be created by the underlease; and
24.4.2	a certified copy of the declaration or statutory declaration made by the undertenant in accordance with the requirements of section 38A(3)(b) of the LTA 1954.
24.5	Any underletting by the Tenant shall be by deed and shall include:
24.5.1	an agreement between the Tenant and the undertenant that the provisions of sections 24 to 28 of the LTA 1954 are excluded from applying to the tenancy created by the underlease;
24.5.2

the reservation of a rent which is not less than the open market rental value of the Property (or, if the underletting is of a Permitted Part only, the open market rental value of that Permitted Part) at the date the Property or Permitted Part is underlet and which is payable at the same times as the Annual Rent under this lease (but this shall not prevent an underlease providing for a rent-free period of a length permitted by clause 24.3.3);

24.5.3	provisions for the review of rent at the same dates and on the same basis as the review of rent in this lease, unless the term of the underlease does not extend beyond the next Review Date;
24.5.4

a covenant by the undertenant, enforceable by and expressed to be enforceable by the Landlord (as superior landlord at the date of grant) and its successors in title in their own right, to observe and perform the tenant covenants in the underlease and any document that is supplemental or collateral to it and the tenant covenants in this lease, except the covenants to pay the rents reserved by this lease;

24.5.5	a covenant by the undertenant (enforceable by and expressed to be enforceable by the Landlord (as superior landlord at the date of grant) and its successors in title in their own right):
24.5.5.1	not to assign, underlet or charge the whole of the underlease without the consent of the Landlord (which shall not be unreasonably withheld); and
24.5.5.2

not to underlet any part of the underlease or the Property or Permitted Part, nor to assign or charge part only of the underlease or the Property or Permitted Part, or to hold the underlease on trust for any person (except pending registration of a dealing permitted by the underlease at HM Land Registry or by reason only of joint legal ownership); and

24.5.5.3

not to permit its underlessee to underlet, part with or share possession or share occupation of the whole or any part of its underlease or the Property or Permitted Part, nor to assign or charge part only of its underlease or the Property or Permitted Part, or to hold its underlease on trust for any person (except pending registration of a dealing permitted by the underlease at HM Land Registry or by reason only of joint legal ownership); and

24.5.6

provisions requiring the consent of the Landlord to be obtained in respect of any matter for which the consent of the Landlord is required under this lease, and shall otherwise be consistent with and include tenant covenants no less onerous (other than as to the Annual

Rent) than those in this lease and in a form approved by the Landlord, such approval not to be unreasonably withheld or delayed.

24.6	In relation to any underlease granted by the Tenant, the Tenant shall:
24.6.1	not vary the terms of the underlease without the consent of the Landlord, such consent not to be unreasonably withheld or delayed;
24.6.2	enforce the tenant covenants in the underlease and not waive any of them nor allow any reduction in the rent payable under the underlease; and
24.6.3	ensure that in relation to any rent review the revised rent is not agreed without the approval of the Landlord, such approval not to be unreasonably withheld or delayed.
24.7	Any underlease must not include the grant of the Option or any similar provision.
25.	SHARING OCCUPATION

The Tenant may share occupation of the Property with any company that is a member of the same group (within the meaning of section 42 of the LTA 1954) as the Tenant for as long as that company remains within that group and Provided That no relationship of landlord and tenant is established by that arrangement.

26.	CHARGING
26.1	The Tenant shall not charge a part (as distinct from the whole) of the Property.
26.2

The Tenant may with the prior written consent of the Landlord (not to be unreasonably withheld or delayed) charge the whole of the Property to a bank or similar financial institution for the purpose of borrowing money on the security of this lease by way of a fixed charge.

26.3

The Tenant may without the consent of the Landlord charge the whole of the Property and this lease by way of a floating charge created in the normal course of the Tenant’s business to a Bank of England authorised institution.

27.	PROHIBITION OF DEALINGS

Except as expressly permitted by this lease, the Tenant shall not assign, underlet, charge, part with or share possession or share occupation of this lease or the Property or hold this lease on trust for any person (except pending registration of a dealing permitted by this lease at HM Land Registry or by reason only of joint legal ownership).

28.	REGISTRATION AND NOTIFICATION OF DEALINGS AND OCCUPATION
28.1	In this clause a Transaction is:
28.1.1	any dealing with this lease or the devolution or transmission of, or parting with possession of any interest in it; or
28.1.2

the creation of any underlease or other interest out of this lease, or out of any interest, underlease derived from it, and any dealing, devolution or transmission of, or parting with possession of any such interest or underlease; or

28.1.3	the making of any other arrangement for the occupation of the Property.
28.2

Within one month of completion of the registration of a Transaction (where the same is registrable at HM Land Registry), the Tenant shall send the Landlord official copies of its title (and where applicable of the undertenant’s title).

28.3	No later than one month after a Transaction the Tenant shall:
28.3.1	give the Landlord’s solicitors and the Management Company notice of the Transaction; and
28.3.2	deliver two certified copies of any document effecting the Transaction to the Landlord’s solicitors and the Management Company; and
28.3.3	pay the Landlord’s solicitors a registration fee of £75 (plus VAT).
28.4

If the Landlord reasonably requests, the Tenant shall promptly supply the Landlord with full details of the occupiers of the Property and the terms upon which they occupy it (but not more than twice in each year of the term)

29.	CLOSURE OF THE REGISTERED TITLE OF THIS LEASE

Within one month after the end of the term (and notwithstanding that the term has ended), the Tenant shall make an application to close the registered title of this lease or any entry made against the Landlord’s title to protect the rights granted by this lease and shall ensure that any requisitions raised by HM Land Registry in connection with that application are dealt with promptly and properly and; the Tenant shall notify the Landlord of completion of its application.

30.	REPAIRS
30.1

The Tenant shall keep the Property clean and tidy (including cleaning windows once a month) and in good and substantial repair and condition and shall ensure that any Service Media within and exclusively serving the Property is kept in good working order.

30.2

Notwithstanding clause 30.1 above, the Tenant shall not be liable to repair the Property to the extent that any disrepair has been caused by an Insured Risk unless and to the extent that the policy of insurance of the Property has been vitiated or any insurance proceeds withheld in consequence of any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents to any person on the Property with the actual or implied authority of any of them.

31.	DECORATION
31.1	Subject to clause 30 above, the Tenant shall decorate the Property as often as is reasonably necessary and also in the last three months before the end of the term.
31.2

All decoration shall be carried out in a good and proper manner using good quality materials that are appropriate to the Property and the Permitted Use and shall include all appropriate preparatory work.

31.3

All decoration carried out in the last three months of the term shall also be carried out to the reasonable satisfaction of the Landlord and using materials, designs and colours approved by the Landlord, such approval not to be unreasonably withheld or delayed.

32.	ALTERATIONS
32.1

The Tenant shall not make any external or structural alteration or addition and shall not make any opening in any boundary structure of the Property Provided That the Tenant may install Mezzanine Floors which comply with the Mezzanine Specification with the consent of the Landlord (such consent not to be unreasonably withheld or delayed).

32.2	The Tenant shall not make any internal, non-structural alteration to the Property without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

32.3	Notwithstanding the provisions of clause 32.2 the Tenant may without the Landlord’s consent erect, remove and relocate internal demountable partitioning and underfloor wiring Provided That:
32.3.1	any such works are undertaken in a good and workmanlike manner and in accordance with all laws and all good building and other relevant practices, codes and guidance;
32.3.2	the Tenant provides the Landlord with detailed plans at least 21 days prior to the work being carried;
32.3.3

the Tenant provides the Landlord with written notification within one month of completion of the work and, if requested by the Landlord, the Tenant supplies the Landlord with plans showing the altered layout of the Property; and

32.3.4	the Tenant removes such partitioning and wiring (as applicable) at the end of the term in accordance with clause 34.
32.4

The Tenant shall not carry out any alteration to the Property (whether consent is required or not) which would, or may reasonably be expected to, have an adverse effect on the asset rating in any Energy Performance Certificate commissioned in respect of the Property

32.5	The Tenant shall not install nor alter the route of any Service Media at the Property without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.
32.6

The Tenant shall not attach any sign fascia, placard, board, poster or advertisement to the Property so as to be seen from the outside of the Building save as may be approved by the Landlord pursuant to clause 33.

32.7	The Tenant shall otherwise comply with the Estate Rules and Regulations in relation to any alterations or additions which the Tenant is permitted to make to the Property pursuant to this clause 34.
33.	SIGNS
33.1	In this clause Signs include signs, fascia, placards, boards, posters and advertisements.
33.2

The Tenant shall not attach any Signs to the exterior of the Property or display any inside the Property so as to be seen from the outside except Signs of a design, size and number and in a position that are appropriate to the Property and the Permitted Use which have previously been approved by the Landlord, such approval not to be unreasonably withheld or delayed and are otherwise in accordance with the Landlord’s signage guidelines.

33.3	Before the end of the term, the Tenant shall remove any Signs placed by it at the Property and shall make good any damage caused to the Property by that removal.
34.	RETURNING THE PROPERTY TO THE LANDLORD
34.1

At the end of the term the Tenant shall return the Property to the Landlord in the repair and condition required by this lease unless the New Lease has been granted in accordance with the Schedule to this lease.

34.2

Unless the Landlord waives this obligation by serving notice on the Tenant before the end of the term, the Tenant shall remove items it has fixed to the Property, remove any alterations, additions or improvements it has made to the Property (whether carried out before or during the term), other than any:

34.2.1	Mezzanine Floors; and/or
34.2.2	Category A Works carried out to the Mezzanine Floors; and /or
34.2.3	other works listed in Appendix G to the Agreement for Lease;

that have been installed by or with the consent of the Landlord and remove all Hazardous Substances it has introduced to the Property and carry out all associated Remedial Works, to the reasonable satisfaction of the Landlord and make good any damage caused to the Property by that removal to the Landlord’s reasonable satisfaction.  The Landlord’s notice may require the retention or removal and reinstatement in respect of part only of such alterations, additions, improvements or variations.

34.3	At the end of the term, the Tenant shall remove from the Property all chattels belonging to or used by it.
34.4

The Tenant irrevocably appoints the Landlord to be the Tenant’s agent to store or dispose of any chattels or items it has fixed to the Property and which have been left by the Tenant on the Property for more than one month after the end of the term and which the Landlord has requested the Tenant in writing to remove

35.	USE AND MANAGEMENT OF THE BUILDING AND THE ESTATE
35.1	The Tenant shall not use the Property for any purpose other than the Permitted Use.
35.2

The Tenant shall not use the Property for any illegal purpose nor for any purpose or in a manner that would cause loss damage injury, nuisance or inconvenience to the Landlord, its tenants or any other owner or occupier of neighbouring property.

35.3	The Tenant shall not park anywhere on the Estate other than in the parking spaces designated by the Landlord under clause 4.2.
35.4

The Tenant shall not overload any structural part of the Building nor any Service Media at or serving the Property and in particular the Tenant shall not consume any electricity at the Property in excess of 69 kva in respect of Unit 6 and 138 kva in respect of each of Units 7, 8, 9 and 10.

35.5

The Tenant shall not at any time install or permit or suffer to be installed on the Property any electrical lamp equipment or appliance that would or would be likely to cause electrical, electromagnetic, mechanical, operational, or other interference.

35.6

The Tenant shall not use the Property for any works involving the emission of ionising radiation or for any purposes involving the bringing on or keeping of radioactive material or other Hazardous Substances at the Property unless with the scope of the Control of Substances Hazardous to Health Regulations from time to time.

35.7

The Tenant shall not do anything which would damage or contaminate the Property, the Building or the Estate or pollute the Environment or obstruct or damage any Service Media or discharge any deleterious matter (otherwise than in accordance with all statutory requirements) into any Service Media or cause or suffer any contamination on at or under the Property (Provided That the Tenant will not be liable to for any contamination on the Building which is not caused by the Tenant or its employees, undertenants, licensees or occupiers).

35.8	The Tenant shall not obstruct any of the Estate Common Parts or the Common Parts or impede the use of them or any other common facilities.
35.9	The Tenant must not keep any animal bird or reptile at the Property.

35.10

The Tenant shall observe all regulations relating to the management of the Building and/or the Estate made by the Landlord from time to time in accordance with the principles of good estate management (including the Estate Rules and Regulations as amended from time to time) and notified to the Tenant in writing and shall ensure that its employees agents contractors and visitors observe any restrictions on access to or movement within the Estate which may be imposed by the Landlord from time to time.

35.11	Nothing in this lease shall impose or be deemed to impose any restriction on the use of any other Lettable Unit or any neighbouring property.
35.12	The Tenant agrees not to raise any objections to any planning permissions submitted by the Landlord to the local planning authority in relation to the Estate.
35.13	The Tenant shall ensure that the Landlord has written notice of the names and telephone numbers of at least two key holders of the Property.
36.	COMPLIANCE WITH LAWS
36.1	The Tenant shall comply with all laws (including the Planning Acts) relating to:
36.1.1	the Property and the occupation and use of the Property by the Tenant;
36.1.2

the use or operation of all Service Media and machinery and equipment at or serving the Property whether or not used or operated, and shall, where necessary, replace or convert such Service Media within or exclusively serving the Property so that it is capable of lawful use or operation;

36.1.3	any works carried out at the Property; and
36.1.4	all materials kept at or disposed from the Property.
36.2

Without prejudice to any obligation on the Tenant to obtain any consent or approval under this lease, the Tenant shall carry out all works that are required under any law to be carried out at the Property whether by the owner or the occupier.

36.3	Within five working days after receipt of any notice or other communication affecting the Property (and whether or not served pursuant to any law) the Tenant shall:
36.3.1	send a copy of the relevant document to the Landlord and the Superior Landlord; and

36.3.2	take all steps necessary to comply with the notice or other communication and take any other action in connection with it as the Landlord may reasonably require.
36.4	The Tenant shall not apply for any planning permission for the Property without the Landlord’s consent.
36.5

The Tenant shall comply with its obligations under the CDM Regulations, including all requirements in relation to the provision and maintenance of a health and safety file.  The Tenant shall maintain the health and safety file for the Property in accordance with the CDM Regulations and shall give it to the Landlord at the end of the term.

36.6	The Tenant shall supply all information to the Landlord that the Landlord reasonably requires from time to time to comply with the Landlord’s obligations under the CDM Regulations.
36.7

As soon as the Tenant becomes aware of any defect in the Property, it shall give the Landlord notice of it.  The Tenant shall indemnify the Landlord against any liability under the Defective Premises Act 1972 in relation to the Property by reason of any failure of the Tenant to comply with any of the tenant covenants in this lease.

36.8

The Tenant shall keep the Property equipped with all fire prevention, detection and fighting machinery and equipment and fire alarms which are required under all relevant laws or required by the insurers of the Property or reasonably recommended by them or reasonably required by the Landlord and shall keep that machinery equipment and alarms properly maintained and available for inspection.

37.	ENERGY PERFORMANCE CERTIFICATES
37.1	The Tenant shall:
37.1.1

cooperate with the Landlord so far as is reasonably necessary to allow the Landlord to obtain an Energy Performance Certificate and Recommendation Report for the Property or the Building including providing the Landlord with copies of any plans or other information held by the Tenant that would assist in obtaining an Energy Performance Certificate; and

37.1.2

allow such access to any Energy Assessor appointed by the Landlord as is reasonably necessary to inspect the Property for the purposes of preparing an Energy Performance Certificate and/or Recommendation Report for the Property or the Building.

37.2

The Tenant shall not commission an Energy Performance Certificate for the Property without the Landlord’s consent such consent not to be unreasonably withheld Provided That where the Tenant carries out works or alterations on or to the Property which will impact upon or affect the existing Energy Performance Certificate the Tenant shall obtain a new Energy Performance Certificate at its own cost and promptly provide a copy thereof together with any Recommendation Report to the Landlord.

38.	REMEDY BREACHES
38.1

The Landlord may enter the Property at reasonable times and on reasonable prior notice to the Tenant to inspect its condition and state of repair and may give the Tenant a notice of any breach of any of the tenant covenants in this lease relating to the condition or repair of the Property.

38.2

If the Tenant has not begun any works needed to remedy that breach within 30 days following that notice (or if works are required as a matter of emergency, then immediately) or if the Tenant is not carrying out the works with all due speed, then the Landlord may enter the Property and carry out the works needed.

38.3

The proper costs incurred by the Landlord in carrying out any works pursuant to this clause (and any professional fees and any VAT in respect of those costs) shall be a debt due from the Tenant to the Landlord and payable within 14 days of a written demand.

38.4	Any action taken by the Landlord pursuant to this clause shall be without prejudice to the Landlord’s other rights, including those under clause 5.
39.	ENCROACHMENTS, OBSTRUCTIONS AND ACQUISITION OF RIGHTS
39.1	The Tenant shall not grant any right or licence over the Property to a third party nor permit any person to make any encroachment over the Property.
39.2	If a third party makes or attempts to make any encroachment over the Property or takes any action by which a right may be acquired over the Property, the Tenant shall:

39.2.1	immediately inform the Landlord upon becoming aware of the same, and shall give the Landlord notice of that encroachment or action; and
39.2.2

take all steps (including any proceedings) the Landlord reasonably requires to prevent or license the continuation of that encroachment or action to the extent that such steps are within the Tenant’s control or such encroachment or action has been caused or exacerbated through an act or omission of the Tenant.

39.3

The Tenant shall not obstruct the flow of light or air to the Property nor any means of access to the Building nor make any acknowledgement that the flow of light or air to the Property or any other part of the Building or that the means of access to the Building is enjoyed with the consent of any third party.

39.4	If any person takes or threatens to take any action to obstruct the flow of light or air to the Property or obstruct the means of access to the Property, the Tenant shall:
39.4.1	immediately inform the Landlord upon becoming aware of the same, and shall give the Landlord notice of that action; and
39.4.2

take all steps (including any proceedings) the Landlord reasonably requires to prevent or secure the removal of the obstruction to the extent that such steps are within the Tenant’s control or such encroachment or action has been caused or exacerbated through an act or omission of the Tenant.

40.	INDEMNITY

The Tenant shall keep the Landlord indemnified against all liabilities, expenses, costs (including but not limited to any solicitors’ or other professionals’ costs and expenses), claims, damages and losses (including but not limited to any diminution in the value of the Landlord’s interest in the Building and/or the Estate and loss of amenity of the Building and/or the Estate) suffered or incurred by the Landlord arising out of or in connection with any breach of any tenant covenants in this lease, or any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property, the Building and/or the Estate Common Parts with the actual or implied authority of any of them.

41.	COVENANT TO COMPLY WITH COVENANTS IN THE SUPERIOR LEASE

The Tenant shall observe and perform the tenant covenants in the Superior Leases (insofar as they relate to the Property and rights granted to the Tenant), except the covenants to pay the rents reserved by the Superior Leases.

42.	COVENANT WITH THE SUPERIOR LANDLORD
42.1	The Tenant covenants with the Superior Landlord and its successors in title in their own right to observe and perform:
42.1.1	the tenant covenants in this lease and any document that is collateral to it; and
42.1.2	the tenant covenants in the Superior Leases insofar as they relate to the Property or rights granted to the Tenant except the covenants to pay the rents reserved by the Superior Leases.
42.2

Subject to the Tenant paying the rents reserved by this lease and observing the tenant’s covenants, the Landlord shall pay the rents reserved by the Superior Leases and perform the covenants on the part of the tenant contained in the Superior Leases so far as the Tenant is not liable for such performance under the terms of this lease.

42.3

At the request and cost of the Tenant, on a full indemnity basis, the Landlord shall use all reasonable endeavours to procure that the Superior Landlord complies with the Superior Landlord’s Covenants during such period as the Superior Leases subsist and, if reasonable, the Landlord may require that the Tenant pay it reasonable security in advance in respect of anticipated costs for enforcing such compliance.

42.4

If the Superior Leases (or either of them) are surrendered, the Landlord shall from the date of the surrender perform or procure the performance of obligations equivalent to the Superior Landlord’s Covenants immediately prior to the surrender of the Superior Leases.

43.	LANDLORD’S COVENANT FOR QUIET ENJOYMENT

The Landlord covenants with the Tenant, that, so long as the Tenant pays the rents reserved by this lease and complies with its obligations, the Tenant shall have quiet enjoyment of the Property without any lawful interruption by the Landlord or any person claiming under the Landlord, except as otherwise permitted by this lease.

44.	OPTION TO RENEW

The Landlord grants the Option to the Tenant named in this lease (meaning Vaccitech (UK) Limited (company registration number 09973585) only)

45.	RE-ENTRY AND FORFEITURE
45.1	The Landlord may re-enter the Property (or any part of the Property in the name of the whole) at any time after any of the following occurs:
45.1.1	any rent is unpaid 21 days after becoming payable whether it has been formally demanded or not;
45.1.2	any breach of any condition of, or tenant covenant, in this lease:
45.1.3	an Act of Insolvency.
45.2

If the Landlord re-enters the Property (or any part of the Property in the name of the whole) pursuant to this clause, this lease shall immediately end, but without prejudice to any right or remedy of the Landlord in respect of any breach of covenant by the Tenant or any guarantor.

46.	DISPUTES UNDER THE SUPERIOR LEASE

Notwithstanding the other terms of this lease, if any dispute, issue, question or matter arising out of or under or relating to the Superior Leases also affects or relates to the provisions of this lease, the determination of that dispute, issue, question or matter pursuant to the provisions of the Superior Leases is to be binding on the Tenant as well as the Landlord for the purposes both of the Superior Leases and this lease Provided That this provision is not to apply to the provisions for the review of rent payable under this lease.

47.	JOINT AND SEVERAL LIABILITY
47.1

Where the Landlord or the Tenant comprises more than one person, those persons shall be jointly and severally liable for the obligations and liabilities of that party arising under this lease.  The Landlord or the Tenant may take action against, or release or compromise the liability of, or grant time or other indulgence to, any one of those persons comprising the other party without affecting the liability of any other of them.

47.2	Where a guarantor comprises more than one person, those persons shall be jointly and severally liable for the obligations and liabilities of a guarantor arising under this lease. The

Landlord may take action against, or release or compromise the liability of, or grant time or other indulgence to, any one of those persons without affecting the liability of any other of them.

48.	LIABILITY

In any case where the facts are or should reasonably be known to the Tenant (save where the facts are or should reasonably be known to the Landlord or Management Company (as applicable)), the Landlord or Management Company (as applicable) shall not be liable to the Tenant for any failure of the Landlord or Management Company (as applicable) to perform any landlord covenant in this lease, unless and until the Tenant has given the Landlord or Management Company (as applicable) notice of the facts that give rise to the failure and the Landlord or Management Company (as applicable) has not remedied the failure within a reasonable time of service of that notice.

49.	EXCLUSION OF REPRESENTATIONS
49.1	Nothing in this lease constitutes or shall constitute a representation or warranty that the Property may lawfully be used for any purpose allowed by this lease.
49.2	Nothing in this clause shall, however, operate to limit or exclude any liability for fraud.
50.	NOTICES, CONSENTS AND APPROVALS
50.1	Except where this lease specifically states that a notice need not be in writing, any notice given pursuant to this lease shall be in writing.
50.2

A written notice shall be delivered by hand or sent by pre-paid first class post or registered post.  A correctly addressed notice sent by pre-paid first class post shall be deemed to have been delivered at the time at which it would have been delivered in the normal course of the post.

50.3	Section 196 of the Law of Property Act 1925 shall otherwise apply to notices given under this lease.
50.4	Where the consent of the Landlord is required under this lease, a consent shall only be valid if it is given by deed, unless:
50.4.1	it is given in writing and signed by a person duly authorised on behalf of the Landlord; and
50.4.2	it expressly states that the Landlord waives the requirement for a deed in that particular case.

If a waiver is given, it shall not affect the requirement for a deed for any other consent

50.5	Where the approval of the Landlord is required under this lease, an approval shall only be valid if it is in writing and signed by or on behalf of the Landlord, unless:
50.5.1	the approval is being given in a case of emergency; or
50.5.2	this lease expressly states that the approval need not be in writing.
50.6

If the Landlord gives a consent or approval under this lease, the giving of that consent or approval shall not imply that any consent or approval required from a third party has been obtained, nor shall it obviate the need to obtain any consent or approval from a third party.

50.7

Where the consent of the Superior Landlord is required under this lease a consent shall only be valid if it would be valid as a consent given under the Superior Leases.  Where the approval of the Superior Landlord is required under this lease, an approval shall only be valid if it would be valid as an approval given under the Superior Leases.

50.8

Where the Tenant requires the consent or approval of the Superior Landlord to any act or omission then, subject to the provisions of clause 1.11 the Landlord shall at the cost of the Tenant use all reasonable endeavours to obtain that consent or approval.

51.	GOVERNING LAW AND JURISDICTION
51.1	This lease shall be governed by and construed in accordance with the law of England and Wales.
51.2

The Landlord and the Tenant (and any guarantor) and the Management Company irrevocably agree to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this lease or the legal relationships established by it.

52.	ENTIRE AGREEMENT
52.1

This lease and any documents annexed to it constitute the whole agreement between the parties and supersede all previous discussions, correspondence, negotiations, arrangements, understandings and agreements between them relating to their subject matter.

52.2	Each party acknowledges that in entering into this lease and any documents annexed to it, it does not rely on, and shall have no remedies in respect of, any representation or warranty

(whether made innocently or negligently) other than those contained in any written replies that Kingsley Napley LLP has given to any written enquiries raised by Penningtons Manches Cooper before the date of this lease.

52.3	Nothing in this lease constitutes or shall constitute a representation or warranty that the Property may lawfully be used for any purpose allowed by this lease.
52.4	Nothing in this clause shall limit or exclude any liability for fraud.
53.	EXCLUSION OF SECTIONS 24-28 OF THE LTA 1954
53.1	The parties confirm that:
53.1.1	the Landlord served a notice on the Tenant, as required by section 38A(3)(a) of the LTA 1954, applying to the tenancy created by this lease, before the Agreement for Lease was entered into;
53.1.2	Justin Winterbottom who was duly authorised by the Tenant to do so made a statutory declaration dated 31st August 2021 in accordance with the requirements of section 38A(3)(b) of the LTA 1954; and
53.2	The parties agree that the provisions of sections 24 to 28 of the LTA 1954 are excluded in relation to the tenancy created by this lease.
54.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Except for the Superior Landlord and as provided in clause 42 a person who is not a party to this lease shall not have any rights under or in connection with this lease by virtue of the Contracts (Rights of Third Parties) Act 1999.

55.	LANDLORD AND TENANT (COVENANTS) ACT 1995

This lease creates a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

SCHEDULE

The Option

1.DEFINITIONS

1.1Completion Date:  the date determined in accordance with paragraph 2.6.

1.1Landlord’s Solicitor:  Kingsley Napley LLP of 20 Bonhill Street, London EC2A 4DN

(Ref:  IXS/59261.90) or any other solicitor whose details may be notified in writing from time to time by the Landlord to the Tenant.

1.2	New Lease: a lease of the Property in the form annexed hereto at Appendix 3 subject to any amendments reasonably required by the Landlord to reflect any changes in legislation.

1.3Option Notice:  written notice exercising the Option in accordance with the terms of this Schedule.

1.4Option Period:  the period from and including 3rd September 2029  up to and including 3rd March 2031

1.5	Tenant: for the purposes of this Schedule, the ‘Tenant’ means Vaccitech (UK) Limited (company registration number 09973585) only.

2.OPTION TO RENEW

2.1The Landlord grants the Tenant, during the Option Period, an option to take the New Lease.

2.2	The Tenant may exercise the Option at any time during the Option Period by serving an Option Notice on the Landlord. The Option Notice must:
2.2.1	be given in accordance with this Schedule;
2.2.2	exercise the Option in respect of the whole of the Property and not in respect of part only.
2.3

The service of the Option Notice by the Tenant shall be of no effect if, at the date of service of the Option Notice or at the Completion Date, there is a subsisting material breach of any of the tenant covenants of this lease or any Annual Rent due or any other money due and formally demanded under this Lease is outstanding (save for in the case of a bona fide dispute as to sums other than the Annual Rent).

2.4

If the Option is exercised in accordance with the terms of this Schedule, the Landlord shall grant to the Tenant and the Tenant shall accept from the Landlord the New Lease on the Completion Date, provided that:

2.4.1	the Tenant cannot require the Landlord to grant the New Lease to any person other than the Tenant;
2.4.2	no premium is payable for the grant of the New Lease;
2.4.3	the Tenant must execute and deliver the counterpart New Lease to the Landlord’s Solicitor at least 5 working days prior to the Completion Date
2.5	The parties confirm that:
2.5.1

the Landlord served a notice on the Tenant, as required by section 38A(3)(a) of the LTA 1954 and which applies to the tenancy to be created by the New Lease, before the Agreement for Lease was entered into; and

2.5.2	Justin Winterbottom who was duly authorised by the Tenant to do so, made a statutory declaration dated 31st August 2021 in accordance with the requirements of section 38A(3)(b) of the LTA 1954
2.6	Completion of the New Lease shall take place on the date 20 working days after the date of service of the Option Notice
2.7	In the New Lease:
2.7.1

the “Contractual Term” shall be a term of ten years from and including the “Term Commencement Date” to and including the date immediately prior to the tenth anniversary of the “Term Commencement Date”.

2.7.2	the ‘Term Commencement Date” shall be the date immediately following the expiry date of the Contractual Term under this lease.
2.7.3	The “Annual Rent” shall be at an initial rate equal to the Annual Rent payable under this lease following the implementation of the review under clause 8 of this lease.

2.7.4	The “Review Dates” shall be the Term Commencement Date and the fifth anniversary of the Term Commencement Date.
2.8

If the Option is not exercised in accordance with the terms of this Schedule then, immediately after the expiry of the Option Period, the Tenant shall remove all entries relating to the Option registered against the Landlord’s title to the Property.

2.9

For the avoidance of doubt if this lease is determined (other than by effluxion of time or in any case where relief from forfeiture of this Lease is granted by the Court) then the Option will become absolutely void.

2.10

This Option is to be of no effect if the Tenant fails to protect it by notice in the register of the Landlord’s title number ON347485 under the Land Registration Act 2002 within 21 working days from the date of this lease.

EXECUTED AS A DEED by THE HARWELL
SCIENCE AND INNOVATION CAMPUS
GENERAL PARTNER LIMITED as general partner
for The Harwell Science and Innovation
Campus Limited Partnership acting by a director in
the presence of:

		) ) ) ) )	/s/ Dominic Williamson Dominic Williamson Director
Witness Signature	/s/ Veronica Estrada

Name	Veronica Estrada

Address	One Canada Square Level 25 London, E145AA
Occupation	Executive Assistant

EXECUTED AS A DEED by THE HARWELL
SCIENCE AND INNOVATION CAMPUS
NOMINEE LIMITED as nominee for the Harwell
Harwell Science and Innovation Campus
Limited Partnership acting by a director in
the presence of:

		) ) ) ) )	/s/ Dominic Williamson Dominic Williamson Director
Witness Signature	/s/ Veronica Estrada

Name	Veronica Estrada

Address	One Canada Square Level 25 London E145AA
Occupation	Executive Assistant

COUNTERPART EXECUTED AS A DEED by VACCITECH (UK) LIMITED acting by a director in the presence of:		/s/ William Enright William Enright Chief Executive Officer

Witness Signature	/s/ Christopher Ellis

Name	Christopher Ellis

Address	6 Horsa Lane Chilton, Didcot Oxfordshire, OX11 0UE
Occupation	C.O.O

Appendix 1

Plan 1 (Demise Plan)

Appendix 2

Plan 2 (Estate Plan)

Appendix 3

New Lease (Option)

DATED 20[ ]

LEASE

relating to

Units 6, 7, 8, 9 and 10

Zeus Building

Harwell Science and Innovation Campus

Harwell

Didcot

Oxfordshire

OX11 0RL

(1)[THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP A LIMITED PARTNERSHIP ACTING BY ITS GENERAL PARTNER THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED AND THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED IN ITS CAPACITY AS NOMINEE FOR THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP]

(2)VACCITECH (UK) LIMITED

(3)[THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP A LIMITED PARTNERSHIP ACTING BY ITS GENERAL PARTNER THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED AND THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED IN ITS CAPACITY AS NOMINEE FOR THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP]

Kingsley Napley LLP

20 Bonhill Street

London

EC2A 4DN

Tel: +44 (0)20 7814 1200

Ref: IXS/59261 -90

LAND REGISTRY PRESCRIBED CLAUSES

LR1. Date of lease
LR2. Title number(s)	LR2.1 Landlord’s title number(s) ON347485 LR2.2 Other title numbers ON359613
LR3. Parties to this lease

Landlord

[THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU]

Tenant

VACCITECH (UK) LIMITED (company registration number 09973585) whose registered office is at The Schrodinger Building, 2nd Floor, Heatley Road, Oxford Science Park, Oxford, Oxfordshire OX4 4GE

Management Company

[THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU]

Other parties

None

LR4 Property

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail

See the definition or "Property" in clause 1.1 of this lease

LR5. Prescribed statements etc.

LR5.1 Statements prescribed under rules 179 (dispositions in favour of a charity), 180 (dispositions by a charity) or 196 (leases under the Leasehold Reform, Housing and Urban Development Act 1993) of the Land Registration Rules 2003

None

LR5.2 This lease is made under, or by reference to, provisions of

None

LR6. Term for which the Property is leased.	The term as specified in this lease at clause 1.1 in the definition of “Contractual Term”
LR7. Premium	None
LR8. Prohibitions or restrictions on disposing of this lease	This lease contains a provision that prohibits or restricts dispositions
LR9. Rights of acquisition etc.

LR9.1 Tenants contractual rights to renew this lease, to acquire the reversion or another lease of the Property, or to acquire an interest in other land

Cause 44 of this lease and the Schedule

LR9.2 Tenant’s covenant to (or offer to) surrender this lease

None

LR9.3 Landlord’s contractual rights to acquire this lease

None

LR10. Restrictive covenants given in this lease by the Landlord in respect of land other than the Property	None
LR12. Estate rentcharge burdening the Property	None
LR13. Application for standard form of restriction.	None
LR14 Declaration of trust where there is more than one person comprising the Tenant	Not applicable

THIS LEASE is dated20[]

PARTIES

(1)

[THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU as aforesaid] (the Landlord);

(2)

VACCITECH (UK) LIMITED (company registration number 09973585) whose registered office is at The Schrodinger Building, 2nd Floor, Heatley Road, Oxford Science Park, Oxford, Oxfordshire OX4 4GE (the Tenant); and

(3)

[THE HARWELL SCIENCE AND INNOVATION CAMPUS GENERAL PARTNER LIMITED (company registration number:  6456598) and THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED (company registration number:  6539339) both of 10th Floor, 5 Churchill Place, London E14 5HU acting as the General Partner and Nominee respectively for THE HARWELL SCIENCE AND INNOVATION CAMPUS LIMITED PARTNERSHIP (company registration number:  LP013124) of 10th Floor, 5 Churchill Place, London E14 5HU] as aforesaid (the Management Company).

BACKGROUND

By virtue of the Superior Leases the Landlord has long leases of the Building and has agreed to grant the Tenant an underlease of the Property on the terms contained in this agreement.

AGREED TERMS

1.INTERPRETATION

1.1The definitions and rules of interpretation set out in this clause apply to this lease.

1987 Order:  the Town and Country Planning (Use Classes) Order 1987.

2020 Regulations:  the Town and Country Planning (Use Classes) Amendment (England) Regulations 2020.

Account Date:  31st March in every year or such other date as the Landlord may from time to time determine and notify to the Tenant in writing.

Act of Insolvency:

(a)	the making of any voluntary arrangement or any other compromise or arrangement for the benefit of any creditors of the Tenant or any guarantor;
(b)	the making of an administration order in relation to the Tenant or any guarantor;
(c)	the appointment of an administrator in relation to the Tenant or any guarantor;
(d)	the appointment of a receiver or manager or an administrative receiver in relation to any property or income of the Tenant or any guarantor;
(e)

the commencement of a voluntary winding-up in respect of the Tenant or any guarantor, except a winding-up for the purpose of amalgamation or reconstruction of a solvent company in respect of which a statutory declaration of solvency has been filed with the Registrar of Companies;

(f)	the making of a winding-up order in respect of the Tenant or any guarantor;
(g)	the striking off of the Tenant or any guarantor from the Register of Companies;
(h)	the Tenant or any guarantor otherwise ceasing to exist (but excluding where the Tenant or any guarantor dies);
(i)	the making of a bankruptcy order against the Tenant or any guarantor; or
(j)	the Tenant has a mortgagee or other chargee which takes possession or exercises any power of sale.

The paragraphs above shall apply in relation to a partnership or limited partnership (as defined in the Partnership Act 1890 and the Limited Partnerships Act 1907 respectively) subject to the modifications referred to in the Insolvent Partnerships Order 1994 (SI 1994/2421) (as amended), and a limited liability partnership (as defined in the Limited Liability Partnerships Act 2000) subject to the modifications referred to in the Limited Liability Partnerships Regulations 2001 (SI 2001/1090) (as amended).

Act of Insolvency includes any analogous proceedings or events that may be taken pursuant to the legislation of another jurisdiction in relation to a tenant or guarantor incorporated or domiciled in such relevant jurisdiction.

Agreement for Lease:  the agreement for lease in respect of the Property dated [] 2021 and made between (1) the Landlord and (2) the Tenant.

Annual Rent:  rent at an initial rate of £[        ] per annum and then as revised pursuant to this lease.

Building:  the land and buildings known as Zeus on the Estate and shown edged purple on Plan 1 including:

(a)all additions and alterations that may be made to it;

(b)all Common Parts;

(c)	any Service Media that serve the Building and other premises where these are not owned by a utility company; and

(d)any areas used and enjoyed with it;

Provided That both the extent and the boundaries of the Building may be increased from time to time including (without limitation) the intention to add an additional car park to serve the above mentioned buildings.

Building Services:  means the services listed in clause 9.1.

Building Service Charge:  a fair and due proportion applicable to the Property as determined by the Landlord’s Surveyor (acting reasonably) of all Building Service Costs properly incurred by the Landlord in the provision of the Building Services.

Building Service Charge Year:  is the annual accounting period relating to the Building Services beginning on 1 April 20[  ] and each subsequent year during the term or such other period as the Landlord may from time to time determine.

Building Service Costs:  the costs listed in clause 9.2.

Common Parts:  the Building other than the Property and North Block.

Common Roads:  the roads and footpaths within those parts of the Estate which are intended for the common use and benefit of occupiers of the Estate as varied from time to time by the Landlord and/or the Superior Landlord as appropriate in the interests of good estate management.

Contractual Term:  a term of ten years from and including the Term Commencement Date to and including [] 20[  ].

CDM Regulations:  the Construction (Design and Management) Regulations 2015 as amended or as shall be superseded from time to time.

Default Interest Rate:  three percentage points above the Interest Rate.

Energy Assessor:  an individual who is a member of an accreditation scheme approved by the Secretary of State in accordance with regulation 22 of the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118) or regulation 30 of the Building Regulations 2010 (SI 2010/2214).

Energy Performance Certificate:  a certificate as defined in regulation 2(1) of the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118).

Environment:  means the natural and man-made environment, including all or any of the following media, namely air (including air within buildings and air within other natural man-made structures above or below ground), water (including water under or within land or drains or sewers) and land and any living organisms (including man) or systems supported by those media.

Estate:  the estate forming part of the Harwell Science and Innovation Campus Harwell Oxfordshire from time to time the current extent of which is shown edged blue on Plan 2.

Estate Common Parts:  the Common Roads and Service Media, the accesses, landscaped areas, car parks, estate management offices and other areas or amenities on the Estate or outside the Estate but serving or otherwise benefiting the Estate as a whole which are from time to time provided or designated for the common amenity or benefit of the owners or occupiers of the Estate.

Estate Rules and Regulations:  means the document containing the rules and regulations stipulated by the Landlord and the Management Company relating to the Property and the Estate headed “Estate Rules and Regulations 2020” as (the Landlord or the Management Company, as appropriate, acting reasonably) may vary or reissue from time to time.

Estate Services:  means the services listed in clause 10.1.

Estate Service Charge:  a fair and due proportion applicable to the Property as determined by the Management Company or its surveyor (acting reasonably) of all Estate Service Costs properly incurred by the Management Company in the provision of the Estate Services.

Estate Service Charge Year:  is the annual accounting period relating to the Estate Services beginning on 1 April 20[  ] and each subsequent year during the term or such other period as the Management Company may from time to time determine.

Estate Service Costs:  the costs listed in clause 10.2.

Group Undertaking:  a group undertaking of the Landlord as that expression is defined in Section 1161 of the Companies Act 2006.

Harm:  means harm to the Environment, and in the case of man includes offence caused to any of his senses or harm to his property.

Hazardous Substances:  means any material, substance or organism which, alone or in combination with others, is capable of causing Harm.

Insurance Premium:  a fair proportion of the aggregate in each year of the gross cost of the premium before any discount or commission for the insurance of:

(a)

the Estate Common Parts for their full reinstatement cost (taking inflation of building costs into account) against loss or damage by or in consequence of the Insured Risks, including costs of demolition, site clearance, site protection and shoring up, professionals’ and statutory fees and incidental expenses, the cost of any work which may be required under any law and VAT in respect of al’ those costs, fees and expenses; and

(b)	public liability in relation to the Estate Common Pans; together with any insurance premium tax payable on the above.

Insurance Rent:  the aggregate in each year of a fair proportion of the gross cost of the premium before any discount or commission for the insurance of:

(a)

the Building, other than any plate glass (if any), for its full reinstatement cost (taking inflation of building costs into account) against loss or damage by or in consequence of the Insured Risks, including costs of demolition, site clearance, site protection and shoring-up, professionals’ and statutory fees and incidental expenses, the cost of any work which may be required under any law and VAT in respect of all those costs, fees and expenses; and

(b)	loss of Annual Rent from the Property for three (3) years; together with any insurance premium tax payable on the above.

Insured Risks:  means fire, explosion, lightning, earthquake, storm, subsidence ground slip heave, flood, bursting and overflowing or water tanks, apparatus or pipes, impact by aircraft and articles dropped from them, impact by vehicles, riot, civil commotion, terrorism and any other risks against which the Landlord or Management Company (as applicable) reasonably decides to insure against from time to time and in respect of the Building or Estate Common Parts (as applicable) any other risks against which the Landlord reasonably decides to insure against from time to time and Insured Risk means any one of the Insured Risks.

Interest Rate:  interest at the base rate from time to time of Barclays Bank Plc, or if that base rate stops being used or published then at a reasonably comparable commercial rate reasonably determined by the Landlord.

Internal Area:  the gross internal area in square feet as calculated in accordance with the principles of the RICS Code of Measuring Practice 6th edition.

Landlord’s Neighbouring Property:  each and every part of the adjoining and neighbouring property in which the Landlord or a Group Undertaking and/or the Superior Landlord has an interest and to the extent possible any neighbouring or adjoining property in which the Landlord or a Group Undertaking and/or the Superior Landlord acquires an interest during the term.

Lettable Unit:  any part of the Building (including any floor or part of a floor) other than the Property that is capable of being let and occupied on terms similar to those of this lease.

LTA 1954:  the Landlord and Tenant Act 1954.

North Block:  The part of the Building that comprises Units 1, 2, 3, 4 and 5, as shown edged orange on Plan 1, but excluding any Service Media in, on, under or over those units (whether in existence at the date of this lease or installed in the future) that are used by any part of the Property.

Permitted Part:  one or more individual units comprising the whole of Unit 6, 7, 8, 9 and/or 10.

Permitted Use:  offices and laboratories within Use Class E of the 1987 Order as amended by the 2020 Regulations at [the date of the Previous Lease] and ancillary office uses, or where the 2020 Regulations are repealed or quashed or otherwise no longer apply then Permitted Use shall mean offices and laboratories within class B1 of the 1987 Order (as at 31 August 2020) and ancillary offices uses Provided That in either case such use falls within the Permitted Use as defined in the Superior Leases.

Plan 1:  the plan attached to this lease at Appendix 1.

Plan 2:  the plan attached to this lease at Appendix 2.

Planning Acts:  The Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Consequential Provisions) Act 1990, the Planning and Compensation Act 1991 and the Planning and Compulsory Purchase Act 2004.

Previous Lease:  the Lease of the Property dated [] 2021 and made between (1) The Harwell Science and Innovation Campus Limited Partnership a Limited Partnership acting by its general partner The Harwell Science and Innovation Campus General Partner Limited and The Harwell Science And Innovation Campus Nominee Limited in its capacity As nominee for The Harwell Science And Innovation Campus Limited Partnership (1) Vaccitech (UK) Limited and (3) The Harwell Science and Innovation Campus Limited Partnership a Limited Partnership acting by its general partner The Harwell Science and Innovation Campus General Partner Limited and The Harwell Science And Innovation Campus Nominee Limited in its capacity As nominee for The Harwell Science And Innovation Campus Limited Partnership.

Property:  Units 6, 7, 8, 9 and 10 of the Building, as shown edged red on Plan 1:

(a)

including any mezzanine floor installed by either the Landlord or the Tenant before or after the date of this lease, but excluding any Service Media in, on, under or over those units (whether in existence at the date of this lease or installed in the future) that are used by those units in common with any other part of the Estate; but

(b)	excluding the structure of the roof connecting the Property and North Block.

Quarter Days:  1 January, 1 April, 1 July and 1 October and Quarter Day means any one of them.

Recommendation Report:  a report as defined in regulation 4 of the Energy Performance of Buildings (England and Wales) Regulations 2012 (SI 2012/3118).

Regulatory Authority:  any body exercising regulatory power or authority and shall include such authority given in or by order of a court.

Remedial Works:  any works which are lawfully required by a relevant Regulatory Authority or by the Landlord acting reasonably to be carried out to remove, remedy, clean-up, abate, contain or ameliorate the effects of any Hazardous Substances.

Rent Commencement Date:  the Term Commencement Date.

Rent Payment Dates:  the Quarter Days in each year.

Rent Review Specification:  the specification annexed to this Lease at Appendix 3.

Reservations:  all of the rights excepted, reserved and granted to the Landlord by this lease.

Review Dates:  the Term Commencement Date and [fifth anniversary of the Term Commencement Date].

Rights:  the rights granted to the Tenant in clause 4.

Service Media:  all media for the supply or removal of heat, electricity, gas, water, sewage, air conditioning energy, telecommunications, data and all other services and utilities and all structures, machinery and equipment ancillary to those media.

Superior Landlord:  the landlord for the time being of the Superior Leases.

Superior Landlord’s Covenants:  the obligations in the Superior Leases to be observed by the Superior Landlord.

Superior Leases:  the leases by virtue of which the Landlord holds the Building dated:

(a)

14th February 2019 and made between The United Kingdom Atomic Energy Authority (1) and the Landlord (2) as registered at HM Land Registry with title number ON347485 any documents made supplemental to it; and

(b)

29 September 2020 and made between The United Kingdom Atomic Energy Authority (1) and the Landlord (2) and which is being registered at HM Land Registry with title number ON359613 and any documents made supplemental to it.

Superior Lease Service Charge:  the service charge due under the Superior Leases and payable pursuant to clause 11

Term Commencement Date:  [] 2031.

Third Party Rights:  all rights, covenants and restrictions affecting the Property including the matters referred to in the property register and charges register of title number ON347485 and the Superior Leases so far as they shall relate to the Property and remain subsisting.

VAT:  value added tax chargeable under the Value Added Tax ACT 1994 or any similar replacement or additional tax.

1.2	The expressions “Category A Works”, “Mezzanine Floors” and “Mezzanine Specification” shall have the meanings given to them in the Agreement for Lease
1.3

A reference to the Superior Leases is a reference to the superior leases and any deed, licence, consent, approval or other instrument supplemental to them and also any leasehold reversion (whether immediate or not) to such leases.  A reference to this lease, except a reference to the date of this lease or to the grant of the lease, is a reference to this deed and any deed, licence, consent, approval or other instrument supplemental to it.

1.4

A reference to the Superior Landlord includes a reference to the person entitled to the immediate reversion to the Superior Leases.  A reference to the Landlord includes a reference to the person entitled to the immediate reversion to this lease.  A reference to the Tenant includes a reference to its successors in title and assigns.  A reference to a guarantor is to any guarantor of the tenant covenants of this lease including a guarantor who has entered into an authorised guarantee agreement.

1.5

Where the Tenant is two or more persons, the obligations expressed to be made by or with the Tenant are deemed to be made by or with the Tenant jointly and severally and the liability of the Tenant shall be joint and several.

1.6

In relation to any payment, unless otherwise expressly stated a reference to a fair proportion is to a fair and reasonable proportion of the total amount payable, determined conclusively (except as to questions of law) by the Landlord or the Management Company (as applicable) or their respective surveyors acting reasonably.

1.7	The expressions landlord covenant and tenant covenant each has the meaning given to it by the Landlord and Tenant (Covenants) Act 1995.
1.8	Unless the context otherwise requires, references to the Estate, Building, the Common Parts, the Estate Common Parts and the Property are to the whole and any part of them or it.
1.9	A reference to the term is to the Contractual Term.
1.10	A reference to the end of the term is to the end of the term however it ends.
1.11

References to the consent of the Landlord are to the consent of the Landlord given in accordance with clause 49.4 and references to the approval of the Landlord are to the approval of the Landlord given in accordance with clause 49.5.  References to any consent or approval required from the Landlord shall be construed as also including a requirement to obtain the consent or approval of the Superior Landlord where such consent or approval is required under the terms of the Superior, Leases except that nothing in this lease shall be construed as imposing on the Superior Landlord any obligation (or indicating that such an obligation is imposed on the Superior Landlord by the terms of the Superior Leases) not unreasonably to refuse any such consent.

1.12	A working day is any day which is not a Saturday, a Sunday, a bank holiday or a public holiday in England and Wales.
1.13

Unless otherwise specified, a reference to a particular law is a reference to it as it is in force for the time being, taking account of any amendment, extension, application or re-enactment and includes any subordinate laws for the time being in force made under it and all orders, notices, codes of practice and guidance made under it.

1.14

A reference to laws in general is to all local, national and directly applicable supranational laws in force for the time being, taking account of any amendment, extension, application or re-enactment and includes any subordinate laws for the time being in force made under them and all orders, notices, codes of practice and guidance made under them.

1.15

Any obligation in this lease on the Tenant not to do something includes an obligation not to agree to or suffer that thing to be done and an obligation to use reasonable endeavours to prevent that thing being done by another person.

1.16	Where the Landlord or the Tenant or the Management Company covenant to do something they shall be deemed to fulfil that obligation if they procure that it is done.
1.17	Unless the context otherwise requires, where the words include(s) or including are used in this lease, they are deemed to have the words “without limitation” following them.
1.18	A person includes a corporate or unincorporated body.
1.19	References to writing or written do not include faxes or email.
1.20	Except where a contrary intention appears, a reference to a clause is a reference to a clause of this lease.
1.21	Clause headings do not affect the interpretation of this lease.
1.22	The Management Company enters into this lease as a management company within the meaning of section 12 of the Landlord and Tenant (Covenants) Act 1995.
1.23	The Management Company (as may be appropriate) includes its successors in title to the Common Roads and to the signage and Service Media on the Estate Common Parts.

2.GRANT

2.1	The Landlord with full title guarantee lets the Property to the Tenant for the Contractual Term.
2.2	The grant is made together with the Rights, excepting and reserving to the Landlord the Reservations, and subject to the Third Party Rights.
2.3	The grant is made with the Tenant paying the following as rent to the Landlord:

2.3.1the Annual Rent;

2.3.2all interest payable by the Tenant to the Landlord under this lease;

2.3.3the Building Service Charge;

2.3.4the Insurance Rent;

2.3.5the Superior Lease Service Charge;

2.3.6all other sums due from the Tenant to the Landlord under this lease; and

2.3.7all VAT chargeable on the other rents set out in this clause 2.3.

3.TENANT COVENANTS

The Tenant covenants:

3.1	with the Landlord to observe and perform all the tenants covenants in this lease; and
3.2	with the Management Company to observe and perform all the covenants on the part of the Tenant in this lease in favour of the Management Company;

in each case during the term or (if earlier) until the Tenant is released from the tenant covenants of this lease by virtue of the Landlord and Tenant (Covenants) Act 1995.

4.RIGHTS GRANTED TO THE TENANT

4.1

Except as mentioned in clause 4.2, neither the grant of this lease nor anything in it confers any right over the Landlord’s Neighbouring Property or any other neighbouring property nor is to be taken to show that the Tenant may have any right over the Landlord’s Neighbouring Property or any other neighbouring property, and section 62 of the Law of Property Act 1925 does not apply to this lease.

4.2	The Landlord grants to the Tenant and all those authorised by the Tenant:-
4.2.1

the right to pass and re-pass to and from the Property and the parking spaces referred to in clause 4.2.3 at all times with or without vehicles over the Common Roads within the Estate (to the extent that the Landlord is entitled to grant such right and subject to any Third Party Rights);

4.2.2	the right to use the Common Parts for access to and egress from the Property;
4.2.3

the right to park 19 private motor cars or motorbikes belonging to the Tenant, its employees and visitors in the spaces shown coloured blue on Plan 1 or such alternative spaces on the Estate as the Landlord may designate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management;

4.2.4

the right to park 25 private motor cars or motorbikes belonging to the Tenant, its employees and visitors in such parking spaces on the Estate as the Landlord may designate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management, Provided That they are no further than 500 metres from the Property;

4.2.5

the right to install electric charging points within the parking spaces referred to in clause 4.2.3 with the prior consent of the Landlord, such consent not to be unreasonably withheld or delayed, Provided That the electricity consumed, when included with the consumption of electricity at the Property, shall not exceed the figures set out in clause 35.4 of this lease;

4.2.6

the right on a first come first served basis to park private motor cars or motorbikes belonging to the Tenant, its employees and visitors in the undesignated common car parks on the Estate as the Landlord may allocate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management;

4.2.7

the right to use such cycle parking facilities on the Common Parts as the Landlord may designate from time to time in the Landlord’s absolute discretion in accordance with the principles of good estate management;

4.2.8

the non-exclusive right to use such of the accessible and electric vehicle car parking spaces shown indicatively coloured yellow and coloured green respectively on Plan 1 as may be allocated for such use by the Landlord in the Landlord’s absolute discretion;

4.2.9

the right at all times to use the waste receptacles provided by the Landlord to be located on such area of the external Common Parts as the Landlord shall allocate and provide for that purpose from time to time for the purpose of conventional waste disposal only but not for any specialist or recycling waste the disposal arrangements for which shall be the responsibility of the Tenant;

4.2.10

the right to the free and uninterrupted passage and running of services through the Service Media in or under the Building and other parts of the Estate that serve (but do not form part of the Property) which are in existence at the date of this lease or are installed or constructed during the term;

4.2.11	the right to support and protection from the Common Parts to the extent that the Common Parts provide support and protection to the Property at the date of this lease;
4.2.12	the right to attach any item to the Common Parts adjoining the Property so far as is reasonably necessary to carry out any works to the Property required or permitted by this lease;

4.2.13	the right to enter the Common Parts so far as is reasonably necessary to:
4.2.13.1	carry out works to the Property required or permitted by this lease; or
4.2.13.2

erect, install, use, retain, operate, inspect, maintain, repair and (if permitted by the Landlord) renew any alterations or additions beyond the boundaries of the Property to which the Landlord shall have granted prior written consent and only in accordance with the terms of that consent;

(in each case) after having given reasonable notice (which need not be in writing) to the Landlord and Provided That where reasonably required by the Landlord to exercise that right only if accompanied by the Landlord’s representative;

4.2.14

the right to install and retain Service Media beyond the boundaries of the Property in so far as may be required to serve any alterations or additions that have been installed and/or retained beyond the boundaries of the Property to which the Landlord shall have granted prior written consent and only in accordance with the terms of that consent.

4.3	The Rights are granted in common with the Landlord, the Management Company, the Superior Landlord and any other person authorised by the Landlord or the Superior Landlord.
4.4

The Rights may be exercised by the Tenant and by anyone else who is or who becomes entitled to exercise them and by anyone authorised by the Tenant and anyone so entering shall cause as little damage and inconvenience to the Landlord as possible and make good any damage caused to the Estate as soon as reasonably practicable and to the reasonable satisfaction of the Landlord and/or the Management Company.

5.RIGHTS EXCEPTED AND RESERVED

5.1

The following rights are excepted and reserved from this lease to the Landlord, the Management Company and any superior landlord from time to time for the benefit of the Building, Estate and the Landlord's Neighbouring Property:

5.1.1	rights of light, air, support and protection as those rights are capable of being enjoyed at any time during the term;

5.1.2

the right to use and connect into and re-route any Service Media at, but not forming part of, the Property and the right to install and construct Service Media at the Property to serve any part of the Building or Estate;

5.1.3	the right to attach any scaffolding or other structure to any boundary of the Property;
5.1.4

at any time during the term, the full and free right for the Landlord and/or the Superior Landlord to develop the Estate and any neighbouring or adjoining property in which the Landlord acquires an interest during the term as the Landlord may think fit;

5.1.5	the right to re-route the Common Roads and any means of access to or egress from the Property or to change the areas over which any of the Rights are exercised;
5.1.6	the right to re-route and replace any Service Media over which the Rights mentioned in clause 4.2.10 may be exercised;
5.1.7	the rights reserved to the Superior Landlord under the Superior Leases; and
5.1.8	the right to enter the Property:
5.1.8.1	to repair, maintain, install, construct, re-route or replace any Service Media or structure relating to any of the Reservations;
5.1.8.2	inspect and record the condition of the Property or other parts of the Building and to carry out works to any other Lettable Unit or any part of the Estate;
5.1.8.3

for any other purpose mentioned in or properly connected with this lease, the Superior Leases, the Reservations, any Third Party Right and/or the interests of the Landlord and any superior reversionary interest in any Landlord’s Neighbouring Property;

notwithstanding that the exercise of any of the Reservations or the works carried out pursuant to them result in a reduction in the flow of light or air to the Property or loss of amenity for the Property Provided That they do not materially adversely affect the use and enjoyment of the Property for the Permitted Use.

5.2

The Reservations may be exercised by the Landlord, the Management Company, the Superior Landlord and by anyone else who is or becomes entitled to exercise them and by anyone authorised by the Landlord.

5.3

The Tenant shall allow all those entitled to exercise any right to enter the Property, to do so with their workers, contractors, agents and professional advisors, and to enter the Property at any reasonable time (during usual business hours other than in the case of an emergency) and, except in the case of an emergency, after having given reasonable notice (which need not be in writing) to the Tenant.

5.4

No party exercising any of the Reservations, nor its workers, contractors, agents and professional advisors, shall be liable to the Tenant or to any undertenant or other occupier of or person at the Property for any loss, damage, injury, nuisance or inconvenience arising by reason of its exercising any of those Reservations except for:

5.4.1	physical damage to the Property; or
5.4.2	any loss, damage or injury arising by reason of the negligence of the Landlord or the party exercising the Reservations;
5.4 3	any loss, damage, injury, nuisance or inconvenience in relation to which the law prevents the Landlord from excluding liability

6.THIRD PARTY RIGHTS

6.1

The Tenant shall comply with all obligations on the Landlord, the Management Company and the Superior Landlord relating to the Third Party Rights (in each case insofar as those obligations relate to the Property or the exercise of the Right over the Estate as authorized in this lease and subsist and are capable of taking effect) and shall not do anything (even if otherwise permitted by this lease) that may interfere with any Third Party Right

6.2

The Tenant shall allow the Landlord, the Management Company and the Superior Landlord and any other person authorised by the terms of any Third Party Right to enter the Property in accordance with its terms.

7.THE ANNUAL RENT

7.1	The Tenant shall pay the Annual Rent and any VAT in respect of it by four equal instalments in advance on or before the Rent Payment Dates. The payments shall be made by electronic transfer.

7.2

The first instalment of the Annual Rent and any VAT in respect of it shall be made on the Rent Commencement Date and shall be the proportion, calculated on a daily basis, in respect of the period beginning on the Rent Commencement Date until the day before the next Rent Payment Date.

8.REVIEW OF THE ANNUAL RENT

8.1

In this clause the President is the President for the time being of the Royal Institution of Chartered Surveyors or a person acting on his behalf, and the Surveyor is the independent valuer appointed pursuant to clause 8.7

8.2	The Annual Rent shall be reviewed on each of the Review Dates to equal:
8.2.1

the Annual Rent payable immediately before the relevant Review Date (and in respect of the first Review Date this shall be the Annual Rent payable under the Previous Lease on its expiry date) (or which would then be payable but for any abatement or suspension of the Annual Rent or restriction on the right to collect it and disregarding any amortised rent free period during the term) or, if greater;

8.2.2	the open market rent agreed or determined pursuant to this clause 8.
8.3	The open market rent may be agreed between the Landlord and the Tenant at any time before it is determined by the Surveyor.
8.4

If the open market rent is determined by the Surveyor, it shall be the amount that the Surveyor determines is the annual rent (exclusive of any VAT) at which the Property could reasonably be expected to be let:

8.4.1	in the open market;
8.4.2	at the Relevant Review Date;
8.4.3	on the assumptions listed in clause 8.5; and
8.4.4	disregarding the matters listed in clause 8.6.
8.5	The assumptions are:
8 5.1	the Property is available to let in the open market:
8.5.1.1	by a willing lessor to a willing tenant;

8.5.1.2	as a whole;
8.5.1.3	with vacant possession;
8.5.1.4	without a fine or a premium;
8.5.1.5	for a term of ten years commencing on the Relevant Review Date;
8.5.1.6	with a rent review date on the fifth anniversary of the relevant Review Date; and
8.5.1.7	otherwise on the terms of this lease, other than:
8.5.1.7.1	as to the amount of the Annual Rent and the relevant Review Date (but including the provisions for review of the Annual Rent in accordance with clause 5.1.6); and
8.5.1.7.2	clause Error! Reference source not found, and the Schedule to this lease;
8.5.2

the willing tenant has had the benefit of any rent-free or other concession or contribution which would be offered in the open market at the relevant Review Date in relation to fitting out works at the Property;

8.5.3	the Property may lawfully be used by the willing tenant (or any potential undertenant or assignee of the willing tenant) for any purpose permitted by this lease;
8.5.4	the Landlord and the Tenant have fully complied with their obligations in this lease;
8.5.5	if the Property or any other part of the Building or any Service Media serving the Property, has been destroyed or damaged, it has been fully restored;
8.5.6	no work has been carried out on the Property that has diminished the rental value of the Property other than work carried out in compliance with clause 36;
8.5.7

any fixtures, fittings, machinery or equipment supplied to the Property by the Landlord that have been removed by or at the request of the Tenant, or any undertenant or their respective predecessors in title (otherwise than to comply with any law) remain at the Property;

8.5.8

the willing tenant and its potential assignees and undertenants shall not be disadvantaged by any actual or potential exercise of an option to tax under Part 1 of Schedule 10 to the VATA 1994 in relation to the Property; and

8.5.9

the Mezzanine Floors (including staircases leading to them) and the Category A Works to the Mezzanine Floors were installed by the willing landlord at its cost at the date of this lease in accordance with the Rent Review Specification and the Mezzanine Specification;

8.5.10	all of the other works listed in Appendix G to the Agreement for Lease were provided and carried out by the willing landlord at its cost at the date of this lease;
8.5.11	the Internal Area of the Property is:

Unit (at the Property)	Floor	Internal Area (Sq Ft)
6	Ground	1611
6	First	1611
7	Ground	3156
7	First	3156
8	Ground	3160
8	First	3160
9	Ground	3157
9	First	3157
9	Second	917
10	Ground	3165
10	First	3165
10	Second	1789

8.6	The matters to be disregarded are:
8.6.1	any effect on rent of the fact that the Tenant or any authorised undertenant has been in occupation of the Property;
8.6.2	any goodwill attached to the Property by reason of any business carried out there by the Tenant or by any authorised undertenant or by any of their predecessors in title;

8.6.3

any effect on rent attributable to any physical improvement to the Property carried out before or after the date of this lease, by and at the expense of the Tenant or any authorised undertenant with all necessary consents, approvals and authorisations and not pursuant to an obligation to the Landlord (other than an obligation to comply with any law);

8.6.4	any effect on rent of any obligation on the Tenant to fit out the Property or to reinstate the Property to the condition or design it was in before any alterations or improvements were carried out;
8.6.5	any statutory restriction on rents or the right to recover them; and
8.6.6	any depreciatory effect on the Annual Rent of clauses 8.4 to 8.6.
8.7

The Surveyor shall be an independent valuer who is a Member or Fellow of the Royal Institution of Chartered Surveyors.  The Landlord and the Tenant may, by agreement, appoint the Surveyor at any time before either of them applies to the President for the Surveyor to be appointed.  Any application to the President may not be made earlier than three months before the relevant Review Date.

8.8

The Surveyor shall act as an expert and not as arbitrator.  The Surveyor shall determine the open market rent.  The Surveyor’s decision shall be given in writing, and the Surveyor shall provide reasons for any determination.  The Surveyor’s written decision on the matters referred to him shall be final and binding in the absence of manifest error or fraud.

8.9

The Surveyor shall give the Landlord and the Tenant an opportunity to make written representations to the Surveyor and to make written counter-representations commenting on the representations of the other party to the Surveyor.  The parties will provide (or procure that others provide) the Surveyor with such assistance and documents as the Surveyor reasonably requires for the purpose of reaching a decision.

8.10

If the Surveyor dies, or becomes unwilling or incapable of acting, or unreasonably delays in making any determination, then either the Landlord or the Tenant may apply to the President to discharge the Surveyor and clause 8.7 shall then apply in relation to the appointment of a replacement.

8.11

The fees and expenses of the Surveyor and the cost of the Surveyor’s appointment and any counsel’s fees, or other fees, properly incurred by the Surveyor shall be payable by the Landlord and the Tenant in the proportions that the Surveyor directs (or if the Surveyor makes no direction, then equally).  If either party does not pay its part of the Surveyor’s fees and expenses within ten working days after demand by the Surveyor, the other party may pay that part and the amount it pays shall be a debt of the non-paying party due and payable within ten working days of demand to the paying party.  The Landlord and the Tenant shall otherwise each bear their own costs in connection with the rent review.

8.12

If the revised Annual Rent has not been agreed by the Landlord and the Tenant or determined by the Surveyor on or before the relevant Review Date, the Annual Rent payable from and including the relevant Review Date shall continue at the rate payable immediately before the relevant Review Date No later than five (5) working days after the revised Annual Rent is agreed or the Surveyor’s determination is notified to the Landlord and the Tenant, the Tenant shall pay:

8.12.1

the shortfall (if any) between the amount that it has paid for the period from and including the relevant Review Date until the Rent Payment Date following the date of agreement or notification of the revised Annual Rent and the amount that would have been payable had the revised Annual Rent been agreed or determined on or before the relevant Review Date; and

8.12.2

interest at the Interest Rate on that shortfall calculated on a daily basis by reference to the Rent Payment Dates on which parts of the shortfall would have been payable if the revised Annual Rent had been agreed or determined on or before the relevant Review Date and the date payment is received by the Landlord.

8.13	Time shall not be of the essence for the purposes of this clause.
8.14	If at any time there is a guarantor, the guarantor shall not have any right to participate in the review of the Annual Rent
8.15	As soon as practicable after the amount of the revised Annual Rent has been agreed or determined, a memorandum recording the amount shall be signed by or on behalf of the

Landlord and the Tenant and endorsed on or attached to this lease and its counterpart.  The Landlord and the Tenant shall each bear their own costs in connection with the memorandum

9.BUILDING SERVICE CHARGE

9.1	This Building Services are:
9.1.1	cleaning, maintaining, decorating and repairing the Common Parts, including external and structural parts and all Service Media forming part of the Common Parts’
9.1.2	lighting the Common Parts and cleaning, maintaining, repairing and replacing lighting machinery and equipment on the Common Parts;
9.1.3	cleaning, maintaining, repairing and replacing refuse bins on the Common Parts;
9.1.4	cleaning, maintaining, repairing and replacing signage for the Common Parts;
9.1.5	cleaning, maintaining, repairing, operating and replacing any security machinery and equipment (including closed circuit television) on the Common Parts;
9.1.6	cleaning, maintaining, repairing, operating and replacing fire prevention, detection, and fire fighting machinery and equipment and fire alarms on the Common Parts;
9.1.7	cleaning, maintaining, repairing and replacing any signboard showing the names and logos of the tenants and other occupiers (if provided by the Landlord);
9.1.8	maintaining the landscaped and grassed areas of the Common Parts;
9.1.9	cleaning maintaining repairing lighting and replacing the car park within the Common Parts; and
9.1.10

any other service or amenity that the Landlord may in its reasonable discretion (acting in accordance with the principles of good estate management) provide for the benefit of the tenants and occupiers of the Building.

9.2	The Building Service Costs are the total of:
9.2.1	the whole of the costs of:
9.2.1.1	providing the Building Services;
9.2.1.2	the supply and removal of electricity, gas, water, sewage and other utilities to and from the Common Parts;

9.2.1.3	complying with the recommendations and requirements of the insurers of the Building (insofar as those recommendations and requirements relate to the Common Parts);
9.2.1.4

complying with all laws relating to the Common Parts, their use and any works carried out at them, and relating to the use of all Service Media, machinery and equipment at or serving the Common Parts and to any materials kept at or disposed of from the Common Parts;

9.2.1.5	complying with the Third Party Rights insofar as they relate to the Common Parts;
9.2.1.6

taking any steps (including proceedings) that the Landlord considers necessary to prevent or remove any encroachment over the Common Parts or to prevent the acquisition of any right over the Common Parts or to remove any obstruction to the flow of light or air to the Common Parts;

9.2.1.7

pursuing or enforcing any claim and taking or defending any proceedings against any third party or parties employed in the construction refurbishment and/or repair of the Building or for the remedy of a defect or otherwise or in connection with the Building Services;

9 2.1.8	the provision for future anticipated expenditure in respect of any of the Building Services as the Landlord shall consider appropriate (acting reasonably),
9.2.2	the costs, fees and disbursements (on a full indemnity basis) of:
9.2.2.1

managing agents employed by the Landlord for the carrying out and provision of the Building Services or, where managing agents are not employed, a management fee for the same (not exceeding 10% of the total Building Service Costs); and

9.2.2.2	accountants employed by the Landlord to prepare and audit the Building Service Charge accounts;

9.2.3

all costs incurred in relation to those persons directly employed by the Landlord or the managing agent to deliver or administer delivery of the Building Services (whether employed full or part time and whether based at the Building or not) as follows:

9.2.3.1	salaries (and all appropriate benefits);
9.2.3.2	employer’s costs (including national insurance contributions and tax; costs of compliance with statutory requirements; and pension, welfare, and insurance contributions); and
9.2.3.3	training, uniforms and all equipment, supplies and accommodation needed for the proper performance of their duties,
9.2.4

all rates, taxes, impositions and outgoings payable in respect of the Common Parts, their use and any works carried out on them (other than any taxes payable by the Landlord in connection with any dealing with or disposition of its reversionary interest in the Building); and

9.2.5	any VAT payable by the Landlord in respect of any of the items mentioned above except to the extent that the Landlord obtains credit for such VAT under the Value Added Tax Act 1994.
9.3

Subject to the Tenant paying the Building Service Charge, to the Management Company or the Landlord if so directed by the Management Company, the Landlord shall use its reasonable endeavours to provide the Building Services described in clauses 9.1.1 to 9.1.9 (inclusive).  The Landlord may, but shall not be obliged to, provide any of the other Building Services.

9.4	The Landlord shall not be obliged to carry out any works where the need for those works has arisen by reason of any damage or destruction by a risk against which the Landlord is not obliged to insure.
9.5	The Landlord shall not be liable for;
9.5.1	any interruption in, or disruption to, the provision of any of the Building Services for any reason that is outside the reasonable control of the Landlord; or

9.5.2

any injury, loss or damage suffered by the Tenant as a result of any absence or insufficiency of any of the Building Services or of any breakdown or defect in any Service Media, except where due to the negligence of the Landlord or its agents.

9.6

Before, or as soon as practicable after the start of each Building Service Charge Year, the Landlord shall prepare and send the Tenant an estimate of the Building Service Charge for the Building Service Charge Year (“the Estimated Building Service Charge”).

9.7

The Tenant shall pay the Estimated Building Service Charge for each Building Service Charge Year in four equal instalments on each of the Rent Payment Dates.  The first payment in respect of the Building Service Charge Year current at the date of this lease will be made on the date of this lease and will be a due proportion in respect of the period from and including the Term Commencement Date to and excluding the Rent Payment Date next following the date of this lease.

9.8

If the Landlord or the Landlord’s surveyor does not notify an estimate of the Building Service Charge for any Building Service Charge Year the Estimated Building Service Charge for the preceding Building Service Charge Year shall apply.  The Landlord or the Landlord’s surveyor may at any time revise the Estimated Building Service Charge. Any revision of the Estimated Building Service Charge after the start of a Building Service Charge Year shall adjust the payments on the following Rent Payment Dates equally.

9.9

As soon as reasonably practicable after the end of each Building Service Charge Year, the Landlord shall serve on the Tenant a certificate of the Building Service Charge certified by the Landlord’s surveyor for that Building Service Charge Year.

9.10

If any cost is omitted from the calculation of the Building Service Charge in any Building Service Charge Year, the Landlord shall be entitled to include it in the estimate and certificate of the relevant Building Service Charge in any of the following Building Service Charge Years.  Otherwise and except in the case of manifest error, the Building Service Charge Certificate shall be conclusive as to all matters of fact to which it refers.

9.11

Without prejudice to the provisions of clause 12.5.6, where the Landlord provides any Building Service by reason of the damage to or destruction of the Common Parts by an Insured Risk or (save where clause 12.10.4 applies) an Uninsured Risk, the costs of that Building Service shall not be included in the Building Service Charge.

9.12

The difference between the Building Service Charge and the Estimated Building Service Charge for any Building Service Charge Year (or part) shall be paid by the Tenant to the Landlord within 14 days of the service of the certificate, or allowed against the next Estimated Building Service Charge payment or after the end of the Term refunded to the Tenant after the expiry of the relevant Building Service Charge Year having carried out the Building Service Charge reconciliation.

9.13	The Building Service Charge shall not include:
9.13.1	any costs relating to the initial construction of the Building or works solely designed to allow for the extension of the Building;
9.13.2

any fees and expenses attributable to the review of rents payable by the tenants and other occupiers of the Building or attributable to the letting of any part of the Building or any disposition or dealing with the Landlord’s interest in the Building or any part thereof;

9.13.3

any costs (including without limitation solicitors surveyors and agents fees and managing agents fees) incurred by or on behalf of the Landlord in the collection of rents or other monies for any occupiers of the Building and/or any proceedings against any occupier of the Building; or

9.13.4

any costs incurred by the Landlord in carrying out any works precautions or other matters as may be required by the Environment Agency or any other relevant statutory body or local authority to remove or remedy or contain any contamination or other environmental hazard arising as a result of prior use and occupation of the Building or part of it by other persons and which is not caused by the Tenant.

10.ESTATE SERVICE CHARGE

10.1	The Estate Services are:

10.1.1

cleaning maintaining repairing and replacing the Estate Common Parts including all Service Media forming part of the Estate Common Parts all boundaries of the Estate including fences access barriers gates and necessary patrol tracks;

10.1.2	lighting the Estate Common Parts and cleaning maintaining repairing and replacing lighting machinery and equipment on the Estate Common Parts;
10.1.3	cleaning maintaining repairing and replacing refuse bins on the Estate Common Parts;
10.1.4	cleaning maintaining repairing operating and replacing fire prevention, detection and firefighting machinery and equipment on the Estate Common Parts;
10.1.5	the clearance and gritting of roads and paths on the Estate as reasonably determined by the Management Company;
10.1.6	the provision and maintenance of signage on the Estate including road traffic directional signs;
10.1.7	landscaped areas forming part of the Estate the grounds and any trees and shrubs therein (and vermin control thereon) and any architectural or ornamental features;
10.1.8	the provision of a security service and equipment for the Estate including reception at the main gate; and
10.1.9

the supply of any other service or amenity that the Management Company may acting in accordance with the principles of good estate management provide for the benefit of the tenants and occupiers of the Estate.

10.2	The Estate Service Costs are the total of:
10.2.1	the whole of the costs of:
10.2.1.1	providing the Estate Services;
10.2.1.2	the supply and removal of electricity, gas, water, sewage and other utilities to and from the Estate Common Parts;
10.2.1.3	complying with the recommendations and requirements of the insurers of the Building (insofar as those recommendations and requirements relate to the Estate Common Parts);

10.2.1.4

complying with all laws relating to the Estate Common Parts, their use and any works carried out at them, and relating to the use of all Service Media, machinery and equipment at or serving the Estate Common Parts and to any materials kept at or disposed of from the Estate Common Parts;

10.2.1.5

contributions to sustainable travel and green travel plans that the Management Company is either obliged to contribute towards or where it would be to the benefit of the occupiers of the Estate to do so (acting in the interests of good estate management);

10.2.1.6	complying with the Third Party Rights insofar as they relate to the Estate Common Parts;
10.2.1.7

taking any steps (including proceedings) that the Management Company considers necessary to prevent or remove any encroachment over the Estate Common Parts or to prevent the acquisition of any right over the Estate Common Parts (or the Estate as a whole) or to remove any obstruction to the flow of light or air to the Estate Common Parts (or the Estate as a whole);

10.2.1.8

pursuing or enforcing any claim and taking or defending any proceedings against any third party or parties employed in the construction refurbishment and/or repair of the Estate Common Parts or for the remedy of a defect or otherwise or in connection with the Estate Services; and

10.2.1.9	the provision for future anticipated expenditure in respect of any of the Estate Services as the Management Company shall consider appropriate (acting reasonably);
10.2.2	the costs, fees and disbursements (on a full indemnity basis) of:
10.2.2.1

managing agents employed by the Management Company for the carrying out and provision of the Estate Services or, where managing agents are not employed, a management fee for the same not exceeding 10% of the total Estate Service Costs; and

10.2.2.2	accountants employed by the Management Company to prepare and audit the Estate Service Charge accounts;
10.2.3

all costs incurred in relation to those persons directly employed by the Management Company or the managing agent to deliver or administer delivery of the Estate Services (whether employed full or part time and whether based at the Estate or not) as follows:

10.2.3.1	salaries (and all appropriate benefits);
10.2.3.2	employer’s costs (including national insurance contributions and tax; costs of compliance with statutory requirements; and pension welfare and insurance contributions) and
10.2.3.3	training, uniforms and all equipment, supplies and accommodation needed for the proper performance of their duties,
10.2.4

all rates, taxes, impositions and outgoings payable in respect of the Estate Common Parts, their use and any works carried out on them (other than any taxes payable by the Management Company in connection with any dealing with or disposition of its reversionary interest in the Estate); and

10.2.5

any VAT payable by the Management Company in respect of any of the items mentioned above except to the extent that the Management Company obtains credit for such VAT under the Value Added Tax Act 1994.

10.3	Any item charged by way of Service Charge (as defined in the Superior Leases) under clause 11 is excluded from the Estate Service Charge to the intent that there shall be no double counting.
10.4

Subject to the Tenant paying the Estate Service Charge, to the Management Company or the Landlord if so directed by the Management Company, the Management Company shall use its reasonable endeavours to:

10.4.1	clean maintain repair replace and light the Common Roads;
10.4.2	keep clean and in repair the Management Company’s signage (if any) upon the Estate; and

10.4.3	clean maintain repair and renew all Service Media forming part of the Estate Common Parts.
10.5	The Management Company may, but shall not be obliged to, provide any of the other Estate Services.
10.6

The Management Company shall not be obliged to carry out any works where the need for those works has arisen by reason of any damage or destruction by a risk against which the Management Company is not obliged to insure.

10.7	The Management Company shall not be liable for:
10.7.1	any interruption in, or disruption to, the provision of any of the Estate Services for any reason that is outside the reasonable control of the Management Company; or
10.7.2

any injury, loss or damage suffered by the Tenant as a result of any absence or insufficiency of any of the Estate Services or of any breakdown or defect in any Service Media, except where due to the negligence of the Management Company.

10.8

Before, or as soon as practicable after the start of each Estate Service Charge Year, the Management Company shall prepare and send the Tenant an estimate of the Estate Service Charge for the Estate Service Charge Year (“the Estimated Estate Service Charge”).

10.9

The Tenant shall pay the Estimated Estate Service Charge to the Management Company (or the Landlord if so directed by the Management Company) for each Estate Service Charge Year in four equal instalments on each of the Rent Payment Dates.  The first payment in respect of the Estate Service Charge Year current at the date of this lease will be made on the date of this lease and will be a due proportion in respect of the period from and including the Term Commencement Date to and excluding the Rent Payment Date next following the date of this lease.

10.10

If the Management Company or the Management Company’s surveyor does not notify an estimate of the Estate Service Charge for any Estate Service Charge Year the Estimated Estate Service Charge for the preceding Estate Service Charge Year shall apply.  The Management Company or the Management Company’s surveyor may at any time revise the Estimated Estate Service Charge.  Any revision of the Estimated Estate Service Charge after the start of an Estate Service Charge Year shall adjust the payments on the following Rent Payment Dates equally.

10.11

As soon as reasonably practicable after the end of each Estate Service Charge Year, the Management Company shall serve on the Tenant a certificate of the Estate Service Charge certified by the Management Company’s surveyor for that Estate Service Charge Year.

10.12

If any cost is omitted from the calculation of the Estate Service Charge in any Estate Service Charge Year, the Management Company shall be entitled to include it in the estimate and certificate of the relevant Estate Service Charge in any of the following Estate Service Charge Years.  Otherwise and except in the case of manifest error, the Estate Service Charge Certificate shall be conclusive as to all matters of fact to which it refers.

10.13

Without prejudice to the provisions of clause 13.4.5, where the Management Company provides any Estate Service by reason of the damage to or destruction of the Estate Common Parts by an Insured Risk, the costs of that Estate Service shall not be included in the Estate Service Charge.

10.14

The difference between the Estate Service Charge and the Estimated Estate Service Charge for any Estate Service Charge Year (or part) shall be paid by the Tenant to the Management Company within 14 days of the service of the certificate, or allowed against the next Estimated Estate Service Charge payment or after the expiry of the term refunded to the Tenant after the end of the relevant Estate Service Charge Year having carried out the Estate Service Charge reconciliation.

10.15

The Management Company may from time to time direct the Tenant to pay to the Landlord and the Landlord to collect the Estate Service Charge on behalf of the Management Company.  In the event the Management Company so elects the Tenant shall pay the Estate Service Charge in the manner prescribed in clause 10.9 to the Landlord, and the Landlord shall within 5 working days of receipt forward such sums to the Management Company.

10.16	The Estate Service Charge shall not include:
10.16.1	any costs relating to the initial construction of the Estate or works solely designed to allow for the extension of the Estate;

10.16.2

any fees and expenses attributable to the review of rents payable by the tenants and other occupiers of the Estate or attributable to the letting of any part of the Estate or any disposition or dealing with the Landlord’s interest in the Estate or any part thereof;

10.16.3

all costs (including without limitation solicitors surveyors and agents fees and managing agents fees) incurred by or on behalf of the Landlord in the collection of rents or other monies for any occupiers of the Estate and/or any proceedings against any occupier of the Estate; or

10.16.4

any costs incurred by the Landlord in carrying out any works precautions or other matters as may be required by the Environment Agency or any other relevant statutory body or local authority to remove or remedy or contain any contamination or other environmental hazard in, under or at any part or the Estate that is capable of being let and occupied on terms similar to those of this lease, arising as a result or prior use and occupation of the Estate or part of it by other persons.

10.17	The Tenant separately covenants with the Landlord to comply with its obligations under this clause 10.

11.SUPERIOR LEASE SERVICE CHARGE PROVISIONS

To the extent the Superior Landlord carries out any of the Services (as defined in the Superior Leases) under the Superior Leases and charges Service Charge (as defined in the Superior Leases) the Tenant will pay the Landlord on demand any such estimated Service Charge (or a fair proportion thereof) and any balancing sum in accordance with the Superior Leases and the Landlord will promptly supply the Tenant with copies of any demands, Estimates and Certificates (as both those terms are defined in the Superior Leases) provided by the Superior Landlord.

12.PROPERTY INSURANCE

12.1

Subject to clause 12.2, the Landlord shall keep the Building insured against loss or damage by the Insured Risks for the sum which the Landlord considers to be its full reinstatement cost (taking inflation of building costs into account).  The Landlord shall not be obliged to insure any fixtures and fittings or other works installed by the Tenant (other than any Mezzanine Floors and the Category A Works to the Mezzanine Floors that have been installed by or with the consent of the Landlord).

12.2	The Landlord’s obligation to insure is subject to:
12.2.1	any exclusions, limitations, excesses and conditions that may be imposed by the insurers; and
12.2.2	insurance being available in the London insurance market on reasonable terms acceptable to the Landlord.
12.3	In relation to any insurance effected by the Landlord under this clause, the Landlord shall use reasonable endeavours to procure that the Landlord’s insurer:
12.3.1	waives its rights of subrogation against the Tenant and any lawful sub-tenants or occupiers of the Property;
12.3.2

permits the interest of the Tenant to be noted on the policy of insurance either specifically or by way of a general noting of tenants’ interests under the conditions of the insurance policy Provided That this obligation will not require the Landlord to change its policy where the insurer is not prepared to do so on reasonable terms or on competitive rates.

12.4	The Tenant shall pay to the Landlord on demand:
12.4.1	the Insurance Rent;
12.4.2	any amount that is deducted or disallowed by the insurers pursuant to any excess provision in the insurance policy; and
12.4.3	any costs that the Landlord incurs in obtaining a valuation of the Property for insurance purposes, provided not more than once per annum.
12.5	The Tenant shall:
12.5.1

immediately inform the Landlord and the Superior Landlord if any matter occurs that any insurer or underwriter may treat as material in deciding whether or on what terms to insure or to continue to insure the Building and shall give the Landlord and the Superior Landlord notice of that matter;

12.5.2	not do or omit anything as a result of which any policy of insurance of the Building, any Landlord’s Neighbouring Property or any neighbouring property may become void or voidable or otherwise prejudiced, or the payment of any policy money may be withheld, nor (unless the Tenant has previously notified the Landlord and has paid any increased or additional premium) anything as a result of which any increased or additional insurance premium may become payable;

12.5.3	comply at all times with the requirements and reasonable recommendations of the insurers which have been notified to the Tenant in writing relating to the Building and the Estate Common Parts;
12.5.4

give the Landlord immediate notice upon being made aware of the occurrence of any damage or loss relating to the Property arising from an Insured Risk or of any other event that might affect any insurance policy relating to the Property;

12.5.5

not effect any insurance of the Property (except any plate glass at the Property), but if it becomes entitled to the benefit of any insurance proceeds in respect of the Property (other than in respect of plate glass) pay those proceeds or cause them to be paid to the Landlord; and

12.5.6

pay the Landlord an amount equal to any insurance money that the insurers of the Building refuse to pay by reason of any act or omission of the Tenant, its workers, contractors or agents or any person at the Property, Building or the Estate Common Parts with the actual or implied authority of any of them.

12.6

The Landlord shall, subject to obtaining all necessary planning and other consents (which it shall use its reasonable endeavours to obtain) use all insurance money received (other than for loss of rent) to repair the damage for which the money has been received or (as the case may be) in rebuilding the Property.  The Landlord shall not be obliged to:

12.6.1	provide accommodation identical in layout or design so long as accommodation reasonably equivalent to that previously at the Property is provided;
12.6.2	repair or rebuild if the Tenant has failed to pay any monies due under clause 12.5.6 until those monies are paid; or

12.6.3	repair or rebuild the Property after a notice has been served pursuant to clause 12.8 or clause 12.9; or
12.3.4

rebuild or reinstate tenant’s fitting-out works or any other alterations or additions to the Property (other than any Mezzanine Floors and Category A Works to the Mezzanine Floors that have been installed by or with the consent of the Landlord)

12.7

If the Property is damaged or destroyed by an Insured Risk so as to be unfit for occupation and use then, unless the policy of insurance of the Property has been vitiated in whole or in part in consequence of any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property with the actual or implied authority of any of them, payment of the Annual Rent, or a fair proportion of it according to the nature and extent of the damage, shall be suspended until the date that the Property has been reinstated and made fit for occupation and use (as the case may be), or until the end of three years from the date of damage or destruction, if sooner.

12.8

If, following damage to or destruction of the Building, the Landlord considers that it is impossible or impractical to reinstate the Building, the Landlord may terminate this lease by giving notice to the Tenant.  On giving notice this lease shall determine but this shall be without prejudice to any right or remedy of the Landlord in respect of any breach of the tenant covenants of this lease.  Any proceeds of the insurance (other than any insurance for plate glass) shall belong to the Landlord.

12.9

Unless the policy of insurance of the Property has been vitiated in whole or in part in consequence of any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property with the actual or implied authority of any of them, the Tenant may terminate this lease by giving notice to the Landlord if, following damage or destruction of the Property by an Insured Risk, the Property has not been reinstated so as to be fit for occupation and use or the Common Parts have not been reinstated so as to make the Property accessible or useable within three years after the date of damage or destruction.  On giving this notice this lease shall determine but this shall be without prejudice to any right or remedy of either party in respect of any breach of the other’s covenants of this lease Any proceeds of the insurance (other than any insurance for plate glass) shall belong to the Landlord.

12.10.1	In this clause 12.10 the following words shall have the following meanings:
12.10.1.1	“Uninsured Damage” means that the Building has been destroyed or damaged by an Uninsured Risk so as to render the Property inaccessible and/or unfit for beneficial occupation and use; and
12.10.1.2

“Uninsured Risk”:  means any risks, or some aspect of any of them, which would be covered by the risks specifically identified in the definition of “Insured Risks” but which are excluded from being covered for the time being by reason of unavailability or withdrawal of cover by the Landlord on the grounds that cover cannot be placed on the London Insurance Market with a reputable insurer at reasonably commercial rates and on reasonably commercial conditions or because insurance cover is not available at all.

12.10.2	An Insured Risk does not become an Uninsured Risk for the purposes of this clause 12.10 by reason only of:
12.10.2.1	normal exclusion provisions in relation to a level of excess liability; or
12.10.2.2	rejection by the insurer of liability, or some part of it, due to the act default or omission of the Tenant or its undertenant, employee, licensee or contractor.
12.10 3	If there is Uninsured Damage then:
12.10.3.1

within 12 months of the damage or destruction in question the Landlord shall give written notice to the Tenant (“Election Notice”) stating whether or not it proposes to rebuild or reinstate the Property;

12.10.3.2

if the Election Notice states that the Landlord does propose to rebuild or reinstate the Property then for all the purposes of this lease the Uninsured Damage shall be deemed to have been damage by Insured Risk in respect of which the full insurance monies are recoverable by the Landlord under the insurance policies and the Landlord’s obligation to reinstate shall be as set out in clause 12.6, save that the Landlord will not be obliged to rebuild or reinstate tenant’s fitting-out works or any other alterations or additions to the Property other than any Mezzanine Floors and Category A Works to the Mezzanine Floors that have been installed by or with the consent of the Landlord;

12.10.3.3

if the Election Notice states that the Landlord does not propose to rebuild or reinstate the Property or if no Election Notice is served strictly within the period of 12 months referred to in clause 12.10.3.1 then this lease will determine with immediate effect but without prejudice to any antecedent claim by either party against the other for antecedent breach of any covenants on the part of the Tenant contained herein; and

12.10.3.4

if this lease is determined under clause 12.10.3.3 the Tenant shall be permitted a reasonable time (not exceeding one month) to remove from the Property any fixtures, fittings or equipment belonging to it and shall not be required to reinstate any alterations or additions made by it nor to yield up the Property in the state of repair and decoration which would (but for the Uninsured Damage) be required by this lease.

12.10.4

The Landlord shall only be entitled to include within the Building Service Costs any costs which the Landlord incurs (acting properly) in reinstating any damage or destruction to the Building caused by an Uninsured Risk if:

12.10.4.1

the Insured Risk shall have become an Uninsured Risk owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, employees, licensees or contractors; or

12.10.4.2	such damage or destruction does not make the Building or the Property or a substantial part of them unfit for occupation or use or inaccessible.
12.10.5

If there is Uninsured Damage then payment of the Annual Rent shall be suspended on and from the date on which the Uninsured Damage occurred (unless the lease determines sooner pursuant to clause 12.10.3.3 (in which case and for the avoidance of doubt the Tenant's obligation to pay the Annual Rent shall automatically determine)).

12.10.6

If the Annual Rent has been suspended pursuant to clause 12.10.5, payment of the Annual Rent shall then be suspended until the Uninsured Damage has been reinstated so as to make the Premises fit for occupation and use and accessible.

12.10.7	If there is Uninsured Damage the Tenant shall not be liable to repair the Property pursuant to the obligation contained in clause 30.

13.ESTATE COMMON PARTS INSURANCE

13.1

Subject to clause 13.2, the Management Company shall keep the Estate Common Parts insured against loss or damage by the Insured Risks for the sum which the Management Company considers to be its full reinstatement cost (taking inflation of building costs into account).

13.2	The Management Company’s obligation to insure is subject to
13.2.1	any exclusions limitations, excesses and conditions that may be imposed by the insurers; and
13.2.2	insurance being available in the London insurance market on reasonable terms acceptable to the Management Company.
13.3	The Tenant shall pay to the Management Company on demand:
13.3.1	the Insurance Premium;
13.3.2	any amount that is deducted or disallowed by the insurers pursuant to any excess provision in the insurance policy; and

13.3.3 any costs that the Management Company incurs in obtaining a valuation of the Estate Common Parts for insurance purposes, provided not more than once per annum.

13.4	The Tenant shall:
13.4.1

immediately inform the Management Company and the Superior Landlord if any matter occurs that any insurer or underwriter may treat as material in deciding whether or on what terms to insure or to continue to insure the Estate Common Parts and shall give the Management Company and the Superior Landlord notice of that matter;

13.4.2	not do or omit anything as a result of which any policy of insurance of the Estate Common Parts may become void or voidable or otherwise prejudiced, or the payment of any policy money may be withheld, nor (unless the Tenant has previously notified the Management Company and has paid any increased or additional premium) anything as a result of which any increased or additional insurance premium may become payable;

13.4.3	comply at all times with the requirements and reasonable recommendations of the insurers which have been notified to the Tenant in writing relating to the Estate Common Parts;
13.4.4

give the Management Company immediate notice upon being made aware of the occurrence of any damage or loss relating to the Estate Common Parts arising from an Insured Risk or of any other event that might affect any insurance policy relating to the Estate Common Parts; and

13.4.5

pay the Management Company an amount equal to any insurance money that the insurers of the Estate Common Parts refuse to pay by reason of any act or omission of the Tenant, its workers, contractors or agents or any person at the Estate Common Parts with the actual or implied authority of any of them.

13.5	The Tenant separately covenants with the Landlord to comply with its obligations under this clause 13.

14.RATES AND TAXES

14.1	The Tenant shall pay all present and future rates, taxes and other impositions and outgoings payable in respect of the Property, its use and any works earned out there, other than:
14.1.1	any taxes payable by the Landlord in connection with any dealing with or disposition of the reversion to this lease; or
14.1.2	any taxes, other than VAT and insurance premium tax, payable by the Landlord by reason of the receipt of any of the rents due under this lease.
14.2

If any such rates, taxes or other impositions and outgoings are payable in respect of the Property together with other property, the Tenant shall pay a fair and reasonable proportion of the total amount payable.

14.3	The Tenant shall not make any proposal to alter the rateable value of the Property or that value as it appears on any draft rating list, without the approval of the Landlord and the Superior Landlord.

14.4

If, after the end of the term, either the Landlord or the Superior Landlord loses rating relief (or any similar relief or exemption) because it has been allowed to the Tenant, then the Tenant shall pay the Landlord or the Superior Landlord, as appropriate, an amount equal to the relief or exemption that has been lost.

15.COMMON ITEMS

15.1

The Tenant shall comply with all reasonable regulations the Landlord may make and notify to the Tenant in writing from time to time in connection with the use of any of those Service Media forming part of the Estate, structures or other items.

15.2

Except to the extent that such costs are included within the Estate Service Costs or the Building Service Costs, the Tenant must pay to the Landlord on demand a fair proportion of all costs payable by the Landlord for the maintenance, repair, lighting, cleaning and renewal of all Service Media, structures and other items not on or in the Building or Estate but used or capable of being used by the Building or the Estate in common with other land.

16.UTILITIES

16.1

The Tenant shall pay all costs in connection with the supply and removal of electricity, gas, water, sewage, telecommunications, data and other services and utilities to or from the Property including standing charges (but excluding any installation or connection costs incurred prior to the date of this lease).

16.2	If any of those costs are payable in relation to the Property together with other property, the Tenant shall pay a fair and reasonable proportion of all those costs.
16.3	The Tenant shall comply with all statutory requirements relating to the use of those services and utilities.

17.VAT

17.1

All sums payable by the Tenant are exclusive of any VAT that may be chargeable.  The Tenant shall pay VAT in respect of all taxable supplies made to it in connection with this lease on the due date for making any payment or, if earlier, the date on which that supply is made for VAT purposes and for which a valid VAT invoice shall be provided.

17.2

Every obligation on the Tenant, under or in connection with this lease, to pay the Landlord or Management Company or any other person any sum by way of a refund or indemnity, shall include an obligation to pay an amount equal to any VAT incurred on that sum by the Landlord or the Management Company or other person and for which a valid VAT invoice shall be provided, except to the extent that the Landlord or the Management Company or other person obtains credit for such VAT under the Value Added Tax Act 1994.

17.3	The Tenant shall not seek to disapply the Landlord’s option to tax the Property or buildings thereon at any point during the term.

18.DEFAULT INTEREST AND INTEREST

18.1

If any Annual Rent or any other money payable by the Tenant under this lease has not been paid within seven days of the due date, whether in the case of the Annual Rent it has been formally demanded or not, the Tenant shall pay the Landlord or (in the case of the Estate Service Charge) the Management Company interest at the Default Interest Rate (both before and after any judgment) on that amount for the period beginning on the due date to and including the date of payment.

18.2

If the Landlord (acting reasonably) does not demand or accept any Annual Rent or other money due or tendered under this lease because the Landlord reasonably believes that the Tenant is in breach of any of the tenant covenants of this lease, then the Tenant shall, when that amount is accepted by the Landlord, also pay interest at the Interest Rate on that amount for the period beginning on the date the amount (or each part of it) became due until the date it is accepted by the Landlord.

19.COSTS

The Tenant shall pay the proper costs and expenses of the Landlord including any solicitors’ or other professionals’ costs and expenses (incurred both during and after the end of the term) reasonably and properly incurred in connection with or in the proper contemplation of:

19.1.1	the enforcement of the tenant covenants of this lease;

19.1.2

serving any notice in connection with this lease under section 146 or 147 of the Law of Property Act 1925 or taking any proceedings under either of those sections, notwithstanding that forfeiture is avoided otherwise than by relief granted by the court;

19.1.3	serving any notice in connection with this lease under section 17 of the Landlord and Tenant (Covenants) Act 1995;
19.1.4	the proper preparation and service of a schedule of dilapidations in connection with this lease served during or within 4 months of the end of the Contractual Term; and
19.1.5

any consent or approval applied for under this lease, whether or not it is granted (save for in a situation where the Landlord unreasonably withholds or delays its consent, having been required by the terms of this lease not to do so)

20.COMPENSATION ON VACATING

Any right of the Tenant or anyone deriving title under the Tenant to claim compensation from the Landlord on leaving the Property under the Landlord and Tenant Act 1927 or the LTA 1954 is excluded, except to the extent that the legislation prevents that right being excluded.

21.NO DEDUCTION, COUNTERCLAIM OR SET-OFF

The Annual Rent and all other amounts due under this lease shall be paid by the Tenant or any guarantor (as the case may be) in full without any set-off, counterclaim, deduction or withholding (other than any deduction or withholding of tax as required by law)

22.REGISTRATION OF THIS LEASE

22.1

Promptly following the grant of this lease, the Tenant shall apply to register this lease at HM Land Registry.  The Tenant shall ensure that any requisitions raised by HM Land Registry in connection with that application are dealt with promptly and properly and the Landlord shall give the Tenant all reasonable assistance in this respect.  Within one month after completion of the registration, the Tenant shall send the Landlord official copies of its title.

22.2	The Tenant shall not:
22.2.1	apply to HM Land Registry to designate this lease as an exempt information document;

22.2.2	object to an application by the Landlord to HM Land Registry to designate this lease as an exempt information document; or
22.2.3

where the Landlord wishes to designate this lease as an exempt information document the Tenant shall not apply to register the Lease without simultaneously submitting the Landlord’s application to designate the ease as an exempt information document Provided That the Landlord supplies the Tenant with the Landlord’s completed application and HM Land Registry fee within 10 working days of completion.

22.3

In the event that the Tenant fails to apply to register this lease at HM Land Registry within 2 months from the date of this lease the Landlord shall be entitled to submit the requisite Land Registry application as agent for an on behalf of Tenant.

22.4	So as to enable the Landlord to proceed to register this lease at HM Land Registry in accordance with clause 22.3 above:
22.4.1	the Tenant will on demand provide the Landlord with the SDLT5 in respect of the Tenant’s SDLT1 Return (if any) submitted by the Tenant;
22.4.2

where the Tenant has not submitted an SDLT Return in respect of this lease the Landlord shall be entitled to submit SDLT1 as agent for and on behalf of Tenant and to pay any SDLT which may be assessed on the lease.

22.5

The Tenant will on demand pay the Landlord as additional rent an amount equal to any SDLT, Land Registry fees, interest or penalty paid or incurred by the Landlord to enable it to procure registration of this lease at HM Land Registry together with the Landlord’s proper legal fees incurred in connection with the preparation and submission of the SDLT1 return and preparation and submission of the Land Registry application and dealing with any requisitions raised by HM Land Registry in respect of such application.

23.ASSIGNMENTS

23.1	The Tenant shall not assign the whole of this lease without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.
23.2	The Tenant shall not assign part only of this lease.

23.3

Without prejudice to the generality of this clause 23, for as long as the Previous Lease subsists not to assign the whole of this lease unless at the same time to the same person the Previous Lease is assigned in accordance with the terms of that lease.

23.4

The Landlord and the Tenant agree that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may give its consent to an assignment subject to all or any of the following conditions:

23.4.1	if reasonably required by the Landlord a condition that the assignor enters into an authorised guarantee agreement which if requested by the Landlord:
23.4.1.1	is in respect of all the tenant covenants of this lease;
23.4.1.2

is in respect of the period beginning with the date the assignee becomes bound by those covenants and ending on the date when the assignee is released from those covenants by virtue of section 5 of the Landlord and Tenant (Covenants) Act 1995;

23.4.1.3	imposes principal debtor liability on the assignor;
23.4.1.4	requires (in the event of a disclaimer of liability under this lease) the assignor to enter into a new tenancy for a term equal to the unexpired residue of the Contractual Term; and
23.4.1.5	is otherwise in a form reasonably required by the Landlord;
23.4.2

where the obligations of the Tenant were guaranteed by a guarantor the execution of the authorised guarantee agreement referred to in sub-clause 23.4.1 by that guarantor and the insertion into that agreement of obligations on the part of that guarantor guaranteeing (to the extent lawful) the Tenant’s obligations therein in such form as the Landlord shall reasonably require

23.4.3

if reasonably required by the Landlord a condition that a person of standing acceptable to the Landlord (acting reasonably) enters into a guarantee and indemnity of the tenant covenants of this lease in such form as the Landlord may reasonably require; and/or

23.4.4	if reasonably required by the Landlord a condition that the assignee shall (if reasonable) provide a rent deposit of such amount as the Landlord may reasonably require plus an amount in lieu of VAT on that sum and enter into a rent deposit deed in such form as the Landlord may reasonably require.

23.5

The Landlord and the Tenant agree that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may refuse its consent to an assignment if any of the following circumstances exist at the date of the Tenant’s application for consent to assign this lease:

23.5.1	the Annual Rent due or any other money due and formally demanded under this lease is outstanding (save for in the case of a bona fide dispute as to sums other than the Annual Rent);
23.5.2	in the Landlord’s reasonable opinion the assignee is not of sufficient financial standing to enable it to comply with the Tenant's covenants and conditions contained in this lease;
23.5.3	the assignee and the Tenant are group companies within the meaning of section 42 of this LTA 1954 and the assignee is of lower financial standing than the Tenant; or
23.5.4	where the proposed assignee is currently guaranteeing the Tenant’s obligations under this lease.
23.6

Nothing in this clause shall prevent the Landlord from giving consent subject to any other reasonable condition, nor from refusing consent to an assignment in any other circumstance where it is reasonable to do so.

24.UNDERLETTINGS

24.1

Without prejudice to the generality of this clause 24, for as long as the Previous Lease subsists not to underlet the whole of this lease unless at the same time to the same person the Previous Lease is underlet in accordance with the terms of that lease.

24.2

The Tenant shall not underlet the whole or a Permitted Part of the Property except in accordance with this clause nor without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

24.3	The Tenant shall not underlet part only of the Property, save for a Permitted Part in accordance and subject to the conditions set out in this clause 24.
24.4	The Tenant shall not underlet the Property or a Permitted Part:
24.4.1	together with any property or any right over property that is not included within this lease;

24.4.2	at a fine or premium’ or reverse premium; nor
24.4.3	allowing any rent free period to the undertenant that exceeds the period as is then usual in the open market in respect of such a letting.
24.5	The Tenant shall not underlet the Property or a Permitted Part unless, before the underlease is granted, the Tenant has given the Landlord:
24.5.1	a certified copy of the notice served on the undertenant, as required by section 38A(3)(a) of the LTA 1954, applying to the tenancy to be created by the underlease; and
24.5.2	a certified copy of the declaration or statutory declaration made by the undertenant in accordance with the requirements of section 38A(3)(b) of the LTA 1954.
24.6	Any underletting by the Tenant shall be by deed and shall include:
24.6.1	an agreement between the Tenant and the undertenant that the provisions of sections 24 to 28 of the LTA 1954 are excluded from applying to the tenancy created by the underlease;
24.6.2

the reservation of a rent which is not less than the open market rental value of the Property (or, if the underletting is of a Permitted Part only, the open market rental value of that Permitted Part) at the date the Property or Permitted Part is underlet and which is payable at the same times as the Annua! Rent under this lease (but this shall not prevent an underlease providing for a rent-free period of a length permitted by clause 24.4.3);

24.6.3	provisions for the review of rent at the same dates and on the same basis as the review of rent in this lease, unless the term of the underlease does not extend beyond the next Review Date;
24.6.4

a covenant by the undertenant, enforceable by and expressed to be enforceable by the Landlord (as superior landlord at the date of grant) and its successors in title in their own right, to observe and perform the tenant covenants in the underlease and any document that is supplemental or collateral to it and the tenant covenants in this lease, except the covenants to pay the rents reserved by this lease;

24.6.5	a covenant by the undertenant (enforceable by and expressed to be enforceable by the Landlord (as superior landlord at the date of grant) and its successors in title in their own right):

24.6.5.1	not to assign, underlet or charge the whole of the underlease without the consent of the landlord (which shall not be unreasonably withheld); and
24.6 5.2

not to underlet any part of the underlease or the Property or Permitted Part, nor to assign or charge part only of the underlease or the Property or Permitted Part, or to hold the underlease on trust for any person (except pending registration of a dealing permitted by the underlease at HM Land Registry or by reason only of joint legal ownership), and

24.6.5.3

not to permit its underlessee to underlet, part with or share possession or share occupation of the whole or any part of its underlease or the Property or Permitted Part, nor to assign or charge part only of its underlease or the Property or Permitted Part, nor to hold its underlease on trust for any person (except pending registration of a dealing permitted by the underlease at HM Land Registry or by reason only of joint legal ownership); and

24.6.6

provisions requiring the consent of the Landlord to be obtained in respect of any matter for which the consent of the Landlord is required under this lease, and shall otherwise be consistent with and include tenant covenants no less onerous (other than as to the Annual Rent) than those in this lease and in a form approved by the Landlord, such approval not to be unreasonably withheld or delayed.

24.7	In relation to any underlease granted by the Tenant, the Tenant shall:
24.7.1	not vary the terms of the underlease without the consent of the Landlord, such consent not to be unreasonably withheld or delayed;
24.7.2	enforce the tenant covenants in the underlease and not waive any of them nor allow any reduction in the rent payable under the underlease; and
24.7.3	ensure that in relation to any rent review the revised rent is nor agreed without the approval of the Landlord, such approval not to be unreasonably withheld or delayed.

25.SHARING OCCUPATION

The Tenant may share occupation of the Property with any company that is a member of the same group (within the meaning of section 42 of the LTA 1954) as the Tenant for as long as that company remains within that group and Provided That no relationship of landlord and tenant is established by that arrangement.

26.CHARGING

26.1	The Tenant shall not charge a part (as distinct from the whole) of the Property.
26.2

The Tenant may with the prior written consent of the Landlord (not to be unreasonably withheld or delayed) charge the whole of the Property to a bank or similar financial institution for the purpose of borrowing money on the security of this lease by way of a fixed charge.

26.3

The Tenant may without the consent of the Landlord charge the whole of the Property and this lease by way of a floating charge created in the normal course of the Tenant’s business to a Bank of England authorised institution.

27.PROHIBITION OF DEALINGS

Except as expressly permitted by this lease, the Tenant shall not assign, underlet, charge, part with or share possession or share occupation of this lease or the Property or hold this lease on trust for any person (except pending registration of a dealing permitted by this lease at HM Land Registry or by reason only of joint legal ownership)

28.REGISTRATION AND NOTIFICATION OF DEALINGS AND OCCUPATION

28.1	In this clause a Transaction is:
28.1.1	any dealing with this lease or the devolution or transmission of, or parting with possession of any interest in it, or
28.1.2

the creation of any underlease or other interest out of this lease, or out of any interest, underlease derived from it, and any dealing, devolution or transmission of, or parting with possession of any such interest or underlease; or

28.1.3	the making of any other arrangement for the occupation of the Property.
28.2

Within one month of completion of the registration of a Transaction (where the same is registrable at HM Lard Registry), the Tenant shall send the Landlord official copies of its title (and where applicable of the undertenant’s title)

28.3	No later than one month after a Transaction the Tenant shall:

28.3.1	give the Landlord’s solicitors and the Management Company notice of the Transaction; and
28.3.2	deliver two certified copies of any document effecting the Transaction to the Landlord’s solicitors and the Management Company; and
28.3.3	pay the Landlord’s solicitors a registration fee of £75 (plus VAT).
28.4

If the Landlord reasonably requests, the Tenant shall promptly supply the Landlord with full details of the occupiers of the Property and the terms upon which they occupy it (but not more than twice in each year of the term).

29.CLOSURE OF THE REGISTERED TITLE OF THIS LEASE

Within one month after the end of the term (and notwithstanding that the term has ended), the Tenant shall make an application to close the registered title of this lease or any entry made against the Landlord’s title to protect the rights granted by this lease and shall ensure that any requisitions raised by HM Land Registry in connection with that application are dealt with promptly and properly and; the Tenant shall notify the Landlord of completion of its application.

30.REPAIRS

30.1

The Tenant shall keep the Property clean and tidy (including cleaning windows once a month) and in good and substantial repair and condition and shall ensure that any Service Media within and exclusively serving the Property is kept in good working order.

30.2

Notwithstanding clause 30.1 above, the Tenant shall not be liable to repair the Property to the extent that any disrepair has been caused by an Insured Risk unless and to the extent that the policy of insurance of the Property has been vitiated or any insurance proceeds withheld in consequence of any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any person on the Property with the actual or implied authority of any of them.

31.DECORATION

31.1	Subject to clause 30 above, the Tenant shall decorate the Property as often as is reasonably necessary and also in the last three months before the end of the term.
31.2

All decoration shall be carried out in a good and proper manner using good quality materials that are appropriate to the Property and the Permitted Use and shall include all appropriate preparatory work.

31.3

All decoration carried out in the last three months of the term shall also be carried out to the reasonable satisfaction of the Landlord and using materials, designs and colours approved by the Landlord, such approval not to be unreasonably withheld or delayed.

32.ALTERATIONS

32.1

The Tenant shall not make any external or structural alteration or addition and shall not make any opening in any boundary structure of the Property Provided That the Tenant may install Mezzanine Floors which comply with the Mezzanine Specification with the consent of the Landlord (such consent not to be unreasonably withheld or delayed).

32.2	The Tenant shall not make any internal, non-structural alteration to the Property without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.
32.3	Notwithstanding the provisions of clause 32.2 the Tenant may without the Landlord’s consent erect, remove and relocate internal demountable partitioning and underfloor wiring Provided That:
32.3.1	any such works are undertaken in a good and workmanlike manner and in accordance with all laws and all good building and other relevant practices, codes and guidance:
32.3.2	the Tenant provides the Landlord with detailed plans at least 21 days prior to the work being carried;
32.3.3

the Tenant provides the Landlord with written notification within one month of completion of the work and, if requested by the Landlord, the Tenant supplies the Landlord with plans showing the altered layout of the Property; and

32.3.4	the Tenant removes such partitioning and wiring (as applicable) at the end of the term in accordance with clause 34.

32.4

The Tenant shall not carry out any alteration to the Property (whether consent is required or not) which would, or may reasonably be expected to, have an adverse effect on the asset rating in any Energy Performance Certificate commissioned in respect of the Property.

32.5	The Tenant shall not install nor alter the route of any Service Media at the Property without the consent of the Landlord, such consent .not to be unreasonably withheld or delayed.
32.6

The Tenant shall not attach any sign, fascia, placard, board, poster or advertisement to the Property so as to be seen from the outside of the Building save as may be approved by the Landlord pursuant to clause 33.

32.7	The Tenant shall otherwise comply with the Estate Rules and Regulations in relation to any alterations or additions which the Tenant is permitted to make to the Property pursuant to this clause 34.

33.SIGNS

33.1	In this clause Signs include signs, fascia, placards, boards, posters and advertisements.
33.2

The Tenant shall not attach any Signs to the exterior of the Property or display any inside the Property so as to be seen from the outside except Signs of a design, size and number and in a position that are appropriate to the Property and the Permitted Use which have previously been approved by the Landlord, such approval not to be unreasonably withheld or delayed and are otherwise in accordance with the Landlord’s signage guidelines.

33.3

Before the end of the term, the Tenant shall remove any Signs placed by it at the Property whether during the term of this lease or of the Previous Lease and shall make good any damage caused to the Property by that removal.

34.RETURNING THE PROPERTY TO THE LANDLORD

34.1	At the end of the term the Tenant shall return the property to the Landlord in the repair and condition required by this lease and by the Previous Lease.
34.2

Unless the Landlord waives this obligation by serving notice on the Tenant before the end of the term, the Tenant shall remove items it has fixed to the Property, remove any alterations, additions or improvements it has made to the Property (in each case whether carried out before or during the term of this lease or of the Previous Lease), other than any:

34.2.1	Mezzanine Floors; and/or
34.2.2	Category A Works carried out to the Mezzanine Floors; and /or
34.2.3	other works listed in Appendix G to the Agreement for Lease:

that have been installed by or with the consent of the Landlord and remove all Hazardous Substances it has introduced to the Property and carry out all associated Remedial Works, to the reasonable satisfaction of the Landlord and make good any damage caused to the Property by that removal to the Landlord’s reasonable satisfaction. The Landlord’s notice may require the retention or removal and reinstatement in respect of part only of such alterations additions, improvements or variations.

34.3	At the end of the term, the Tenant shall remove from the Property all chattels belonging to or used by it.
34.4

The Tenant irrevocably appoints the Landlord to be the Tenant’s agent to store or dispose of any chattels or items it has fixed to the Property and which have been left by the Tenant on the Property for more than one month after the end of the term and which the Landlord has requested the Tenant in writing to remove.

35.USE AND MANAGEMENT OF THE BUILDING AND THE ESTATE

35.1	The Tenant shall not use the Property for any purpose other than the Permitted Use.
35.2

The Tenant shall not use the Property for any illegal purpose nor for any purpose or in a manner that would cause loss damage injury, nuisance or inconvenience to the Landlord, its tenants or any other owner or occupier of neighbouring property.

35.3	The Tenant shall not park anywhere on the Estate other than in the parking spaces designated by the Landlord under clause 4.2.
35.4

The Tenant shall not overload any structural part of the Building nor any Service Media at or serving the Property and in particular the Tenant shall not consume any electricity at the Property in excess of 69 kva in respect of Unit 6 and 138 kva in respect of each of Units 7, 8, 9 and 10.

35.5

The Tenant shall not at any time install or permit or suffer to be installed on the Property any electrical lamp equipment or appliance that would or would be likely to cause electrical, electromagnetic, mechanical, operational, or other interference.

35.6

The Tenant shall not use the Property for any works involving the emission of ionising radiation or for any purposes involving the bringing on or keeping of radioactive material or other Hazardous Substances at the Property unless with the scope of the Control of Substances Hazardous to Health Regulations from time to time.

35.7

The Tenant shall not do anything which would damage or contaminate the Property, the Building or the Estate or pollute the Environment or obstruct or damage any Service Media or discharge any deleterious matter (otherwise than in accordance with all statutory requirements) into any Service Media or cause or suffer any contamination on at or under the Property (Provided That the Tenant will not be liable to for any contamination on the Building which is not caused by the Tenant or its employees, undertenants, licensees or occupiers).

35.8	The Tenant shall not obstruct any of the Estate Common Parts or the Common Parts or impede the use of them or any other common facilities.
35.9	The Tenant must not keep any animal, bird or reptile at the Property.
35.10

The Tenant shall observe all regulations relating to the management of the Building and/or the Estate made by the Landlord from time to time in accordance with the principles of good estate management (including the Estate Rules and Regulations as amended from time to time) and notified to the Tenant in writing and shall ensure that its employees agents contractors and visitors observe any restrictions on access to or movement within the Estate which may be imposed by the Landlord from time to time.

35.11	Nothing in this lease shall impose or be deemed to impose any restriction on the use of any other Lettable Unit or any neighbouring property.
35.12	The Tenant agrees not to raise any objections to any planning permissions submitted by the Landlord to the local planning authority in relation to the Estate.
35.13	The Tenant shall ensure that the Landlord has written notice of the names and telephone numbers of at least two key holders of the Property.

36.COMPLIANCE WITH LAWS

36.1	The Tenant shall comply with all laws (including the Planning Acts) relating to:
36.1.1	the Property and the occupation and use of the Property by the Tenant;
36.1.2

the use or operation of all Service Media and machinery and equipment at or serving the Property whether or not used or operated, and shall, where necessary, replace or convert such Service Media within or exclusively serving the Property so that it is capable of lawful use or operation;

36.1.3	any works carried out at the Property; and
36.1.4	all materials kept at or disposed from the Property
36.2

Without prejudice to any obligation on the Tenant to obtain any consent or approval under this lease, the Tenant shall carry out all works that are required under any law to be carried out at the Property whether by the owner or the occupier.

36.3	Within five working days after receipt of any notice or other communication affecting the Property (and whether or not served pursuant to any law) the Tenant shall:
36.3.1	send a copy of the relevant document to the Landlord and the Superior Landlord; and
36.3.2	take all steps necessary to comply with the notice or other communication and take any other action in connection with it as the Landlord may reasonably require.
36.4	The Tenant shall not apply for any planning permission for the Property without the Landlord’s consent.
36.5

The Tenant shall comply with its obligations under the CDM Regulations, including all requirements in relation to the provision and maintenance of a health and safety file.  The Tenant shall maintain the health and safety file for the Property in accordance with the CDM Regulations and shall give it to the Landlord at the end of the term.

36.6	The Tenant shall supply all information to the Landlord that the Landlord reasonably requires from time to time to comply with the Landlord’s obligations under the CDM Regulations.
36.7	As soon as the Tenant becomes aware of any defect in the Property, it shall give the Landlord notice of it. The Tenant shall indemnify the Landlord against any liability under the Defective

Premises Act 1972 in relation to the Property by reason of any failure of the Tenant to comply with any of the tenant covenants in this lease.

36.8

The Tenant shall keep the Property equipped with all fire prevention, detection and fighting machinery and equipment and fire alarms which are required under all relevant laws or required by the insurers of the Property or reasonably recommended by them or reasonably required by the Landlord and shall keep that machinery, equipment and alarms properly maintained and available for inspection.

37.ENERGY PERFORMANCE CERTIFICATES

37.1	The Tenant shall:
37.1.1

cooperate with the Landlord so far as is reasonably necessary to allow the Landlord to obtain an Energy Performance Certificate and Recommendation Report for the Property or the Building including providing the Landlord with copies of any plans or other information held by the Tenant that would assist in obtaining an Energy Performance Certificate; and

37.1.2

allow such access to any Energy Assessor appointed by the Landlord as is reasonably necessary to inspect the Property for the purposes of preparing an Energy Performance Certificate and/or Recommendation Report for the Property or the Building.

37.2

The Tenant shall not commission an Energy Performance Certificate for the Property without the Landlord’s consent such consent not to be unreasonably withheld Provided That where the Tenant carries out works or alterations on or to the Property which will impact upon or affect the existing Energy Performance Certificate the Tenant shall obtain a new Energy Performance Certificate at its own cost and promptly provide a copy thereof together with any Recommendation Report to the Landlord.

38.REMEDY BREACHES

38.1

The Landlord may enter the Property at reasonable times and on reasonable prior notice to the Tenant to inspect its condition and state of repair and may give the Tenant a notice of any breach of any of the tenant covenants in this lease relating to the condition or repair of the Property.

38.2

If the Tenant has not begun any works needed to remedy that breach within 30 days following that notice (or if works are required as a matter of emergency, then immediately) or if the Tenant is not carrying out the works with all due speed, then the Landlord may enter the Property and carry out the works needed.

38.3

The proper costs incurred by the Landlord in carrying out any works pursuant to this clause (and any professional fees and any VAT in respect of those costs) shall be a debt due from the Tenant to the Landlord and payable within 14 days of a written demand.

38.4	Any action taken by the Landlord pursuant to this clause shall be without prejudice to the Landlord’s other rights, including those under clause 5

39.ENCROACHMENTS, OBSTRUCTIONS AND ACQUISITION OF RIGHTS

39.1	The Tenant shall not grant any right or licence over the Property to a third party nor permit any person to make any encroachment over the Property
39.2	If a third party makes or attempts to make any encroachment over the Property or takes any action by which a right may be acquired over the Property, the Tenant shall:
39.2.1	immediately inform the Landlord upon becoming aware of the same, and shall give the Landlord notice of that encroachment or action; and
39.2.2

take all steps (including any proceedings) the Landlord reasonably requires to prevent or license the continuation of that encroachment or action to the extent that such steps are within the Tenant’s control or such encroachment or action has been caused or exacerbated through an act or omission of the Tenant.

39.3

The Tenant shall not obstruct the flow of light or air to the Property nor any means of access to the Building nor make any acknowledgement that the flow of light or air to the Property or any other part of the Building or that the means of access to the Building is enjoyed with the consent of any third party.

39.4	If any person takes or threatens to take any action to obstruct the flow of light or air to the Property or obstruct the means of access to the Property, the Tenant shall:

39.4.1	immediately inform the Landlord upon becoming aware of the same, and shall give the Landlord notice of that action; and
39.4.2

take all steps (including any proceedings) the Landlord reasonably requires to prevent or secure the removal of the obstruction to the extent that such steps are within the Tenant’s control or such encroachment or action has been caused or exacerbated through an act or omission of the Tenant.

40.INDEMNITY

The Tenant shall keep the Landlord indemnified against all liabilities, expenses, costs (including but not limited to any solicitors’ or other professionals’ costs and expenses), claims, damages and losses (including but not limited to any diminution in the value of the Landlord’s interest in the Building and/or the Estate and loss of amenity of the Building and/or the Estate) suffered or incurred by the Landlord arising out of or in connection with any breach of any tenant covenants in this lease, or any act or omission of the Tenant, any undertenant or their respective workers, contractors or agents or any other person on the Property, the Building and/or the Estate Common Parts with the actual or implied authority of any of them.

41.COVENANT TO COMPLY WITH COVENANTS IN THE SUPERIOR LEASE

The Tenant shall observe and perform the tenant covenants in the Superior Leases (insofar as they relate to the Property and rights granted to the Tenant), except the covenants to pay the rents reserved by the Superior Leases.

42.COVENANT WITH THE SUPERIOR LANDLORD

42.1	The Tenant covenants with the Superior Landlord and its successors in title in their own right to observe and perform:
42.1.1	the tenant covenants in this lease and any document that is collateral to it; and
42.1.2	the tenant covenants in the Superior Leases insofar as they relate to the Property or rights granted to the Tenant except the covenants to pay the rents reserved by the Superior Leases.

42.2

Subject to the Tenant paying the rents reserved by this lease and observing the tenant’s covenants, the Landlord shall pay the rents reserved by the Superior Leases and perform the covenants on the part of the tenant contained in the Superior Leases so far as the Tenant is not liable for such performance under the terms of this lease.

42.3

At the request and cost of the Tenant, on a full indemnity basis, the Landlord shall use all reasonable endeavours to procure that the Superior Landlord complies with the Superior Landlord’s Covenants during such period as the Superior Leases subsist and, if reasonable, the Landlord may require that the Tenant pay it reasonable security in advance in respect of anticipated costs for enforcing such compliance.

42.4

If the Superior Leases (or either of them) are surrendered, the Landlord shall from the date of the surrender perform or procure the performance of obligations equivalent to the Superior Landlord’s Covenants immediately prior to the surrender of the Superior Leases.

43LANDLORD’S COVENANT FOR QUIET ENJOYMENT

The Landlord covenants with the Tenant, that, so long as the Tenant pays the rents reserved by this lease and complies with its obligations, the Tenant shall have quiet enjoyment of the Property without any lawful interruption by the Landlord or any person claiming under the Landlord, except as otherwise permitted by this lease.

44.RE-ENTRY AND FORFEITURE

44.1	The Landlord may re-enter the Property (or any part of the Property in the name of the whole) at any time after any of the following occurs:
44.1.1	any rent is unpaid 21 days after becoming payable whether it has been formally demanded or not;
44.1.2	any breach of any condition of, or tenant covenant, in this lease;
44.1.3	the Previous Lease shall terminate for any reason other than by effluxion of time of the term of years thereby granted;
44.1.4	an Act of Insolvency.

44.2

If the Landlord re-enters the Property (or any part of the Property in the name of the whole) pursuant to this clause, this lease shall immediately end, but without prejudice to any right or remedy of the Landlord in respect of any breach of covenant by the Tenant or any guarantor.

45.DISPUTES UNDER THE SUPERIOR LEASE

Notwithstanding the other terms of this lease, if any dispute, issue, question or matter arising out of or under or relating to the Superior Leases also affects or relates to the provisions of this lease, the determination of that dispute, issue, question or matter pursuant to the provisions of the Superior Leases is to be binding on the Tenant as well as the Landlord for the purposes both of the Superior Leases and this lease Provided That this provision is not to apply to the provisions for the review of rent payable under this lease.

46.JOINT AND SEVERAL LIABILITY

46.1

Where the Landlord or the Tenant comprises more than one person, those persons shall be jointly and severally liable for the obligations and liabilities of that party arising under this lease.  The Landlord or the Tenant may take action against, or release or compromise the liability of, or grant time or other indulgence to, any one if those persons comprising the other party without affecting the liability of any other of them.

46.2

Where a guarantor comprises more than one person those persons shall be jointly and severally liable for the obligations and liabilities of a guarantor arising under this lease.  The Landlord may take action against, or release or compromise the liability of, or grant time or other indulgence to, any one of those persons without affecting the liability of any other of them.

47.LIABILITY

In any case where the facts are or should reasonably be known to the Tenant (save where the facts are or should reasonably be known to the Landlord or Management Company (as applicable)), the Landlord or Management Company (as applicable) shall not be liable to the Tenant for any failure of the Landlord or Management Company (as applicable) to perform any landlord covenant in this lease, unless and until the Tenant has given the Landlord or Management Company (as applicable) notice of the facts that give rise to the failure and the Landlord or Management Company (as applicable) has not remedied the failure within a reasonable time of service of that notice.

48.EXCLUSION OF REPRESENTATIONS

48.1	Nothing in this lease constitutes or shall constitute a representation or warranty that the Property may lawfully be used for any purpose allowed by this lease.
48.2	Nothing in this clause shall, however, operate to limit or exclude any liability for fraud.

49.NOTICES, CONSENTS AND APPROVALS

49.1	Except where this lease specifically states that a notice need not be in writing, any notice given pursuant to this lease shall be in writing.
49.2

A written notice shall be delivered by hand or sent by pre-paid first class post or registered post. A correctly addressed notice sent by pre-paid first class post shall be deemed to have been delivered at the time at which it would have been delivered in the normal course of the post.

49.3	Section 196 of the Law of Property Act 1925 shall otherwise apply to notices given under this lease.
49.4	Where the consent of the Landlord is required under this lease, a consent shall only be valid if it is given by deed, unless:
49.4.1	it is given in writing and signed by a person duly authorised on behalf of the Landlord; and
49.4.2	it expressly states that the Landlord waives the requirement for a deed in that particular case.

If a waiver is given, it shall not affect the requirement for a deed for any other consent.

49.5	Where the approval of the Landlord is required under this lease, an approval shall only be valid if it is in writing and signed by or on behalf of the Landlord, unless:
49.5.1	the approval is being given in a case of emergency; or
49.5.2	this lease expressly states that the approval need not be in writing.
49.6

If the Landlord gives a consent or approval under this lease, the giving of that consent or approval shall not imply that any consent or approval required from a third party has been obtained, nor shall it obviate the need to obtain any consent or approval from a third party.

49.7	Where the consent of the Superior Landlord is required under this lease, a consent shall only be valid if it would be valid as a consent given under the Superior Leases. Where the approval of the Superior Landlord is required under this lease, an approval shall only be valid if it would be valid as an approval given under the Superior Leases.

49.8

Where the Tenant requires the consent or approval of the Superior Landlord 10 any act or omission then, subject to the provisions of clause 1.11 the Landlord shall at the cost of the Tenant use all reasonable endeavours to obtain that consent or approval.

50.GOVERNING LAW AND JURISDICTION

50.1	This lease shall be governed by and construed in accordance with the law of England and Wales.
50.2

The Landlord and the Tenant (and any guarantor) and the Management Company irrevocably agree to submit to the exclusive jurisdiction of the courts of England and Wales over any claim or matter arising under or in connection with this, lease or the legal relationships established by it.

51.ENTIRE AGREEMENT

51.1

This lease and any documents annexed to it constitute the whole agreement between the parties and supersede all previous discussions, correspondence, negotiations, arrangements, understandings and agreements between them relating to their subject matter.

51.2

Each party acknowledges that in entering into this lease and any documents annexed to it, it does not rely on, and shall have no remedies in respect of, any representation or warranty (whether made innocently or negligently) other than those contained in any written replies that Kingsley Napley LLP has given to any written enquiries raised by Penningtons Manches Cooper before the date of the Previous Lease.

51.3	Nothing in this lease constitutes or shall constitute a representation or warranty that the Property may lawfully be used for any purpose allowed by this lease.
51.4	Nothing in this clause shall limit or exclude any liability for fraud.

52.EXCLUSION OF SECTIONS 24-28 OF THE LTA 1954

52.1	The parties confirm that:

52.1.1	the Landlord served a notice on the Tenant, as required by section 38A(3)(a) of the LTA 1954, applying to the tenancy created by this lease, before the Agreement for Lease was entered into;

52.2.2[] who was duly authorised by the Tenant to do so made a statutory declaration dated [] 2021 in accordance with the requirements of section 38A(3)(b) of the LTA 1954; and

52.2	The parties agree that the provisions of sections 24 to 28 of the LTA 1954 are excluded in relation to the tenancy created by this lease.

53.CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

Except for the Superior Landlord and as provided in clause 42 a person who is not a party to this lease shall not have any rights under or in connection with this lease by virtue of the Contracts (Rights of Third Parties) Act 1999.

54.LANDLORD AND TENANT (COVENANTS) ACT 1995

This lease creates a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

ORIGINAL

EXECUTED AS A DEED by THE HARWELL
SCIENCE AND INNOVATION CAMPUS
GENERAL PARTNER LIMITED as general partner
for The Harwell Science and Innovation
Campus Limited Partnership acting by a director in
the presence of:

	) ) ) ) ) )	Director
Witness Signature

Name

Address
Occupation

EXECUTED AS A DEED by THE HARWELL SCIENCE AND INNOVATION CAMPUS NOMINEE LIMITED as nominee for The Harwell Science and Innovation Campus Limited Partnership acting by a director in the presence of:	) ) ) ) ) )	Director
Witness Signature

Name

Address
Occupation

COUNTERPART EXECUTED AS A DEED by VACCITECH (UK) LIMITED acting by a director in the presence of:-	) ) )

Witness Signature

Name

Address
Occupation

Appendix 1

Plan 1 (Demise Plan)

Appendix 2

Plan 2 (Estate Plan)

Appendix 3

Rent Review Specification

NOTIONAL SPECIFICATION FOR RENT REVIEW

Mezzanine Installation

Mezzanines on 1st and 2nd Floor to the following specification:
Mezzanine point load of 6.0 tonnes based on a 3.6m x 3.6m grid (or equivalent area), lightweight floor construction including selfweight per floor of 1.0 kN/m2 and a superimposed load of 2.5 kN/m2 for office + 1.0 kN/m2 for lightweight partitions, with baseplates suitably sized. The mezzanine design and stability shall be in accordance with the requirements of BRE digest 437. Point loads shall be at least 300mm from any floor joint
Fire Stopping to 1st & 2nd Floor Mezzanine
2nd Floor External Windows
Solar film to external windows
Wall lining all perimeter walls (full building height)
Installation of stairs to the mezzanine floors
Installation of lift

Cat A works

1st fix CAT A HVAC to offices (MHVR ventilation and VRF AC)
2nd fix CAT A HVA to offices (MHVR ventilation and VRF AC)
HVAC infrastructure to ground floor (for extension to CAT b by others)

(a)	Heat recovery AHU designed suitable for cat b extension by others
(b)	DX Heat Pump Systems
(c)	BMS Control Systems [typical cost]
(d)	Run around coil heat recovery system
(e)	FAMU/Exhaust Ductwork & Attenuators etc [estimate at this stage]

Suspended Ceiling to 1st & 2nd Floor – Mineral fibre
Suspended Ceiling to Ground Floor - Vinyl satin spar
Fire Alarm System to 1st & 2nd Floor
Fire Alarm System to Ground Floor
Toilets for 1st & 2nd Floor
Toilets for Ground Floor
Extract Systems to 1st & 2nd Floor Toilets
Extract Systems to Ground Floor Toilets
Mechanical & Electrical Infrastructure to Ground Floor inc breaktank
CAT A Electrics to 1st & 2nd Floor
Water and drainage pipework to toilets and kitchenette
Kitchenette to 1st Floor
Door Access Main Doors to each floor
CAT A LED Lighting to 1st & 2nd Floor
CAT A LED Lighting to Ground Floor
LTHW/DHWS calorifier and primary pumps (all floors)

Appendix 4

Rent Review Specification

NOTIONAL SPECIFICATION FOR RENT REVIEW

Mezzanine Installation

Mezzanines on 1st and 2nd Floor to the following specification:
Mezzanine point load of 6.0 tonnes based on a 3.6m x 3.6m grid (or equivalent area), lightweight floor construction including selfweight per floor of 1.0 kN/m2 and a superimposed load of 2.5 kN/m2 for office + 1.0 kN/m2 for lightweight partitions, with baseplates suitably sized The mezzanine design and stability shall be in accordance with the requirements of BRE digest 437. Point loads shall be at least 300mm from any floor joint
Fire Stopping to 1st & 2nd Floor Mezzanine
2nd Floor External Windows
Solar film to external windows
Wall lining all perimeter walls (full building height)
Installation of stairs to the mezzanine floors
Installation of lift

Cat A works

1st fix CAT A HVAC to offices (MHVR ventilation and VRF AC)
2nd fix CAT A HVA to offices (MHVR ventilation and VRF AC)
HVAC infrastructure to ground floor (for extension to CAT b by others)

(a)	Heat recovery AHU designed suitable for cat b extension by others
(b)	DX Heat Pump Systems
(c)	BMS Control Systems [typical cost]
(d)	Run around coil heat recovery system
(e)	FAMU/Exhaust Ductwork & Attenuators etc [estimate at this stage]

Suspended Ceiling to 1st & 2nd Floor - Mineral fibre
Suspended Ceiling to Ground Floor - Vinyl satin spar
Fire Alarm System to 1st & 2nd Floor
Fire Alarm System to Ground Floor
Toilets for 1st & 2nd Floor
Toilets for Ground Floor
Extract Systems to 1st & 2nd Floor Toilets
Extract Systems to Ground Floor Toilets
Mechanical & Electrical Infrastructure to Ground Floor inc breaktank
CAT A Electrics to 1st & 2nd Floor
Water and drainage pipework to toilets and kitchenette
Kitchenette to 1st Floor
Door Access Main Doors to each floor
CAT A LED Lighting to 1st & 2nd Floor
CAT A LED Lighting to Ground Floor
LTHW/DHWS calorifier and primary pumps (all floors)